UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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Ameriprise Financial, Inc.

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Notice of 2021 Annual Meeting of
Shareholders and Proxy Statement

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JAMES M. CRACCHIOLO Please join us for our Annual Meeting of Shareholders April 28, 2021

Message from our Chairman and
Chief Executive Officer

March 19, 2021

Dear Fellow Shareholders:

One year ago, the global economy and local communities were upended by the COVID-19 pandemic. It has truly been an unprecedented time, and we hope you and your loved ones have remained safe and healthy.

At Ameriprise, we have built a company with a compelling value proposition, strong financial foundation, excellent risk management and a clear mission to help people feel confident about their financial future. Each of these elements contributed to our ability to successfully navigate such a challenging period and remain focused on executing our strategy and investing for the long term.

Our people demonstrated incredible resiliency - both professionally and personally - ensuring that we delivered an excellent client experience. Together, we generated record levels of engagement that helped drive strong results across our diversified firm. We also provided direct help to local communities through targeted grants, virtual volunteer activities and the generosity of our employees and advisors.

Our performance in 2020 reinforced the importance of how we manage the business responsibly with strong governance and engagement with our Board of Directors, and we added to our track record of delivering for all our stakeholders, including our shareholders, through challenging market cycles. Our approach and strong results are detailed in this proxy statement. We expanded upon key topics such as our response to COVID-19, shareholder engagement, executive compensation program and responsible business practices, including continuing to advance our important diversity and inclusion efforts that have always served to strengthen our culture, and are underscored by our Vision, Values, and Behaviors and Commitments.

I would also like to cordially invite you to join us for our 2021 Annual Meeting of Shareholders, which will be held on Wednesday, April 28, 2021, at 11:00 a.m. Central time. We intend to hold the annual shareholders meeting in a virtual meeting format only, via live webcast. Shareholders will not be able to attend the annual meeting in person. The Board of Directors made this decision in light of government health directives and our efforts to protect the health and safety of shareholders, employees, directors and others. We’ve provided additional information about it on the following page.

On behalf of my fellow directors, we are grateful for your support and look forward to updating you on our continued progress at our annual meeting. Thank you for your commitment to Ameriprise Financial.

Sincerely,

Chairman and Chief Executive Officer

Notice of Annual Meeting of
Shareholders and Proxy Statement

Items of Business

1.	To elect the nine director nominees named in the proxy statement

2.	To approve the compensation of the named executive officers by a nonbinding advisory vote

3.	To ratify the Audit Committee’s selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2021

4.	To transact such other business that may properly come before the meeting or any adjournment of the meeting

Record Date

You can vote if you are a shareholder of record as of the close of business on March 1, 2021.

The Annual Meeting of Shareholders will be held in a virtual meeting format only, via live webcast at www.virtualshareholdermeeting.com/amp2021. To attend and be able to vote, examine the list of our shareholders and ask questions during the Annual Meeting, you must enter the 16-digit control number found on your proxy card or notice. The list of shareholders of record will be available at www.virtualshareholdermeeting.com/amp2021 during the Annual Meeting.

Please see page 73 for additional details.

Wendy B. Mahling
Senior Vice President – Corporate Secretary
March 19, 2021
Date and Time
Wednesday, April 28, 2021 11:00 a.m. Central time

Where
Via live webcast at www.virtualshareholdermeeting.com/amp2021

Your vote is important

Please carefully review the proxy materials and follow the instructions below to cast your vote as soon as possible in advance of the meeting.

We anticipate that the Notice Regarding the Availability of Proxy Materials will be mailed to shareholders beginning on or about March 19, 2021.

VOTE ONLINE Go to www.proxyvote.com and follow the instructions.

VOTE BY PHONE
If your shares are held in the name of a broker, bank or other nominee: follow the telephone voting instructions, if any, provided on your voting instruction card. If your shares are registered in your name: call 1-800-690-6903 and follow the telephone voting instructions. You will need the control number that appears on your proxy.

VOTE BY MAIL Sign, date and return your proxy card in the postage-paid envelope.

VOTE DURING THE MEETING Attend the annual meeting via live webcast at www.virtualshareholdermeeting.com/amp2021. See page 73 for instructions on how to attend.

Compensation of Directors	29
Our Compensation Philosophy for Outside Directors	29
2020 Annual Compensation for Outside Directors	29
Compensation Paid to Outside Directors in 2020	30

Ownership of Our Common Shares	32
Item 2 — To Approve the Compensation of the Named Executive Officers by a Nonbinding Advisory Vote	33

Report of the Audit Committee	34
Item 3 — Ratification of Audit Committee’s Selection of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm for 2021	35

Compensation and Benefits Committee Report	37

Compensation Discussion and Analysis	38
Executive Summary	38
Elements of Executive Compensation	41

Certain Transactions	68
Related Person Transaction Review Policy	68
Transactions with Other Companies	68
Transactions Between the Company and Our Directors and Officers	68
Transactions with Significant Shareholders	69

General Information	70

Appendix	75
GAAP to Non-GAAP Reconciliations	75

Proxy Summary

Our Response to COVID-19

Though the COVID-19 pandemic brought market volatility, economic uncertainty and the need to pivot to remote operations and online client interaction, Ameriprise was well prepared to manage through the significant and unexpected impacts and still achieve strong results because of the strategic actions we have taken over many years. From the start, our priority has been serving our clients as well as the health and safety of the Ameriprise team. As we continue to navigate through this challenging environment, our balance sheet strength and risk management foundation remain key to our success.

We remain focused on protecting the health and safety of our employees and advisors

•	Effective business continuity planning and strong technology infrastructure enabled a rapid transition to work-from-home for ~95% of our workforce

•	Implemented comprehensive safety protocols across all locations for those who needed access to our offices

•	Provided proactive and frequent updates to employees, advisors and clients regarding support available during remote environment

•	Significantly increased engagement by successfully executing virtual recruiting and onboarding strategies for employees and advisors

•	Emphasized ability to obtain virtual care resources and support through our existing providers

•	Expanded our employee assistance program resources to non-employee advisors

We are supporting our communities through this unprecedented time

•	Awarded grants to 238 non-profits in 28 states to help meet immediate needs in our communities

•	Included multi-phased supplemental COVID-19 contributions to charitable partners such as Feeding America and the Global FoodBanking Network

Throughout a challenging environment, we continue to engage clients and deliver strong results

•	Continue to organically grow our Advice & Wealth Management business
•	Achieved substantial improvement in Asset Management net inflows through active management expertise, strong investment performance and traction across distribution partners

•	Demonstrated strong expense management and reengineering

•	Strong balance sheet and risk management foundation allowed financial flexibility while driving value for shareholders and achieving a quarterly dividend increase of 7%

•	Remained committed to prudent capital management and liquidity, with parent company liquidity ending the year at $2.3 billion

•	Implemented secure technology solutions to best assist clients

Our Board devotes significant time to discussing the company’s approach to the pandemic

•	Held two special board meetings and in-depth presentations by senior officers

•	Receives regular updates from management on developments related to the pandemic, including management’s actions to promote employee and advisor health and safety, business continuity and risk management, as well as human capital management and overall learnings to support our business strategy and emerge stronger after the pandemic ends

Ameriprise Financial 2021 Proxy Statement | 6

Strategy and Performance

As an integrated, diversified financial services leader, Ameriprise is well-positioned for future growth. We have consistently communicated the strategic focus areas that make Ameriprise a compelling shareholder value proposition. These focus areas, which are incorporated into our compensation program, include:

•	Driving profitable growth while shifting the business towards a higher-return, lower-capital mix;

•	The significant opportunity to further grow as a wealth management and advice leader focused on deep client relationships

•	Efforts to continue to transform our global asset management business to meet the important and growing client needs for active management

•	The management of well-developed insurance and annuity books of business focused on retirement asset accumulation solutions that generate strong, continuous cash flows; and

•	Maintaining a strong balance sheet and managing risk while prudently returning capital to shareholders. See detailed actions in the Compensation Discussion and Analysis beginning on page 38.

In addition, our leadership team is focused on attracting, engaging and developing talent across all businesses and experience levels at the company through an inclusive culture, a persistent focus on executional excellence, our competitive employee value proposition and leadership expectations to engage employees and ensure a strong cultural foundation in our operating entities across the globe.

Performance Highlights

In 2020, Ameriprise extended its track record of out- performance delivering excellent results that have continued since becoming public in 2005.

•	We continued to invest in the business, drove organic growth, evaluated inorganic opportunities and maintained a return on capital to shareholders at attractive levels.

•	Our strong balance sheet has allowed us to consistently provide significant return of capital to shareholders.

In 2020, Ameriprise delivered solid financial, strategic, and balance sheet performance despite significant impacts from COVID-19-related market volatility and historic low interest rates, returning 87% of adjusted operating earnings to shareholders and exiting the year with an excess capital position of $1.9 billion

Note: Figures above do not include unlocking impacts, which reflect the Company’s annual review of insurance and annuity valuation assumptions and model changes, and the Long-Term Care (LTC) gross premium valuation. 2019 Actuals have been adjusted to exclude Ameriprise Auto & Home insurance impacts of $881 million revenue and $0.07 earnings per share.

Ameriprise Financial 2021 Proxy Statement | 7

Sustained Shareholder Value Creation

Despite the challenges presented by the pandemic, Ameriprise’s stock price performed well in 2020, with total shareholder return of 20%. Over a longer-term horizon, Ameriprise total shareholder return remains very strong both on a relative and absolute basis, with returns of 24% and 109% over the past three and five years, respectively. The time period in the graph below reflects a variety of economic and capital market headwinds and tailwinds, and we are pleased to have been able to deliver consistent results for our shareholders.

Ameriprise Financial 2021 Proxy Statement | 8

Shareholder Engagement and Responsiveness

We maintain a year-round dialogue with shareholders to gain their perspectives, which are incorporated into relevant Board discussions. The input that we receive from shareholders as part of our engagement efforts has helped to inform our governance, responsible business and compensation practices.

During the fall of 2020, we reached out to shareholders representing 62% of shares outstanding and engaged with shareholders representing 23% of shares outstanding. Our Presiding Director participated in several discussions with shareholders and proxy advisors, and the feedback was conveyed to the entire Board.

Scope of Shareholder Engagement

Topics frequently discussed with shareholders include:
Response to COVID-19	•	Board’s oversight and engagement in responding to the pandemic
	•	Successful employee transition to work from home with a focus on employee and advisor safety and well-being
	•	Provided numerous employee and advisor resources to effectively lead, engage and motivate in a remote work environment
Human Capital Management	•	Amplified diversity and inclusion initiatives, resources and leader tools
	•	Gender and racial diversity on the management team
	•	Continued evolution of diversity metric disclosures
	•	Updates to our 2021 Responsible Business Report
Executive Compensation	•	Responsiveness of the Compensation and Benefits Committee to investor feedback and steps taken to enhance the incentive program
	•	The Compensation and Benefits Committee did not modify the executive compensation program or make special awards as a result of the impact of COVID-19

Ameriprise Financial 2021 Proxy Statement | 9

Executive Compensation

As discussed in detail under “Compensation Discussion and Analysis,” we have a disciplined pay for performance compensation strategy designed to incent, motivate, engage and retain a highly effective, stable executive leadership team that delivers exceptional organizational outcomes that create sustained shareholder value over the long term.

Summary of our 2020 Executive Compensation Program

Our Compensation and Benefits Committee applies a transparent performance scorecard approach to determine short- and long-term incentive compensation for eligible executives, including the named executive officers. Under this approach, the Committee establishes performance measures and targets in line with the Company’s business and strategic plans. Our actual performance at the end of the year is assessed against the established scorecard goals resulting in an incentive pool from which incentive compensation is then awarded to our executives.

Despite these unprecedented times, the Compensation and Benefits Committee did not modify the executive compensation program or make special awards as a result of the impact of COVID-19.

Ameriprise Financial 2021 Proxy Statement | 10

Impact on CEO Compensation

The following illustrates our CEO’s annual total direct compensation from 2017 to 2020. The 35% total reduction in pay was made despite continued strong financial, business, stock price and operational performance and was responsive to shareholder feedback in prior years. Of note was the Company’s strong financial and business performance in 2020 despite unprecedented challenges in the external environment. Total direct compensation provides clear alignment between compensation decisions for our CEO and each performance year, since the value of equity is determined and awards made following the close of the fiscal year end based on actual performance outcomes.

Corporate Governance Highlights

Our Board and its Nominating and Governance Committee have a strong focus on corporate governance issues of interest to our shareholders:

•	All directors are elected annually

•	All directors are independent, except for our chairman

•	Two of our nine incumbent directors are women and one director is racially/ethnically diverse

•	Majority voting in uncontested elections, with a mandatory resignation required for any director who received less than a majority of the votes cast

•	Proxy access right for shareholders

•	No supermajority voting rights

•	Independent directors regularly meet without management
•	Expanded proxy statement disclosure of the Audit Committee’s oversight of our independent auditor

•	Statement of Principles Governing Corporate Political Spending and annual report of corporate political spending available online

•	Directors, officers and employees are prohibited from hedging against a decline in the value of our stock in any way

•	Enhanced clawback policy to include material misconduct in addition to financial restatements and expanded to cover entire Executive Leadership Team

Ameriprise Financial 2021 Proxy Statement | 11

Responsible Business Approach

Since 2017, Ameriprise has published a Responsible Business Report (www.ameriprise.com/about/responsible-business), where we discuss our corporate social responsibility (CSR) efforts under five key pillars: Values-Driven Firm, Responsible Investor, Governance, Environmental Steward and Community Impact. Our report describes how we operate our business responsibly and consider the interests of all of our stakeholders, including how we serve clients, engage our employees and financial advisors, create shareholder value and help strengthen our communities

2020 was a year of significant and unforeseen challenges that underscored the importance of sustainability. Ameriprise was well prepared to navigate this extraordinary period. As we describe in the business highlights of the Compensation Discussion and Analysis on page 44, we executed with a clear focus on serving our clients, maintaining the health and safety of the Ameriprise team, supporting our communities and generating strong business results.

In a year of historic market volatility and change, we earned record client satisfaction, enjoyed excellent employee engagement and were recognized as a responsible employer. Ameriprise was added to a third index within the FTSE4Good series, remained on the Bloomberg Gender Equality Index and was added to the Disability Equality Index. Ameriprise was also listed as a “best place to work” by the Minneapolis/St. Paul Business Journal for the tenth time and as a “military-friendly employer” for the seventh time.

We have continued to evolve our CSR capability in coordination with the Ameriprise Board, primarily with the Nominating and Governance Committee that oversees our efforts, as well as with the Audit Committee in terms of our risk management capability. Updates to our 2021 Responsible Business Report include:

•	Information about our management of the business during the COVID-19 pandemic within a sustainability lens, including information about our business continuity; service and technology; client, employee and advisor engagement and support; community vitality; and financial strength and soundness.

•	Our formal consideration of climate risk as a long-term strategic risk within our enterprise risk management approach, which informed our 2020 CDP submission.
•	Third-party assurance of our emissions data and how we offset our 2020 emissions for our Minneapolis campus through the purchase of renewable energy credits.

•	Further information about the diversity of our firm.

With regard to diversity and inclusion, we have a strong focus on fostering a diverse and inclusive culture at Ameriprise. This includes ensuring meaningful dialogue between leaders and employees on current diversity and inclusion topics. Our Board and management team have prioritized creating an outstanding employee experience to ensure retention and development of our people, which is essential to our long-term success. Through a variety of initiatives and goals, such as a global diversity speaker series, investing in leadership development training and a robust D&I curriculum, we will continue to invest in advancing talent at the company and maximize the diverse experience on our teams to drive innovation, build talent and strengthen our client relationships. Considerations of gender, racial and ethnic diversity continue to be important factors in identifying and recruiting new directors—the Board believes that maintaining and enhancing its diversity is an important goal. Out of our nine directors, two are women and one is racially/ethnically diverse. See page 13 for more information.

Our caring culture is reflected in the strength of the results we consistently achieve on our annual engagement survey. Since we began conducting this survey in 2005, our results have consistently exceeded external benchmarks. 93% of employees participated in the 2020 survey, and we saw ongoing strength in the metrics of Integrity, Respect, Growth & Development, Empowerment and Teamwork & Collaboration.

We will continue to evolve our CSR efforts to help investors and others understand how we manage the business responsibly. Our Responsible Business Report will remain our core disclosure document. We will update it annually and continue to provide timely information on ameriprise.com.

Ameriprise Financial 2021 Proxy Statement | 12

Our Director Nominees

Name	Age	Director Since	Current Occupation	Independent	Audit	Compensation and Benefits	Executive	Nominating and Governance
James M. Cracchiolo	62	2005	Chairman and Chief Executive Officer Ameriprise Financial, Inc.				C
Dianne Neal Blixt	61	2014	Former Executive Vice President and Chief Financial Officer Reynolds American Inc.		M	C	M
Amy DiGeso	68	2014	Former Executive Vice President, Global Human Resources The Esteé Lauder Companies Inc.			M		M
Lon R. Greenberg	70	2011	Chairman Emeritus and Former Chairman and Chief Executive Officer UGI Corporation		M	M
Jeffrey Noddle	74	2005	Former Chairman SUPERVALU INC.			M		M
Robert F. Sharpe, Jr.	69	2005	Former President of Commercial Foods and Chief Administrative Officer ConAgra Foods, Inc.			M	M	C
Brian T. Shea	60	2019	Former Vice Chairman and Chief Executive Officer of Investment Services BNY Mellon		M
W. Edward Walter III	65	2018	Global Chief Executive Officer and Director Urban Land Institute		M			M
Christopher J. Williams	63	2016	Chairman Siebert Williams and Shank & Co., LLC		C		M

C= Chair

M = Member

Director Independence	Tenure of Directors	Gender Diversity	Ethnic/Racial Diversity

8 of 9 directors are independent		2 of 9 directors are women	1 of 9 directors

Ameriprise Financial 2021 Proxy Statement | 13

Voting Information

Voting Matters and Board Recommendations

Our Board recommends a “FOR” vote on each of the proposals to be presented by management at this year’s annual meeting of shareholders.

Item		Board’s Voting Recommendation	Page
	To elect the nine director nominees named in this proxy statement	FOR	15
	To approve the compensation of the named executive officers by a nonbinding advisory vote • Only independent directors serve on the Compensation and Benefits Committee • The committee retained Semler Brossy Consulting Group as its independent compensation consultant as of June 5, 2019 and confirmed its independence from management	FOR	33
	To ratify the Audit Committee’s selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2021 • Only independent directors serve on the Audit Committee • PricewaterhouseCoopers LLP has served as the Company’s external auditor since fiscal year 2011	FOR	35

Ameriprise Financial 2021 Proxy Statement | 14

We are providing these proxy materials to you in connection with the solicitation of proxies by the Board of Directors of Ameriprise Financial, Inc. for the 2021 annual meeting of shareholders and for any adjournment or postponement of the meeting. In this proxy statement, we may also refer to Ameriprise Financial, Inc. as “Ameriprise Financial,” “Ameriprise,” “the Company,” “we,” “our” or “us.”

Corporate Governance

This section highlights our corporate governance program and our Board of Directors. We provide details about these and other corporate governance policies and practices in other sections of the proxy statement and on our website on the Corporate Governance page at ir.ameriprise.com

Item 1 — Election of the Nine Director Nominees Named Below

The Board of Directors recommends a vote “FOR” the election of the nine director nominees. Proxies will be voted “FOR” each director nominee unless otherwise specified.

All of our directors are elected annually and the directors elected at this annual meeting will be elected for a one-year term ending at the 2022 annual meeting.

Our Board of Directors has currently fixed the number of directors at nine. At this year’s annual meeting, the terms of all directors now serving will expire.

The Board has appointed Walter S. Berman, Karen Wilson Thissen and Wendy B. Mahling as proxies who will vote your shares for which proxies have been submitted. Their names appear on the proxy card. Proxies will be voted “FOR” the election of each of the nine nominees unless you indicate on the proxy card or voting instructions that you vote “AGAINST” or “ABSTAIN” from voting with respect to any or all of the nominees. The telephone and Internet proxy submission procedures will include instructions on how to abstain from voting with respect to any or all nominees. We expect that each nominee will be able to serve if elected as a director. However, if any nominee is not able to serve, the persons named as proxies may vote for another person nominated by the Nominating and Governance Committee. Alternatively, the Board of Directors, at its option, may reduce the number of directors.

We currently expect that the election of directors will be uncontested and therefore the nominees for director will be subject to a majority voting standard, as explained in more detail on page 71. Proxies will be voted “FOR” the election of all nominees unless otherwise specified.

The nominees for election as director have provided information about themselves on the following pages.

The Securities and Exchange Commission’s rules require us to discuss briefly the specific experience, qualifications, attributes or skills that led the Board to conclude that each director or nominee for director should serve on our Board of Directors. We have provided this discussion in a separate paragraph immediately above the biographical information provided by each director in the following section.

All of our directors and nominees possess the qualities and skills described in the section of the proxy statement captioned “Director Qualifications,” beginning on page 21. In addition, one or more of our directors and nominees possess the specific qualities or skills considered necessary by the Nominating and Governance Committee, also described in that section.

As you read the disclosures, please keep these points in mind. First, if a specific qualification, attribute or skill is ascribed to one or more directors and nominees, that does not necessarily imply that other directors and nominees do not possess that qualification, attribute or skill. Second, this disclosure does not impose on the director any duties, obligations or liability that are greater than the duties, obligations, and liability imposed on each member of the Board of Directors. Third, the disclosure does not affect the duties, obligations or liability of any other member of the Board of Directors.

Ameriprise Financial 2021 Proxy Statement | 15

Directors — Nominees for Terms Ending in 2022

James M. Cracchiolo

Chairman and

Chief Executive Officer

Age 62

Director

since: 2005

Committees:

•  Executive (Chair)

Other Current Public
Directorship:

•  None

Career Highlights

Mr. Cracchiolo has been Chairman and Chief Executive Officer of Ameriprise Financial since 2005, when the company, American Express Financial Advisors, completed its spin-off from the American Express Company. Mr. Cracchiolo has guided Ameriprise with a strong, client-centric culture and a record for generating meaningful, long-term shareholder value. In 2019, the company marked the 125th anniversary of its founding. Ameriprise is proud to be one of a select group of public companies in the United States in business for more than a century. Prior to his current role, Mr. Cracchiolo held a number of executive level positions at American Express, including leading businesses with significant domestic and global operations. Mr. Cracchiolo served as Group President American Express Global Financial Services from 2000-2005 and held the following roles: Chairman and CEO of American Express Financial Advisors; Chairman of American Express International Bank; and CEO of Travel Related Services International. In addition, Mr. Cracchiolo was President and CEO of Travel Related Services International from 1998-2000; President of Global Network Services from 1997 to 1998; Senior Vice President of Travel Related Services Quality, Global Reengineering and Strategy from 1993-1997; and Executive Vice President and Chief Financial Officer of Shearson Lehman Brothers (then a unit of American Express) from 1990-1993.

Other Experience

•	Member, Business Roundtable
•	Advisory Board Member, March of Dimes
•	Former Director, American Council of Life Insurers
•	Former Director, Financial Services Roundtable

Education

•	Masters of Business Administration, New York University
•	Bachelor of Arts, Accounting and Economics, New York University
•	Financial Industry Regulatory Authority certifications

Relevant Skills and Qualifications

•	Global businesses with large scale operations	•	Long-term strategic planning
•	Financial services industry experience	•	Executional and risk management expertise
•	Public company executive leadership	•	Large scale acquisitions

Dianne Neal Blixt

Age 61

Director
since: 2014

Committees:

•  Audit

•  Compensation and Benefits (Chair)

•  Executive

Other Current Public Directorships:

•	Scandinavian Tobacco Group (Since 2016)

•	Triad Business Bank (Since March 2020)

Career Highlights

Ms. Blixt was a director of Lorillard, Inc., a tobacco company, from January 2011 to June 2015. She served as executive vice president and chief financial officer of Reynolds American Inc. from July 2004 until her retirement in December 2007. Prior to that, she had served as executive vice president and chief financial officer of R.J. Reynolds Tobacco Holdings, Inc. from July 2003 to June 2004. She also served in various roles of increasing responsibility with Reynolds American Inc. and its subsidiaries beginning in 1988.

Other Experience

•	Chair, National Sports Media Association
•	Trustee and vice chair, Reynolda House Museum of American Art
•	Former director, LandAmerica Financial Group, Inc.
•	Former director, Metavante Technologies, Inc.
•	Former director, Southern Community Bank and Trust

Education

•	Masters of Business Administration and Bachelor of Science, University of North Carolina at Greensboro

Relevant Skills and Qualifications

•	Public company financial operations and controls	•	Expense management
•	Merger and acquisition activity	•	Regulatory relations
		•	Communications to investors

Ameriprise Financial 2021 Proxy Statement | 16

Amy DiGeso

Age 68

Director
since: 2014

Committees:

•  Compensation and Benefits

•  Nominating and Governance

Other Current Public

Directorships:

•  None

Career Highlights

Ms. DiGeso was executive vice president, global human resources, at The Estée Lauder Companies, Inc., one of the world’s leading manufacturers and marketers of quality skin care, makeup, fragrance and hair care products, until retiring from the position in September 2013. Ms. DiGeso remained with the company as executive vice president, senior advisor to William P. Lauder, executive chairman and Fabrizio Freda, president and chief executive officer through June 30, 2014. Prior to rejoining The Estée Lauder Companies in May 2005, Ms. DiGeso was managing partner, human capital, responsible for global human resources at PricewaterhouseCoopers, a worldwide professional services firm with over 125,000 employees in 142 countries. She has also served as president of Popular Club, Inc., a direct marketing and sales subsidiary of Macy’s, Inc., and held a number of executive management positions at Mary Kay Inc., including that of chief executive officer. Earlier in her career she held positions of increasing responsibility at Bankers Trust Company, the American Express Company and Olivetti Corporation of America. She worked previously at The Estée Lauder Companies as executive director of human resources.

Education

•	Masters of Business Administration, Global Management, Fordham University
•	Bachelor of Science, Pennsylvania State University
•	Pennsylvania State University Alumni Fellow, highest recognition by the university

Relevant Skills and Qualifications

•	Complex human capital for multinational companies	•	Succession planning and talent recruitment and development
•	Executive compensation programs	•	Strategic planning in the consumer products and financial services industries
•	Executive leadership experience

Lon R. Greenberg

Age 70

Director
since: 2011

Committees:

•  Audit

•  Compensation and Benefits

Other Current Public
Directorships:

•  AmerisourceBergen Corporation (Since May 2013)

Career Highlights

Mr. Greenberg is the chairman emeritus and former chairman and chief executive officer of UGI Corporation. UGI Corporation is an international distributor and marketer of energy products and services, including propane, butane, natural gas and electricity. Mr. Greenberg joined UGI in 1980 and held various positions until he became CEO in 1995, a position he held through April 2013. Mr. Greenberg retired as chairman of UGI Corporation and AmeriGas Propane, Inc. in January 2016. After clerking for the Superior Court of Pennsylvania, he joined the law firm of Morgan Lewis, where he worked prior to joining UGI Corporation.

Other Experience

•	Former chair, World LP Gas Association
•	Former director, Aqua America, Inc. (2005 – 2017)
•	Director, Temple University and The Philadelphia Foundation
•	Former chair, United Way of Greater Philadelphia and Southeastern New Jersey

Education

•	Juris Doctor, Villanova Law School
•	Bachelor of Science, Economics, The Wharton School, University of Pennsylvania
•	Harvard Business School’s Advanced Management Program

Relevant Skills and Qualifications

•	Public company executive leadership	•	Operational and corporate governance
•	Legal and regulatory	•	Global mergers and acquisitions
•	Financial and risk management

Ameriprise Financial 2021 Proxy Statement | 17

Jeffrey Noddle

Age 74

Director
since: 2005

Committees:

•   Compensation and Benefits

•   Nominating and Governance

Other Current Public

Directorships:

•    None

Career Highlights

Mr. Noddle served as chairman of the board of directors of SUPERVALU INC. from 2002 until he retired in 2010. Previously, Mr. Noddle also served as chief executive officer of SUPERVALU from 2001 to 2010. Prior to that time, Mr. Noddle held a number of other leadership positions at SUPERVALU, including president and chief operating officer from 2000 to 2001, corporate executive vice president and president and chief operating officer of SUPERVALU’s distribution food companies, corporate vice president - merchandising and president of the company’s Fargo and former Miami divisions.

Other Experience

•	Former director, The Clorox Company (2013 - 2018)
•	Former director, Donaldson Company, Inc. (2000 - 2017)
•	Former chair, Food Marketing Institute

Education

•	Bachelor of Science, University of Iowa

Relevant Skills and Qualifications

•	Fortune 500 company chair and chief executive officer	•	Corporate governance issues
•	Mergers and acquisitions, integration, planning	•	Executive officer succession planning
	and execution	•	Financial reporting and long-range planning
•	Shareholder relations and communications	•	Director recruitment process

Robert F. Sharpe, Jr.

Presiding
Director

Age 69

Director
since: 2005

Committees:

• Compensation and Benefits

• Executive

• Nominating and Governance (Chair)

Other Current Public

Directorships:

• None

Career Highlights

Mr. Sharpe retired in November 2010, having most recently served as a senior advisor to ConAgra Foods, Inc. Previously he had served in a variety of senior positions with ConAgra since November 2005, including president of commercial foods since 2008 and chief administrative officer since 2009. From 2002 until joining ConAgra, Mr. Sharpe was a partner at the Brunswick Group LLC, an international financial public relations firm. Prior to that, he served as senior vice president - public affairs, secretary and general counsel for PepsiCo, Inc. from 1998 to 2002. Previously, Mr. Sharpe was senior vice president and general counsel for RJR Nabisco, Inc.

Other Experience

•	Director, New Frontier Foods, Inc., a private corporation
•	Former director, Swedish Match AB

Education

•	Juris Doctor, Wake Forest University
•	Bachelor of Science, Purdue University
•	Bachelor of Arts, DePauw University

Relevant Skills and Qualifications

•	Former general counsel of Fortune 500 company	•	Communications with our institutional shareholders
•	Financial, legal, regulatory and operational issues	•	Risk management, financial reporting and
	facing public companies		disclosure
•	Executive compensation programs	•	Corporate governance

Ameriprise Financial 2021 Proxy Statement | 18

Brian T. Shea

Age 60

Director
since: 2019

Committees:

•  Audit

Other Current Public
Directorships:

•  Fidelity National
Information Services, Inc. (Since June 2018)

Career Highlights

Mr. Shea served as vice chairman and chief executive officer of investment services for BNY Mellon where he also oversaw global operations and technology from 2013 until he retired in 2017. He also held a variety of executive roles at Pershing, LLC, a BNY Mellon company, including chairman, CEO, and president and COO from 1983 until 2014. He currently serves on the board of Fidelity National Information Services, Inc. (FIS), a financial services technology company, where he is a member of the Corporate Governance and Nominating Committee and the Risk Committee.

Other Experience

•	Director, RBB Funds, Inc.
•	Board member, Catholic Charities of New York and Tomorrow’s Hope Foundation
•	Former director, WisdomTree Investments, Inc. (April 2018-March 2019)
•	Former board member, Depository Trust and Clearing Corporation, and the Insured Retirement Institute
•	Former Board member Financial Industry Regulatory Authority (FINRA) and Chair of FINRA National Adjudicatory Council
•	Former Chair of Membership Committee for Securities Industry and Financial Markets Authority and FINRA Membership Committee
•	Trustee emeritus, St. John’s University in New York

Education

•	Masters of Business Administration, Finance, Pace University
•	Bachelor of Science, Business Management, St. John’s University

Relevant Skills and Qualifications

•	More than 30 years financial services industry experience	•	Global operations
•	Mergers and acquisitions	•	Banking, brokerage and investment industries
•	Executive leadership of technology and cybersecurity	•	Control functions and corporate governance

W. Edward Walter III

Age 65

Director
since: 2018

Committees:

•  Audit

•  Nominating and Governance

Other Current Public

Directorships:

•  Avalon Bay Communities, Inc.

   (Since September 2008)

Career Highlights

Mr. Walter has been the global chief executive officer and member of the global board of directors of the Urban Land Institute since June 2018. He also serves on the board of the Urban Land Institute Foundation, which supports the activities of the Institute. He previously served as the Robert and Lauren Steers Chair in Real Estate at the Steers Center for Global Real Estate at Georgetown University’s McDonough School of Business from November 2014 until June 2018 and currently serves as an adjunct professor. Mr. Walter served as president and chief executive officer of Host Hotels & Resorts, Inc., a publicly traded premier lodging real estate company, from 2007 to 2016. From 2003 until 2007, he served as executive vice president and chief financial officer of Host and from 1996 until 2003, he held various senior management positions with Host, including chief operating officer. Mr. Walter was a member of the board of directors of Host from October 2007 through December 2016. Prior to joining Host, Mr. Walter was a partner with Trammell Crow Residential Company and the president of Bailey Capital Corporation.

Other Experience

•	Member, Board of Visitors, Georgetown University Law Center
•	Member, Executive Committee, Steers Center for Global Real Estate
•	Former chair, Federal City Council
•	Former chair, National Kidney Foundation
•	Former chair, National Association of Real Estate Investment Trusts

Education

•	Juris Doctor, Georgetown University Law Center
•	Bachelor of Arts, Political Science, Colgate University

Relevant Skills and Qualifications

•	Public company executive leadership as chair, chief executive officer, chief financial officer and chief	•	Real estate and investment expertise
	operating officer	•	Leadership in the academic world

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Christopher J. Williams

Age 63

Director
since: 2016

Committees:

•  Audit (Chair)

•  Executive

Other Current Public
Directorships:

•  The Clorox Company
(Since July 2015)

•  Union Pacific Corporation
(Since November 2019)

Career Highlights

Mr. Williams is chairman of Siebert Williams and Shank & Co., LLC, an investment banking and financial services company. Previously, Mr. Williams was chairman and chief executive officer of The Williams Capital Group, L.P. and Williams Capital Management, LLC, an investment banking and financial services firm, from the company’s formation in 1994 until it merged with Siebert Cisneros Shank to form Siebert Williams and Shank & Co. in November 2019. Prior to founding Williams Capital, he managed the derivatives and structured finance division of Jefferies & Company. He previously worked at Lehman Brothers, where his roles included managing groups in the corporate debt capital markets and derivatives structuring and trading.

Other Experience

•	Former director, Caesar’s Entertainment Corporation (2008 – 2019)
•	Former director, Wal-Mart Stores, Inc. (2004 – 2014)
•	Former chair, Tuck School of Business, Dartmouth College
•	Board member, Lincoln Center for the Performing Arts

Education

•	Masters of Business Administration, Tuck School of Business, Dartmouth College
•	Bachelor of Architecture, Howard University

Relevant Skills and Qualifications

•	Extensive experience in investment banking and	•	Public and private company governance
finance
•	Perspective as chair and chief executive officer	•	Business planning, finance, and long-term strategies

Ameriprise Financial 2021 Proxy Statement | 20

Director Qualifications

The Board of Directors has determined that directors should be persons who have achieved prominence in their field and who possess significant experience in areas of importance to the Company, such as general management, finance, marketing, technology, law, business or public sector activities.

Directors should possess integrity, energy, forthrightness, analytical skills and the commitment to devote the necessary time and attention to the Company’s affairs. Directors should possess a willingness to challenge and stimulate management and the ability to work as part of a team in an environment of trust.

The Nominating and Governance Committee will consider whether the candidate has served as the chief executive officer, chief financial officer or other executive officer of a public company with significant policy-making or operational responsibility. The committee also evaluates a candidate’s manifest potential to significantly enhance the effectiveness of the Board and its committees. Experience in an area that is directly relevant to one or more of our business segments is also an important consideration.

The committee considers these specific qualities or skills as being necessary for one or more directors to possess:

•	A majority of directors must satisfy the independence standards established by the New York Stock Exchange;

•	Enough independent directors must be financially literate and have accounting or related financial management expertise so that the current and anticipated membership needs of the Audit Committee can be satisfied;

•	Directors are expected to possess the skills, experience, and professional background necessary to gain a sound understanding of our strategic vision, mix of businesses, and approach to regulatory relations and enterprise risk management; and

•	The Board as a whole must possess a mix and breadth of qualities, skills, and experience that will enable it and its committees to promote the best interests of the Company and its shareholders and to address effectively the risk factors to which the Company is subject.

We believe that each director should have a substantial personal investment in the Company. A personal holding of Company shares or deferred share units having a market value of five times the amount of the current annual cash retainer upon attainment is recommended for each director. A decrease in the price of a share of our common stock after a director has attained the required ownership threshold will not negate the director’s satisfaction of this requirement. Directors are expected to attain this ownership threshold within five years of joining the Board. We disclose the dollar value of each outside director’s equity holdings as of March 1, 2021, on page 29. All directors who have served on the Board for more than five years are in compliance with our ownership threshold.

Board Diversity

Whenever the Nominating and Governance Committee engages a search firm to identify potential director candidates, the committee instructs the firm that diversity considerations are highly important. Similarly, whenever the committee considers candidates identified by other directors or shareholders, the same considerations apply. Because our Board of Directors is relatively small, it may not always be possible to recruit a director who has the skills and experience needed by the Board at that time and who also enhances the diversity of the Board. Nevertheless, considerations of gender, racial, and ethnic diversity will continue to be important factors in identifying and recruiting new directors. The Board of Directors believes that maintaining and enhancing the Board’s diversity are important corporate governance goals.

Our Corporate Governance Guidelines require the Board’s Nominating and Governance Committee to review the qualifications of the directors and the composition of the Board as a whole periodically. This assessment includes not only the independence of the directors, but also consideration of required minimum qualifications, diversity, age, skills and experience in the context of the needs of the Board. Our Corporate Governance Guidelines provide that the Board will establish the number of directors based on the recommendations of its Nominating and Governance Committee, which will consider, among other factors: the Board’s current and anticipated need for directors with specific qualities, skills, experience or backgrounds; the availability of highly qualified candidates; committee workloads and membership needs; and anticipated director retirements.

Director Nomination Process

The Nominating and Governance Committee considers and recommends candidates for election or appointment to the Board. The committee also considers candidates for election to the Board submitted by shareholders. Each member of the committee participates in the review and discussion of director candidates. In addition, members of the Board of Directors who are not on the committee may meet with and evaluate the suitability of candidates. In making its selections of candidates to recommend for election or appointment, the committee will apply the standards and criteria set forth under the caption “Director Qualifications” on this page.

Consideration of Director Candidates Recommended by Shareholders

The committee applies the same standards in considering candidates submitted by shareholders as it does in evaluating candidates submitted by members of the Board of Directors, provided that the requirements explained under the caption “Director Qualifications” are satisfied. Shareholders who wish to submit nominees for election at an annual or special meeting of shareholders must follow the procedures described on page 72. Shareholders who wish to submit a candidate for consideration by the Nominating and Governance Committee may do so by sending the candidate’s name and supporting information to our Corporate Secretary, at the address shown on page 69 under “General Information.”

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Annual Performance Evaluation Process

The Nominating and Governance Committee oversees an annual performance evaluation process for the Board of Directors and the Audit, Compensation and Benefits, and Nominating and Governance Committees. The process is intended to determine whether the Board and its committees are functioning effectively.

Our Board’s Leadership Structure

Our Board of Directors determines the leadership structure that best serves its needs and those of our shareholders. Currently, Mr. Cracchiolo serves as both the chairman of the Board of Directors and the chief executive officer of the Company. Mr. Sharpe, chair of the Board’s Nominating and Governance Committee, currently serves as the Board’s presiding director.

The Board believes that Mr. Cracchiolo’s service as both chairman and chief executive officer has the following advantages for the Company given the specific characteristics or circumstances of the Company. Mr. Cracchiolo provides proven leadership ability, strong communication skills, and a deep understanding of the Company, the financial services industry and the Company’s long-term strategic direction. The chairman is often required to speak on behalf of the entire Board to shareholders, regulators, and other stakeholders and therefore must engender the trust and respect of the entire Board. As the leader of the Board, Mr. Cracchiolo must also be able to maintain an atmosphere of collegiality, encourage open and vigorous discussion and debate during Board meetings, and promote fairness in considering the views and opinions of all directors.

Recognizing that the Company’s or the Board’s circumstances may change, the Board has no policy with respect to the separation of the roles of the chairman and chief executive officer. As stated in our Corporate Governance Guidelines, “The Board believes that this issue is part of the succession planning process, which is overseen by the Compensation and Benefits Committee, and that it is in the best interests of the Company to make a determination when it elects a new chief executive officer.”

The Board recognizes that the Company’s and Board’s circumstances may change in the context of CEO succession planning and that having a separate chairman and CEO is an option that the Board will consider carefully in those circumstances.

Presiding Director

The role of the Board’s presiding director is an important part of the Board’s leadership structure.

At other companies, this role may be called a “lead director.” The Company’s Corporate Governance Guidelines provide that the then serving chair of the Nominating and Governance Committee shall act as the Board’s presiding director, with the following duties:

•	preside over executive sessions of non-management and independent directors;

•	serve as principal liaison between the Board and the chairman and chief executive officer on sensitive issues; and

•	preside at meetings of the Board of Directors in the event of the chairman’s unavailability.

Mr. Sharpe currently serves as the Board’s presiding director.

In addition to the presiding director, our Board has adopted a number of procedures and policies designed to preserve the effectiveness of the independent directors and the transparency of Board operations. For example, each Board agenda includes an executive session of the independent directors, although those directors may decide that one is not needed. Any director is free to suggest agenda items, to request additional time for an agenda topic, or to request information from management. The independent directors also have regular access to members of management other than the chief executive officer. In advance of each regular Board meeting, the corporate secretary asks the independent directors to submit any questions or topics that they would like the chairman and chief executive officer to address at the meeting.

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Our Board’s Role in Risk Oversight

Overview

Enterprise risk management and our risk management program are critical to how we manage our business. The Board has oversight of Ameriprise’s enterprise risk management policy and framework, which: (i) establish a structure for effective enterprise risk management, including oversight and governance; (ii) delineate key constituent roles and responsibilities; and (iii) impose a number of core risk management processes. The enterprise risk management policy is designed to manage risks that may impact Ameriprise, including capital, credit, market, liquidity, operational, strategic, reputational, legal and compliance, and product. The Board and its committees receive risk reporting on a regular basis to support the key role that the Board plays in its oversight of risk. The enterprise risk management policy is supported by underlying risk policies at each Ameriprise business unit that provide further detail on the business unit’s risk governance, appetite, and tolerance.

Our chief executive officer, chief financial officer, general counsel and other members of senior management are responsible for identifying, assessing and managing our exposure to risk. Our Board is responsible for overseeing how management performs those functions. This oversight is directed primarily by the Audit Committee, whose membership includes five of our eight independent directors. As described in further detail in the Audit Committee section below, some aspect of risk management and oversight is discussed at virtually every Audit Committee meeting.

As a diversified financial services company, our business is subject to a number of risks and uncertainties. (These are described in detail in our Form 10-K for the year ended December 31, 2020, which is included as part of our 2020 Annual Report to Shareholders.) The Audit Committee and the Board as a whole receive regular reports from management and our independent auditors on prevailing material risks and the actions we are taking to address and mitigate them. Management also reports to the Audit Committee and the Board on how we are enhancing our risk management processes and controls to respond to evolving market, business and regulatory conditions. The Audit Committee and the Board also receive regular reports regarding our regulatory examinations, some of which address risk management topics.

As part of its ongoing responsibilities, the Audit Committee reviews and assesses the quality and clarity of the risk management information its members receive and, if necessary, makes recommendations to management for improving this reporting. In order to confirm that it is receiving candid and complete information, the Audit Committee holds regular separate executive sessions with members of executive management, our independent auditors, and our general auditor.

Independent directors have access to individual members of management or to our employees on a confidential basis. Directors are authorized to conduct independent investigations and to hire outside consultants or experts at our expense. Directors also have access to our records and files, and directors may contact other directors without informing our management of the purpose or even the fact of such contact.

Responsibility of Our Chairman and Chief Executive Officer

Our chairman and chief executive officer is ultimately responsible for the effectiveness of the Company’s risk management processes and is an integral part of the related day-to-day activities. He also attends most Audit Committee meetings. As a result, he is in an informed position to both lead our enterprise risk management program and assist in the Board’s oversight of that program.

Oversight of Incentive Compensation Risk

In response to emerging best practices and regulatory guidelines, the Audit Committee and the Compensation and Benefits Committee have received reports focused on risks related to our Company-wide incentive compensation plans. We discuss this subject in more detail in the Compensation Discussion and Analysis under the heading “Risk and Incentive Compensation” beginning on page 51.

Oversight of Information and Cybersecurity

The Board and the Audit Committee are central to the oversight of the Company’s cybersecurity risk management program. Our executive vice president of technology and chief information officer, our chief information security officer, and other officers regularly review with our Board and the Audit Committee: the cyber threat landscape; the design, effectiveness and ongoing enhancement of our capabilities to monitor, prevent, and respond to cyber threats and events; and any incidents that merit discussion.

During 2020 the Audit Committee also reviewed our identity theft prevention and privacy programs and discussed, among other topics: mandatory staff training on fraud prevention; identity theft experience and trends; the effectiveness of existing controls and planned enhancements to those controls; and key areas of focus for the identity theft and privacy programs.

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Our Board’s Role in Strategic Planning

Ameriprise has a strategic Long-Range Plan that guides how we lead the Company to maximize long-term shareholder value creation, deliver competitively differentiated value to our clients, and attract and retain talent. We are also aware of the need to take into account the interests of our stakeholders. Briefly, our long-range strategy is to advise, manage and protect assets and income for retail, high net worth, and institutional clients. By fulfilling our strategy, we believe that we are not only creating long-term value for our shareholders, but also enabling our clients and their families to achieve their financial goals, including a confident retirement. Our executive team regularly revisits and updates the Long-Range Plan as appropriate. Our Board of

Directors plays an important role in our strategic planning process as well. Executives and the Board hold joint detailed discussions on the Long-Range Plan at our annual long-range planning offsite meeting, as well as throughout the year as needed.

The Long-Range Plan also guides the development of our annual operating plan and budgets. Throughout the year, management and the Board hold regular discussions on the Company’s performance, progress on the annual plan and remaining goals in the context of our Long-Range Plan.

Corporate Governance Documents and Policies

Committee Charters

The Board’s Audit, Compensation and Benefits, and Nominating and Governance Committees each operate under a written charter approved by the Board of Directors. Each committee charter satisfies the requirements of the New York Stock Exchange’s corporate governance listing standards. Each committee reviews and reassesses the adequacy of its charter at least annually. Each committee will recommend any proposed changes to the Board of Directors for consideration and approval. The committee charters are posted on our website on the Corporate Governance page at ir.ameriprise.com and additional information about each committee is contained in the sections following this summary.

The Executive Committee also operates under a written charter approved by the Board of Directors. The Executive Committee’s charter is posted on our website at the same location as the other committee charters.

Corporate Governance Guidelines

The Board of Directors has approved Corporate Governance Guidelines. Among other topics, the Corporate Governance Guidelines address: director qualification standards; director responsibilities; director access to management and, as necessary and appropriate, independent advisors; director compensation; director orientation and continuing education; management succession; and the annual performance evaluation of the Board and its committees. The Corporate Governance Guidelines are posted on our website on the Corporate Governance page at ir.ameriprise.com.

Codes of Conduct

We have adopted a Global Code of Conduct to guide ethical business behavior and decision making. The Code applies to all of our officers, employees, financial advisors, and their employees, and individuals conducting business on behalf of us and our subsidiaries. Following our Global Code of Conduct and all applicable laws, regulations, and Company policies is a condition of employment or association with the Company, except as otherwise provided by the laws of a foreign jurisdiction.

The Board of Directors has adopted a Code of Business Conduct for Members of the Board of Directors of Ameriprise Financial, Inc. This Code is intended to focus each director on areas of potential conflicts of interest and provide guidance relating to the recognition and handling of ethical issues. The Code also provides mechanisms to report potential conflicts of interest or unethical conduct and is intended to foster a culture of openness and accountability.

Both of these Codes are posted on our website on the Corporate Governance page at ir.ameriprise.com.

Director Attendance at Annual Meeting of Shareholders

Our Corporate Governance Guidelines state that directors are expected to attend the annual meeting of shareholders. At our 2020 annual meeting of shareholders, all directors then serving were in attendance.

Majority Voting for Directors

Our By-Laws provide for majority voting for directors in uncontested elections. The plurality standard will be used in the case of contested elections. We anticipate that the election of directors to be held at the meeting will be uncontested, and therefore the majority voting standard will apply. We have provided additional information about the By-Law provisions governing majority voting for directors beginning on page 71 of this proxy statement, in the table titled “Votes Required for Proposals.””

Executive Sessions of Independent Directors

The independent directors customarily meet in executive session without management present at each regularly scheduled meeting of the Board. The Board may decide, however, that such an executive session is not required at a particular Board meeting.

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Director Independence

Our Board, acting upon the recommendation of its Nominating and Governance Committee, has affirmatively determined that the following directors have no material relationship with the Company and are therefore independent under the corporate governance listing standards of the New York Stock Exchange: Dianne Neal Blixt, Amy DiGeso, Lon R. Greenberg, Jeffrey Noddle, Robert F. Sharpe, Jr., Brian T. Shea, W. Edward Walter and Christopher J. Williams.

Our only non-independent director and the only Company officer serving on the Board is James M. Cracchiolo, our chairman and chief executive officer.

Independence of Committee Members

As required by the rules of the New York Stock Exchange, only independent directors serve on these standing committees of the Board: Audit; Compensation and Benefits; and Nominating and Governance. Members of the Audit Committee also meet the independence standards of Rule 10A-3 of the Securities Exchange Act of 1934, as amended. Members of the Compensation and Benefits Committee are considered “non-employee directors” under Rule 16b-3 of the Securities Exchange Act of 1934, as amended.

On the Board’s Executive Committee, Mr. Cracchiolo serves as the committee’s chairman and the chairmen of the three other standing committees serve as the Executive Committee’s other members. The corporate governance rules of the New York Stock Exchange do not require that all members of the Executive Committee be independent directors.

Categorical Standards of Director Independence

Upon the recommendation of its Nominating and Governance Committee, the Board has approved categorical standards of director independence. These categorical standards: assist the Board in making its independence determinations; provide investors with an adequate means of assessing the quality of the Board’s independence; and avoid the excessive disclosure of immaterial relationships. The Board’s categorical standards of independence are posted on our website on the Corporate Governance page at ir.ameriprise.com. The categorical standards generally classify as “not material”: relationships with our Company arising in the ordinary course of business; relationships with companies of which a director is a shareholder or partnerships of which a director is a partner; contributions made or pledged to charitable organizations with which a director has a relationship; certain familial relationships; and certain social and other relationships. In addition to the New York Stock Exchange’s standard independence tests, the Nominating and Governance Committee applied the categorical standards of independence when making its recommendations regarding director independence to the Board of Directors. In making these independence recommendations, the Nominating and Governance Committee considered all relationships and transactions between the director and the Company as described in questionnaires completed by each director and in materials provided by management, which may include transactions discussed in this proxy statement and relationships not considered material under the categorical standards of independence approved by the Board.

Communicating with Directors

The Board of Directors has provided a means by which shareholders or other interested parties may send communications to the Board or to individual members of the Board. Such communications, whether by letter, email or telephone, should be directed to the Company’s corporate secretary, who will forward them to the intended recipients. However, unsolicited advertisements or invitations to conferences or promotional material, in the discretion of the Company’s corporate secretary, may not be forwarded to the directors.

If a shareholder or other interested party wishes to communicate a concern to the chair of the Audit Committee about our financial statements, accounting practices, internal controls or business ethics or corporate conduct, the concern should be submitted in writing to the chair of the Audit Committee in care of our corporate secretary. If the concern relates to our executive compensation program, the concern should be submitted in writing to the chair of the Compensation and Benefits Committee in care of our corporate secretary. If the concern relates to our governance practices, the concern should be submitted in writing to the chair of the Nominating and Governance Committee in care of our corporate secretary. If the shareholder or other interested party is unsure as to which category his or her concern relates, he or she may communicate it to any one of the independent directors in care of our corporate secretary. The contact information for the Company’s corporate secretary is provided on page 69 under “General Information.”

Our “whistleblower” policy prohibits us or any of our employees from retaliating or taking any adverse action against anyone for raising a compliance or ethical concern in good faith. If a shareholder, employee or other interested party nonetheless prefers to raise his or her concern in a confidential or anonymous manner, the concern may be directed to our ethics hotline, at (800) 963-6395. This is a confidential, independent service that allows individuals to report compliance or ethical issues and concerns they may have concerning Ameriprise Financial. An ethics specialist will forward accounting and auditing issues to our general auditor and our general counsel, who will confirm that the matter is properly investigated and, if deemed appropriate, report the results to the Audit Committee.

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Committees of the Board

Board and Committee Meetings

During 2020, the Board of Directors met eight times. All of our directors attended 100% or more of the meetings of the Board and the Board committees on which they served during the year. Every committee includes an executive session attended by committee members only on the agenda of each meeting, but committee members may decide that an executive session is unnecessary at any particular meeting.

Membership on Board Committees

This table shows the composition of our four standing Board committees and the number of committee meetings held in 2020.

Name	Audit	Compensation and Benefits	Executive	Nominating and Governance
Mr. Cracchiolo			C
Ms. Blixt(1)	M	C	M
Ms. DiGeso		M		M
Mr. Greenberg(1)	M	M
Mr. Noddle		M		M
Mr. Sharpe		M	M	C
Mr. Shea(1)	M
Mr. Walter(1)	M			M
Mr. Williams(1)	C		M
Number of meetings held in 2020	10	8	0	2

C = Chair

M = Member

(1) Audit committee financial expert

Committee Charters

Each of the Board’s standing committees is guided by a written charter. These charters, which are regularly reviewed by the committees themselves and the Board as a whole, are available on the Corporate Governance page of our website at ir.ameriprise.com.

Requests for Copies of Materials

You may request copies of any of the documents referred to in this section of the proxy statement by calling our corporate secretary, Wendy B. Mahling at (612) 671-3603. You may also write to her by email at wendy.mahling@ampf.com or by mail at 1098 Ameriprise Financial Center, Minneapolis, MN 55474. We will provide the copies at no cost to you.

Audit Committee

The Audit Committee assists the Board by:

•	monitoring the integrity of the Company’s consolidated financial statements;

•	monitoring the Company’s compliance with legal and regulatory requirements and our Global Code of Conduct;

•	monitoring the Company’s enterprise-wide risk assessment and risk management processes, including the nature of our major risk exposures, the methods we employ to mitigate risk, and the design and effectiveness of our processes and controls to prevent and detect fraudulent activity;

•	reviewing the appointment and replacement of the general auditor, and annually reviewing the performance and compensation of the general auditor;

•	evaluating and monitoring the qualifications and independence of the independent auditors;

•	evaluating and monitoring the performance of the Company’s internal audit function and independent auditors;

•	Receiving regular reports from the general auditor, including in executive sessions where he is the only officer present; and

•	addressing specified finance and risk management matters.

The Audit Committee may convene executive sessions with the general auditor, representatives of our independent auditors, or representatives of management.

Reporting to the Board

All of our directors have access to the Audit Committee’s meeting materials, including draft minutes, so they can remain informed about our risk oversight function. Similarly, the chair of the Audit Committee regularly reports to the entire Board on the Audit Committee’s activities and decisions. In addition, each presentation to the Audit Committee or the Board on any significant matter includes a summary of the related risk management issues to ensure directors are aware of key risk topics and management’s risk management strategies and processes.

Audit Committee Financial Experts

The Board has determined that Ms. Blixt and Messrs. Greenberg, Shea, Walter and Williams are “audit committee financial experts” as defined by Securities and Exchange Commission regulations and that they have accounting or related financial management expertise, as the Board interpreted such qualification in its business judgment. The Board has also determined that all Audit Committee members are financially literate, as that term is interpreted by the Board in its business judgment.

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External Auditors

The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the independent external audit firm retained to audit the Company’s financial statements. The Audit Committee has appointed PricewaterhouseCoopers LLP as the Company’s independent external auditor for fiscal year 2021. We have retained PricewaterhouseCoopers LLP in this capacity since fiscal year 2011. The members of the Audit Committee and the Board believe that continuing to retain PricewaterhouseCoopers LLP as the Company’s independent external auditor is in the best interests of the Company and our shareholders.

In conjunction with the mandated rotation of Pricewaterhouse-Coopers LLP’s lead engagement partner, the Audit Committee is directly involved in the selection of the new lead engagement partner. In order to ensure continuing auditor independence, the Audit Committee periodically considers whether there should be a regular rotation of the independent external audit firm.

Compensation and Benefits Committee

The Compensation and Benefits Committee’s primary purposes are to:

•	establish the philosophy and objectives that will govern our compensation and benefits programs;

•	oversee and approve the compensation and benefits paid to our executive officers;

•	recommend for approval by the Board of Directors or the shareholders incentive and equity-based compensation plans;

•	promote the clear and complete disclosure to shareholders of material information regarding the compensation and benefits of our highest paid executive officers;

•	confirm that appropriate chief executive officer and management succession plans are in place and regularly reviewed and discussed by the Board;

•	oversee incentive compensation plans throughout the Company, to the extent and in the manner set forth in relevant regulatory guidance or rules;

•	make recommendations to the Board on matters related to nonbinding advisory votes of shareholders to approve the compensation of the named executive officers; and

•	engage, together with senior management, with our institutional investors on all matters related to the foregoing responsibilities.

While the Compensation and Benefits Committee oversees our executive compensation program, the Nominating and Governance Committee has the authority to oversee the compensation and benefits of non-management directors and to make recommendations on such matters to the Board of Directors for approval. We provide information about the compensation of our outside directors beginning on page 29.

In connection with its responsibilities, the Compensation and Benefits Committee has the authority to:

•	approve grants of equity-based and other incentive awards;

•	engage, oversee, compensate, evaluate and terminate a compensation consultant;

•	retain independent legal or other advisors;
•	request the support of one or more Company officers or employees to assist it in carrying out its duties;

•	request any of our officers or employees or those of our outside counsel or independent auditors to attend a meeting of the committee or to meet with members of, or consultants to, the committee;

•	determine the appropriate amount of funding to be provided by the Company to compensate any compensation consultant or other advisor engaged by the committee, and to cover any administrative expenses that arise as the committee carries out its duties;

•	delegate its authority to one or more subcommittees, including to the committee chair, who may (so long as consistent with certain federal securities requirements) act on behalf of the committee during the intervals between meetings; and

•	delegate its authority to one or more officers or employees to the extent permitted by applicable law, the rules of the New York Stock Exchange, or applicable governing compensation plan documents.

The Compensation and Benefits Committee has delegated certain administrative authority to our chief human resources officer to promote the efficient and timely administration of our compensation and benefits plans.

The Role of Executive Officers

Various executive officers help the Compensation and Benefits Committee determine the appropriate form and amount of executive compensation. Officers in our human resources department prepare meeting materials for the committee, including compensation tally sheets and other summaries of executive officers’ total compensation. These officers also may propose the adoption of new compensation or benefits plans or amendments to existing plans. The chief executive officer makes recommendations to the committee regarding compensation actions for executive officers other than himself. Our executive vice president of human resources discusses survey and benchmarking data related to executive compensation and other topics of interest to the committee. Our chief financial officer advises the committee about setting and calculating financial performance goals for certain executive compensation plans. No executive officer has the authority to approve his or her own compensation or to make equity-based grants to any executive officer.

The Committee’s Independent Compensation Consultant

The Compensation and Benefits Committee engaged Semler Brossy Consulting Group (“Semler Brossy”) as its independent compensation consultant as of June 5, 2019. The committee maintains a Compensation Adviser Policy, which addresses the relationship between the committee and its compensation advisers; the criteria that the committee uses to select its consultant; the consultant’s duties; how the committee evaluates its compensation consultant; the factors the committee will apply in determining whether its consultant is independent of the Company’s management; and the related disclosure to be provided to our shareholders. The Compensation Adviser Policy is available on the Corporate Governance page of our website at ir.ameriprise.com. You can request a free copy of the Compensation Adviser Policy by writing to our corporate secretary using the contact information included under “Requests for Copies of Materials” above.

Ameriprise Financial 2021 Proxy Statement | 27

Semler Brossy works for and reports directly to the Compensation and Benefits Committee, not the Company’s management, with respect to executive compensation matters. The committee recognizes that its consultant will necessarily work with representatives of management, but does so as the committee’s representative and solely on the committee’s behalf. The committee annually reviews and discusses Semler Brossy’s performance in executive session, without representatives of Semler Brossy present.

In its capacity as the committee’s consultant, Semler Brossy’s services include the following:

•	providing advice and guidance with respect to trends and issues related to executive compensation;

•	assisting with benchmarking competitive compensation, including advising the committee on the composition of a reference peer group;

•	assisting with the development of an executive compensation philosophy and program suited to our business strategy and goals; and

•	preparing reports and analyses for the committee’s meeting materials.

One or more representatives of Semler Brossy attend committee meetings as needed.

At a meeting held on February 24, 2021, the Compensation and Benefits Committee confirmed that Semler Brossy is independent of the Company’s management (applying the independence standards established in the Compensation Adviser Policy). In making this determination, the committee considered relevant issues, including the following six specific factors prescribed by the Securities and Exchange Commission and New York Stock Exchange corporate governance listing standards:

•	the provision of other services to Ameriprise by Semler Brossy;

•	the amount of fees received during 2020 from Ameriprise as a percentage of Semler Brossy’s 2020 total revenue;

•	Semler Brossy’s policies and procedures designed to prevent conflicts of interest;

•	any business or personal relationship between a member of the Semler Brossy engagement team and a member of the committee;

•	any Ameriprise Financial stock owned by Semler Brossy or by any member of the Ameriprise consulting team or their immediate family members; and

•	any business or personal relationship of Semler Brossy or any employee of Semler Brossy with an executive officer of Ameriprise Financial.

Based on this review and information provided by Semler Brossy, the committee determined that no conflict of interest exists that would preclude Semler Brossy from independently representing the committee.

Reporting to the Board

The Compensation and Benefits Committee chair reports to the entire Board regarding each committee meeting. When appropriate, these reports and related discussions are conducted in executive session, without management present. Before the committee makes final decisions regarding compensation for the chief executive officer, it first discusses its proposed actions with the independent directors, without management present.

Management discusses the proposed agenda for each committee meeting with members of the committee in advance. The committee chair has the authority to add or delete items from any proposed agenda, and to call special meetings of the committee at any time.

Compensation Committee Interlocks and Insider Participation

No member of the Compensation and Benefits Committee is a former or current officer or employee of the Company or any of its subsidiaries, or is an executive officer of another company where an executive officer of Ameriprise Financial is a director.

Executive Committee

The Board is not required to have an Executive Committee, but has established one to allow the timely and efficient exercise of the Board’s authority in the intervals between regularly scheduled meetings of the Board, subject to certain limitations. Under the committee’s charter, the Chairman of the Board serves as the committee chairman and the then serving chairpersons of the Audit, Compensation and Benefits, and Nominating and Governance Committees serve as members. Mr. Cracchiolo is permitted to act as chairman of the committee even though he is not an independent director. The committee meets only as required, upon the call of its chairman, and is not required to meet a minimum number of times each year.

Nominating and Governance Committee

The Nominating and Governance Committee’s purpose is to:

•	assume a leadership role in shaping the Company’s corporate governance;

•	promote the effective functioning of the Board and its committees;

•	advance the best interests of the Company and its shareholders through the implementation, oversight and disclosure of sound corporate governance guidelines and practices;

•	consider and recommend candidates for election or appointment to the Board, including evaluating candidates submitted by shareholders;

•	periodically review the compensation of outside directors and recommend changes to the Board for approval;

•	promote the clear and complete disclosure to shareholders of material information regarding the compensation and benefits of the Company’s outside directors;

•	oversee the Company’s Corporate Social Responsibility efforts; and

•	oversee corporate political spending and trade association memberships.

A Statement of Principles Governing Corporate Political Spending, approved by the Board based on the committee’s recommendation, along with the Company’s annual corporate political spending report, is posted on the Corporate Governance page of our website at ir.ameriprise.com. The Statement of Principles Governing Corporate Political Spending was last amended and restated in March 2019 to enhance Board and management oversight of the Company’s trade association memberships and our dues payments to those trade associations.

Ameriprise Financial 2021 Proxy Statement | 28

Compensation of Directors

Our Compensation Philosophy for Outside Directors

We compete with other companies for executive talent, as we explain in the Compensation Discussion and Analysis later in this proxy statement. We must also compete for persons with the ability, integrity, experience and judgment required to serve on the board of a public company. We need to attract and retain directors who meet the high qualification standards set by our Board of Directors. In order to do so, we must offer a compensation package that is both competitive and fair in view of the significant time commitment and responsibilities that come with a director’s job. Only outside directors receive compensation for serving on our Board. Mr. Cracchiolo does not receive additional compensation for his service as a director.

We believe that our outside directors should have a substantial personal financial stake in the Company. Accordingly, a significant portion of our directors’ compensation package is equity-based. Also, a director is expected to have an equity holding in the Company with a market value of five times the amount of the current annual cash retainer upon attainment. The current annual cash retainer for the directors is $100,000. A decrease in the price of a share of our common stock after a director has attained the required ownership threshold will not negate the director’s satisfaction of this requirement. A director is expected to reach this goal within five years of joining our Board. Shares of our common stock and deferred share units both count toward this goal. Using a closing price of $229.08 for a share of our common stock on March 1, 2021, the value of the common stock and deferred share units beneficially held by our outside directors on that date was as follows, rounded to the nearest dollar: Mses. Blixt ($2,291,493);

and DiGeso ($2,098,149); and Messrs. Greenberg ($5,451,869); Noddle ($11,691,729); Sharpe ($14,374,116); Shea ($1,246,313); Walter ($1,041,576); and Williams ($1,812,359). As is true for our executive officers, we prohibit our directors from hedging against a decline in the value of our stock in any way.

How and Why Our Outside Directors’ Compensation was Determined

The Board’s Nominating and Governance Committee is responsible under its charter for overseeing the compensation and benefits paid to our outside directors. The committee will periodically review the appropriateness of the outside directors’ compensation package.

The committee will discuss with an independent consultant any proposed changes to the compensation of outside directors. The committee will then recommend to the Board that it approve such changes as the committee believes are reasonable and appropriate, based in part on the consultant’s report and findings. If the Board approves the committee’s recommendations, and, as it relates to equity-based compensation, if the committee’s recommendations are within the shareholder-approved limitation on director compensation under our Amended and Restated 2005 Incentive Compensation Plan, the new compensation package will become effective as of a date set by the Board.

2020 Annual Compensation for Outside Directors

There were no changes to the compensation program for our outside directors in 2020. We do not pay meeting fees or grant stock options or restricted stock to our outside directors.

Outside Directors Compensation Program for 2020
Annual Cash Retainer	$100,000
Annual Equity Retainer	$150,000 in the form of deferred share units
Board Meeting Fees	No board meeting fees
Committee Meeting Fees	No committee meeting fees
Committee Member Annual Retainer

Committee members receive an annual retainer as follows:

•    Audit Committee — $15,000

•    Compensation and Benefits Committee — $10,000

•    Nominating and Governance Committee — $10,000

There is no committee member retainer for the members of the Executive Committee.

Committee Chair Annual Retainer

Committee chairpersons receive an annual retainer in addition to the committee member retainer, as follows:

•    Audit Committee chair — $25,000 ($40,000 total committee retainer)

•    Compensation and Benefits Committee chair — $20,000 ($30,000 total committee retainer)

•    Nominating and Governance Committee chair — $20,000 ($30,000 total committee retainer)

Charitable Matching Gift Program	Up to $1,500 annually

Ameriprise Financial 2021 Proxy Statement | 29

Perquisites and Personal Benefits

Our outside directors receive occasional perquisites or personal benefits of reasonable value, such as: commemorative items in connection with their Board service; welcoming gifts at the hotel where they stay during Board meetings or events; holiday gifts; and recreational or other services and amenities when attending an off-site Board long-range planning meeting. We do not provide our directors with a tax gross-up amount on any gifts or other items given to them.

We pay for or reimburse our outside directors for their reasonable travel, lodging, food and other expenses related to their attendance at Board, committee or annual shareholder meetings. Our outside directors may use our corporate aircraft for Board-related travel, subject to the aircraft’s availability and other restrictions. In extraordinary or unusual circumstances, such as a family emergency, we may make our corporate aircraft available to our outside directors on an exception basis.

Our outside directors are eligible to participate in our charitable gift matching program on the same basis as employees. We will match a director’s personal contributions to one or more qualifying charitable organizations subject to an annual aggregate limit, which is currently $1,500. Directors’ requests for matching gifts are processed by the same outside vendor that we use for employee matching gift requests.

Other Assistance and Payment

As is true at many other public companies, our in-house counsel and other employees, as well as outside counsel, assist our outside directors in satisfying their legal reporting obligations under Section 16(a) of the Securities Exchange Act of 1934, as amended. We pay for the fees and expenses related to the preparation and filing of Securities and Exchange Commission Forms 3, 4 and 5 for our outside directors, but only for transactions in our securities.

A director’s Section 16(a) reporting obligations for transactions in our securities are imposed solely due to his or her service on our Board. Therefore, we do not consider such assistance and related payments to be perquisites or personal benefits. Nevertheless, we have provided this information to you in the interests of full and transparent disclosure.

Compensation Paid to Outside Directors in 2020

This table shows the total compensation earned by or paid to our outside directors during 2020.

Name	Annual Retainer Earned or Paid in Cash	Committee Chair Retainer Earned or Paid in Cash	Committee Member Retainer Earned or Paid in Cash	Stock Awards(1)	Total
Dianne Neal Blixt	$100,000	$20,000	$25,000	$150,000	$295,000
Amy DiGeso	$100,000	$0	$20,000	$150,000	$270,000
Lon R. Greenberg	$100,000	$0	$25,000	$150,000	$275,000
Jeffrey Noddle	$100,000	$0	$20,000	$150,000	$270,000
Robert F. Sharpe, Jr.	$100,000	$20,000	$20,000	$150,000	$290,000
Brian T. Shea	$100,000	$0	$15,000	$150,000	$265,000
W. Edward Walter III	$100,000	$0	$25,000	$150,000	$275,000
Christopher J. Williams(2)	$100,000	$25,000	$15,000	$150,000	$290,000

(1)	The dollar amounts in this column show the grant date fair value of the annual grant of deferred share units. For 2020, the number of deferred share units credited to a director’s account is calculated as follows: the dollar value to be received by the director is divided by the closing price of a share of our common stock on the date of our annual meeting of shareholders. The aggregate incremental cost of perquisites and personal benefits is less than $10,000 for each director. As a result, the Securities and Exchange Commission does not require us to disclose those costs.

(2)	In 2020, Mr. Williams elected to defer 100% of his cash retainers under the Ameriprise Financial Deferred Share Plan for Outside Directors, with 50% allocated into the Ameriprise Common Stock Fund and 50% into the Moody’s Corporate Bond Yield Index.

Deferred Share Plan for Outside Directors

All of our outside directors participate in the Ameriprise Financial Deferred Share Plan for Outside Directors. Each outside director receives an annual grant of deferred share units immediately following the annual meeting of shareholders. A deferred share unit is a phantom share of our common stock that tracks the value of our common stock. A deferred share unit receives deemed dividends in the same amount paid on a share of our common stock, but it has no voting rights. Outside directors may also choose to defer part or all of their annual cash retainer and any committee retainer under the plan.

Ameriprise Financial 2021 Proxy Statement | 30

Deferred Share Plan for Outside Directors

This table shows the number of deferred share units issued to outside directors during 2020. In order to simplify the presentation, we have rounded the numbers shown to the nearest unit. Directors’ accounts were credited with deemed dividends on the deferred share units at the same rate as the dividends paid on a share of our common stock. These deemed dividends were reinvested in additional deferred share units.

	DSU Balances as of December 31, 2019			DSUs Credited During 2020				DSU Balances as of December 31, 2020
	Annual Equity Grant	Retainer Deferral	Total DSUs†	Annual Equity Grant	Reinvested Deemed Dividends	Retainer Deferral	Total DSUs	Annual Equity Grant	Retainer Deferral	Total DSUs†
Dianne Neal Blixt	7,462	0	7,462	1,271	228	0	1,499	8,961	0	8,961
Amy DiGeso	7,462	0	7,462	1,271	228	0	1,499	8,961	0	8,961
Lon R. Greenberg	14,048	0	14,048	1,271	406	0	1,677	15,725	0	15,725
Jeffrey Noddle	31,734	15,979	47,713	1,271	1,317	0	2,588	33,889	16,412	50,301
Robert F. Sharpe, Jr.	31,734	4,233	35,967	1,271	999	0	2,270	33,889	4,348	38,237
Brian T. Shea	929	0	929	1,271	51	0	1,322	2,251	0	2,251
W. Edward Walter III	2,175	0	2,175	1,271	84	0	1,355	3,530	0	3,530
Christopher J. Williams	4,389	1,277	5,666	1,271	186	465	1,922	5,804	1,784	7,588

All totals rounded to the nearest share.

†	Includes deemed dividends invested in additional deferred share units.

Outside Directors Deferred Share Plan for 2020

Feature	Annual Grant		Elective Retainer Deferral
Amount	• •

$150,000
Outside directors whose first term is less than one year long will receive a pro-rata grant based on their length of service between their appointment to the Board and the next annual meeting of shareholders

			•	Before the beginning of each calendar year, a director may elect to defer up to 100% of the annual cash retainer and any committee chair or member retainer, in 25% increments
Investment Options	•	Only investment option is Ameriprise deferred share units, credited to a separate annual equity grant deferred share unit account	•	Director may choose to invest deferred amounts in one or both of these options: Ameriprise deferred share units or a cash account that receives a market rate of interest, credited on the last day of each month
Number of Deferred Share Units Credited	•	The number of deferred share units is determined by dividing the dollar amount awarded by the closing price of a share of our common stock on the date of our annual shareholders meeting, or for a director who joins the Board after the date of the most recent annual meeting, closing price of a share of our common stock on the third trading day following the public release of our financial statements during the quarter the director joins	•	The number of units credited is determined by dividing the quarterly deferral amount by the closing price of a share of our common stock on the third trading day following the public release of our financial statements for the quarter
Dividend Equivalent Reinvestment	• •

Account is credited with additional deferred share units on each dividend payment date for our common stock

Number of additional units is calculated by first multiplying the number of units held on the dividend record date by the dividend payable on a share of our common stock; that number is then divided by the closing price of a share of our common stock on the dividend payment date

			•	Deemed dividends on deferred share units are reinvested in the same manner used for the annual equity grant account
Distribution	•	Single payment in shares of our common stock following the director’s end of service	•

A director makes a distribution election at the same time he or she makes a deferral election, and that election applies to that year’s deferrals. A director makes a new distribution election each year. A director has three distribution choices:

-   Lump sum on March 31 of a specified year

-   Lump sum following the director’s end of service

-   Two to five or ten annual installments following the director’s end of service

Change in Control	•	Upon a change in control, the entire account will be immediately distributed in shares of our common stock	•	Upon a change in control, all amounts held in either account will be immediately distributed in cash, or in shares of our common stock to the extent invested in Ameriprise deferred share units

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Ownership of Our Common Shares

The table below shows how many Ameriprise common shares certain individuals and entities beneficially owned on March 1, 2021. These individuals and entities include: (1) owners of more than 5% of our outstanding common shares; (2) our current directors and director nominees; (3) the five executive officers named in the compensation tables included in subsequent sections of this proxy statement; and (4) all current directors and executive officers as a group. A person has beneficial ownership over shares if the person has or shares voting or investment power over the shares or the right to acquire such power within 60 days of March 1, 2021. Investment power means the power to direct the sale or other disposition of the shares. Each person has sole voting and investment power over the shares, except as we describe below.

The column captioned “Deferred Share Units and Restricted Share Units” shows DSUs and RSUs owned by non-management directors through the Outside Directors Deferred Share Plan and phantom units owned by the executive officers under the Company’s Supplemental Retirement Plan and Deferred Compensation Plan. The information in this column is not required by the rules of the Securities and Exchange Commission because these units carry no voting rights and will be settled in shares of common stock that the recipient does not have the right to acquire within 60 days of March 1, 2021. Nevertheless, we believe that this information provides a more complete picture of the financial stake that our directors and executive officers have in the Company.

Name	Number of Shares Owned(1)(2)		Right to Acquire(6)	Percent of Class	Deferred Share Units and Restricted Share Units	Total Shares Beneficially Owned Plus DSUs and RSUs
The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	13,724,686	(3)	–	11.8%	–	–
BlackRock, Inc. 55 East 52nd Street New York, NY 10055	8,742,409	(4)	–	7.5%	–	–
Dianne Neal Blixt	1,000	(5)	–	*	9,003	10,003
Amy DiGeso	156		–	*	9,003	9,159
Lon R. Greenberg	8,000	(5)	–	*	15,799	23,799
Jeffrey Noddle	500		–	*	50,538	51,038
Robert F. Sharpe, Jr.	24,330	(5)	–	*	38,417	62,747
Brian T. Shea	3,179	(5)	–	*	2,262	5,441
W. Edward Walter III	1,000	(5)	–	*	3,547	4,547
Christopher J. Williams	200		–	*	7,711	7,911
James M. Cracchiolo	81,887		340,411	*	198,456	620,755
Walter S. Berman	382		143,929	*	63,423	207,734
William F. Truscott	35,829	(5)	150,657	*	15,516	202,002
Colin Moore	59,509		59,242	*	10,885	129,636
Joseph E. Sweeney	11,224		84,101	*	9,542	104,866
All current directors and executive officers (17 individuals)	283,799		895,004	1.0%	443,948	1,622,751

*	Less than 1%.

Our executive officers and directors are prohibited from hedging in any way against a decline in the value of the Ameriprise common stock they own. Executive officers are also prohibited from pledging their Ameriprise common stock in any manner, whether as collateral for a loan, in a margin account held at a broker, or otherwise. Our directors are permitted to pledge their Ameriprise common stock in this manner, provided that they first pre-clear the pledge with our corporate secretary or another Company lawyer. A pledge will not be approved if it is significant in relation to the average trading volume of our common stock for the five trading days immediately preceding the pre-clearance request.

The shares of common stock subject to a pledge will not be counted in determining the satisfaction of the equity ownership requirement then applicable to our outside directors.

(1)	This column includes shares held in employee benefit plan accounts on March 1, 2021, as follows:

Name	Number of Shares in Plan Accounts
James M. Cracchiolo	1,625
Walter S. Berman	343
William F. Truscott	290
Colin Moore	0
Joseph E. Sweeney	280
All executive officers, including those named above	3,243

(2)	Executive officers hold restricted shares that we include in this column. The executive may vote the restricted shares, but may not sell or transfer them during the restricted period. These restrictions lapse over a period of years. The named executive officers hold restricted stock units other than restricted shares.

Ameriprise Financial 2021 Proxy Statement | 32

(3)	Based on information contained in a report on Schedule 13G/A filed with the Securities and Exchange Commission on February 10, 2021, by The Vanguard Group which contained information as of December 31, 2020. The filing indicates that The Vanguard Group had shared voting power of 190,833 shares of common stock, sole dispositive power of 13,200,512 shares of common stock and shared dispositive power of 524,174 shares of common stock.

(4)	Based on information contained in a report on Schedule 13G/A filed with the Securities and Exchange Commission on January 29, 2021, by BlackRock, Inc. which contained information as of December 31, 2020. The filing indicates that BlackRock, Inc. had sole voting power of 7,610,615 shares of common stock, and sole dispositive power of 8,742,409 shares of common stock.

(5)	Includes shares beneficially held in a trust, joint account, individual retirement account, foundation, or limited liability company.

(6)	These are shares that the named individuals have the right to acquire within 60 days of March 1, 2021, upon the exercise of stock options that they hold.

Item 2 — To Approve the Compensation of the Named Executive Officers by a Nonbinding Advisory Vote

The Board of Directors recommends a vote “FOR” the following nonbinding advisory resolution. Proxies will be voted “FOR” the resolution unless otherwise specified:
RESOLVED, that the Company’s shareholders hereby approve, on an advisory basis, the compensation of the named executive officers as disclosed in this proxy statement, including the Compensation Discussion and Analysis, the Summary Compensation Table, and the other related tables and disclosure.

The Compensation and Benefits Committee will review the results of the vote on this proposal carefully with the aid of its independent compensation consultant. Depending upon the results of that review, the committee will take such action, if any, as it deems appropriate. Because this vote is advisory, however, it is not binding on us, our Board of Directors, or the Board’s Compensation and Benefits Committee. Also, a negative vote will not overrule decisions made by the Compensation and Benefits Committee.

Before you vote on the resolution below, please read the Compensation and Benefits Committee Report on page 37 and the Compensation Discussion and Analysis beginning on page 38. The Compensation Discussion and Analysis contains important information about our executive compensation program. It also explains how and why the Compensation and Benefits Committee made specific decisions about the named executive officers’ compensation for their 2020 performance. The section of the Compensation Discussion and Analysis on page 40 describes the committee’s consideration of shareholder feedback, including the results of the vote on this proposal at our 2020 annual meeting.

You should also review the tables that immediately follow the Compensation Discussion and Analysis, together with the related narrative disclosure and footnotes.

Ameriprise Financial 2021 Proxy Statement | 33

Report of the Audit Committee

The Audit Committee’s job is one of oversight as set forth in its charter. It is not the duty of the Audit Committee to prepare the Company’s consolidated financial statements, to plan or conduct audits or investigations or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. The Company’s management is responsible for preparing the Company’s consolidated financial statements and for establishing and maintaining effective internal control over financial reporting. The Company’s management is also responsible for its assessment of the effectiveness of internal control over financial reporting. The independent registered public accounting firm is responsible for the audit of the Company’s consolidated financial statements and the audit of the effectiveness of the Company’s internal control over financial reporting. In addition, the independent registered public accounting firm is responsible for the audit of management’s assessment of the effectiveness of internal control over financial reporting.

In the performance of its oversight function, the Audit Committee has reviewed and discussed with management and the independent registered public accounting firm the Company’s audited financial statements. The Audit Committee also has discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the Securities and Exchange Commission. In addition, the Audit Committee has received the written disclosures and the letter from its independent accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accounting firm’s communications with the Audit Committee concerning independence and has discussed with the independent accounting firm its independence.

The Audit Committee discussed with the Company’s general auditor and independent registered public accounting firm the overall scope and plans for their respective audits. The Audit Committee meets with the general auditor and independent registered public accounting firm, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls and the overall quality of the Company’s financial reporting. In addition, the Audit Committee meets with the chief executive officer and chief financial officer of the Company to discuss the Company’s control environment and the overall quality of the Company’s financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the Company’s audited financial statements be included in the Company’s 2020 Annual Report to Shareholders and, for filing with the Securities and Exchange Commission, the Company’s Annual Report on Form 10-K for the year ended December 31, 2020.

MEMBERS OF THE COMMITTEE

Christopher J. Williams (Chair)	Dianne Neal Blixt	Lon R. Greenberg	Brian T. Shea	W. Edward Walter III

Ameriprise Financial 2021 Proxy Statement | 34

Item 3 — Ratification of Audit Committee’s Selection of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm for 2021

The Board of Directors recommends a vote “FOR” the following resolution. Proxies will be voted “FOR” the following resolution unless otherwise specified:
RESOLVED, that the Audit Committee of the Board of Directors’ selection of PricewaterhouseCoopers LLP, independent registered public accounting firm, to audit the accounts of the Company and its subsidiaries for 2021 is ratified.

PricewaterhouseCoopers LLP was our independent accounting firm for the 2020 fiscal year and the Audit Committee has engaged the firm for our 2021 fiscal year. We disclose the fees paid to PricewaterhouseCoopers for their services in our 2019 and 2020 fiscal years in this section.

We provide important additional information about the Audit Committee’s oversight of PricewaterhouseCoopers in the External Auditors section on page 27. We are asking shareholders to ratify the Audit Committee’s engagement of PricewaterhouseCoopers, subject to the limitation stated in the last sentence of the following paragraph.

The members of the Audit Committee and the Board of Directors believe that the continued engagement of PricewaterhouseCoopers as our independent registered public accounting firm is in the best interests of the Company and its shareholders. In the event the shareholders do not ratify the appointment, the Audit Committee will consider other accounting firms for 2021. The Audit Committee will be under no obligation, however, to appoint new independent auditors.

One or more representatives of PricewaterhouseCoopers will be present at the meeting with the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

Independent Registered Public Accounting Firm Fees

The following presents the aggregate fees billed for professional services by PricewaterhouseCoopers, the Company’s independent registered public accounting firm for the year beginning January 1, 2020, in fiscal year 2020, and for the year beginning January 1, 2019, in fiscal year 2019, for these various services:

	Fiscal Year	Fiscal Year
Description of Fees	2020 Amount	2019 Amount
Audit Fees	$8,970,000	$7,953,000
Audit-Related Fees	3,544,000	3,439,000
Tax Fees	158,000	210,000
All Other Fees	277,000	393,000
Total	$12,949,000	$11,995,000

Audit Fees

The audit fees set forth above consist of fees for professional services during each fiscal year in connection with the audit of the Company’s annual financial statements, review of financial statements included in the Company’s Quarterly Reports on Form 10-Q and services that were provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees

The audit-related fees set forth above consist of fees for attest, assurance and related services that were reasonably related to the performance of the audit or review of the Company’s internal controls, including custody rule examinations, service organization control reports, comfort letters, employee benefit plan audits and agreed upon procedures engagements.

Tax Fees

The tax fees set forth above consist of fees for tax services during each fiscal year. Of the $158,000 in 2020 tax fees, $104,000 was paid for tax planning and consulting services and $54,000 was paid for tax preparation services.

All Other Fees

All other fees set forth above consist of fees for miscellaneous advisory and consulting services other than audit, audit-related or tax services.

Services to Associated Organizations

PricewaterhouseCoopers provided other services to associated organizations of the Company that were charged directly to those organizations. These amounts included $10,227,000 and $11,992,000 for services provided by PricewaterhouseCoopers in 2020 and 2019, respectively, primarily for performing audits and tax compliance services for mutual funds, collective funds and alternative investment funds.

Ameriprise Financial 2021 Proxy Statement | 35

Policy on Pre-Approval of Services Provided by Independent Registered Public Accounting Firm

Pursuant to the requirements of the Sarbanes-Oxley Act of 2002, the terms of the engagement of the Company’s independent registered public accounting firm are subject to the specific pre-approval of the Audit Committee. All audit and permitted non-audit services to be performed by the Company’s independent registered public accounting firm require pre-approval by the Audit Committee in accordance with pre-approval procedures established by the Audit Committee.

The procedures require all proposed engagements of the Company’s independent registered public accounting firm for services of any kind to be directed to the Company’s general auditor and then submitted for approval to the Audit Committee or to the Audit Committee chair prior to the beginning of any services. The Audit Committee has delegated such approval authority to its chair, to be exercised in the intervals between committee meetings.

In 2020, 100% of the services provided by PricewaterhouseCoopers for the Company and its subsidiaries were pre-approved by the Audit Committee or its chair.

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Compensation and Benefits Committee Report

Dear Fellow Shareholders:

As members of the Compensation and Benefits Committee we are responsible for ensuring that our executive compensation program:

•	Aligns with the long-term interests of our shareholders;

•	Adheres to our pay-for-performance philosophy;
•	Attracts and retains a talented executive team; and

•	Thoughtfully incentivizes successful execution of our long-term strategy.

Ameriprise was well prepared to manage through the unexpected COVID-19 pandemic and its impacts because of the strategic actions we have taken over many years. Our leadership team maintained focus on protecting our employees and advisors, serving our clients and supporting our communities. At the same time, our proven track record of outperformance with our strong foundation allowed us to execute on our business strategy, continue to return capital to shareholders and reinvest in the business.

The Compensation and Benefits Committee applies a transparent Performance Scorecard approach to executive compensation decisions; performance measures and targets are set in line with business and strategic plans and assessed at year end against those measures. The compensation program is structured to provide a balance of quantitative and qualitative assessments for our executives, well suited for the current environment, and as a result we did not modify our executive compensation program or make special awards as a result of the impact of COVID-19. The Board and management team have prioritized creating an outstanding employee experience, which is essential to our long-term success. To ensure a direct alignment with compensation decisions, attracting, engaging and developing talent is a core component of the Performance Scorecard.

Our Compensation Discussion and Analysis that follows highlights the disciplined pay for performance strategy that has been developed and enhanced as a result of shareholder feedback and an evolving compensation landscape across the industry. Our robust shareholder engagement program, responsive actions, and transparent disclosures led to shareholders overwhelmingly approving our program at the 2020 Annual Meeting. We believe the evolution of our program reflects shareholder feedback and ensures that the compensation of our executive team is aligned with our long-term strategic goals and competitive benchmarks. Our committee is and will remain steadfast in maintaining an executive compensation program that is informed by ongoing dialogue with our shareholders and meets intended objectives.

The Compensation and Benefits Committee has reviewed and discussed the Compensation Discussion and Analysis with management. Based on its review and discussions, the committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference into the Company’s 2020 Annual Report on Form 10-K.

MEMBERS OF THE COMMITTEE

Dianne Neal Blixt (Chair)	Jeffrey Noddle	Amy DiGeso	Lon R. Greenberg	Robert F. Sharpe, Jr.

Ameriprise Financial 2021 Proxy Statement | 37

Compensation Discussion and Analysis

Executive Summary

In this section of the proxy, we describe our philosophy and material elements of our executive compensation program and explain how our Board’s Compensation and Benefits Committee makes compensation decisions, including the changes the committee made based on engagement with our shareholders.

The following are our named executive officers, or NEOs, for 2020.

James M. Cracchiolo	Walter S. Berman	William F. Truscott	Colin Moore	Joseph E. Sweeney
Chairman and Chief Executive Officer	Executive Vice President, Chief Financial Officer and Chief Risk Officer	Chief Executive Officer, Global Asset Management	Executive Vice President and Global Chief Investment Officer	President, Advice & Wealth Management Products and Service Delivery

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Executive Summary

Strong Performance Over the Long Term

•	As a diversified and differentiated financial services leader, we have a proven track record of outperformance driven by an exceptional management team

•	We were well prepared to manage through the pandemic and its associated impacts, enabling continued success and positioning the Company to capture future opportunities.

•	Our stock price performance has been very strong over a sustained period, including significant outperformance relative to the S&P 500 and S&P 500 Financial indices over the last one- and three-year periods. Since our spin-off in 2005, Ameriprise remains one of the top performing financial services companies and has the fourth best performing stock in the S&P 500 Financials Index, generating a total shareholder return of 650%.

•	Our capital strength is a clear differentiator. We remain focused on generating significant free cash flow that we invest for growth and return to shareholders. In 2020, we returned $1.8 billion to shareholders representing 87% of adjusted operating earnings.

•	Our focus on balance sheet and enterprise risk management, combined with a proven track record of outperformance, provided a strong foundation to execute on our business strategy, continue to return capital to shareholders and reinvest in the business despite the challenges presented by the pandemic.

Our Shareholder Engagement Program

•	Following our 2020 Annual Meeting, we reached out to shareholders representing 62% of outstanding shares, and held substantive discussions with shareholders holding 23% of outstanding shares. Several shareholders indicated that a meeting was not necessary at this time.

•	Our Presiding Director participated in several discussions with shareholders and proxy advisors, and feedback received from all discussions was conveyed to the entire Board.

•	The focus of the shareholder engagement discussions was on our human capital strategy and diversity & inclusion initiatives as well as corporate social responsibility.

•	During our meetings with shareholders, we also heard strong support for our executive compensation program, and positive feedback that the Compensation and Benefit Committee was not making any changes to the program or making special awards in response to the effects of the pandemic.

Compensation Program Responsive to Shareholder Feedback

•	Following extensive shareholder engagement in 2018 and 2019, the Compensation and Benefits Committee approved changes to our compensation program, building on changes made in prior years.

•	In direct response to shareholder feedback, we modified the structure of our CEO’s compensation to provide greater transparency and less volatility in potential pay outcomes by awarding equity compensation outside of the incentive pool and assessing it on performance against separate long-term strategic measures.

Compensation Program Focused on Pay for Performance

•	We have a disciplined pay for performance strategy designed to incent, motivate, engage and retain a highly-effective, stable executive leadership team that delivers exceptional results that create sustained shareholder value over the long term.

•	Despite these unprecedented times, the Compensation and Benefits Committee has not modified our compensation program and will not make awards outside of the program this year.

Ameriprise Financial 2021 Proxy Statement | 39

Our Shareholder Engagement Program

The input that we receive from shareholders as part of our regular engagement efforts has helped to inform our compensation and corporate governance practices. We maintain a year-round dialogue with shareholders to gain their perspectives, which are incorporated into relevant Board discussions.

Feedback provided by shareholders:

•	Acknowledged the positive efforts and responsiveness of the Compensation and Benefits Committee to investor feedback and steps taken to enhance the program
•	Strong support for changes made to our executive compensation program, including:

–	Reduced the quantum of CEO pay

–	Enhanced disclosures, including greater transparency in how the committee assesses performance and sets pay for our NEOs

–	Appreciated that we did not need to modify our compensation program or make any additional awards as a result of COVID-19

–	Recognized that the program is appropriately structured such that the impact of the changes made will continue to be seen over time

Scope of Shareholder Engagement

Impact on CEO Compensation

The following illustrates our CEO’s total direct compensation from 2017 to 2020. The 35% total reduction in pay was made despite continued strong financial, business, stock price and operational performance and was responsive to shareholder feedback in prior years. Of note was Ameriprise’s strong financial and business performance in 2020 despite unprecedented challenges in the external environment. Total direct compensation provides clear alignment between compensation decisions for our CEO and each performance year, since the value of equity is determined and awards made following the close of the fiscal year end based on actual performance outcomes.

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Elements of Executive Compensation

Determining Incentive Compensation

Ameriprise uses a Performance Scorecard approach to determine short- and long-term incentive compensation for eligible executives, including named executive officers (NEOs). Under this approach, the Compensation and Benefits Committee establishes the performance measures and sets targets at the beginning of each year considering the Company’s business and strategic plans. Actual performance at the end of the year is assessed against the established Scorecard goals resulting in a company rating. Incentive compensation awards are then determined for our CEO and NEOs based on the quantitative and qualitative metrics in our scorecard.

Beginning with fiscal 2019, and in direct response to shareholder feedback, our CEO’s equity compensation is awarded outside of this incentive pool and assessed against separate long-term strategic measures. This brings our approach in line with market practice and provides greater transparency and less volatility in pay outcomes. For our other NEOs, the committee allocates the incentive pool between cash and long-term equity, including Performance Share Units (PSUs), Restricted Share Units (RSUs) and stock options.

For all of our NEOs, 50% of the long-term equity is awarded in PSUs that are subject to additional performance criteria to be earned over a three-year period.

Determining Target CEO Incentive Compensation

Despite what was both an unexpected and challenging year, we did not change the structure of our approach in determining the incentive compensation for our CEO and NEOs. The committee did consider the exemplary financial and business results the Ameriprise leadership team achieved during a most unprecedented year.

Summary of Pay Elements

Component	Pay Element	Details	Purpose
Base Salary	Cash	• Periodically reviewed to maintain market competitiveness	• Provide market competitive base salary reflective of the experience and caliber of our executive talent
Annual Cash Incentive	Cash	• Actual payouts can range from 0% to 175% of target • Financial performance measures (70%) • Business and Strategic measures (30%)	• Motivates and aligns executives’ cash incentives directly to annual financial and strategic outcomes
Long-Term Incentive Award (LTIA)	Performance Share Units (PSUs)

•         Represents 50% of LTIA

•         Awards are cliff-vested after three years

•         Performance Criteria:

–        Based on firm performance over a  three-year performance period

–         Average return on equity (50%)

–         Earnings per share growth rate (50%)

–         Relative total shareholder return modifier
(+/- 25%) measured against S&P Financial Index

• Incentivize actions that create long-term value creation • Align executives’ interests with those of long-term shareholders • Retention
	Restricted Share Units	• Represents 29% (CEO), 27% (other NEOs) of LTIA • Awards vest ratably over three years
	Stock Options	• Represents 21% (CEO), 23% (other NEOs) of LTIA • Awards vest ratably over three years; 10-year term

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2020 Performance Scorecard

The Scorecard includes a combination of Financial Performance measures (weighted at 70%) and Business and Strategic Performance measures (weighted at 30%), as shown below. At the end of the year, the committee evaluates actual performance against the established targets and determines the performance rating for each of the Financial Performance measures and for each of the Business and Strategic measures, based on a 1 to 5 rating system with 5 being the highest, 1 being the lowest, and a 3 representing performance at target. It is important to note that Ameriprise’s Performance Scorecard did not change over the past year, despite the unprecedented external factors we faced in 2020.

2020 Target Incentive Pool Funding

The Financial Performance and Business and Strategic Performance ratings determine the level of funding for our target incentive pool. Based on our 2020 performance outcomes, our Financial and Business Strategic scorecard results calculated a company rating of 4, which translated into a funding leverage of 150%. This incentive pool determines the annual cash incentive for our CEO and the total annual cash and long-term equity incentive awards for our other NEOs.

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Financial Performance Measures

The Financial Performance component includes five measures and is weighted at 70% to reflect the committee’s view that these objective measures are the most important indicators of the Company’s success. This includes net revenues, earnings, EPS and ROE as well as a Balance Sheet Quality measure that is driven by the effective management of core balance sheet fundamentals and our comprehensive enterprise risk management process. This provides Ameriprise with financial flexibility through all kinds of market cycles, enabling it to capitalize on business and growth opportunities and optimize the return of capital to shareholders.

Financial Performance Assessment

2020 Financial Performance Goal Setting

The committee considered a number of factors when setting targets for the year, including the Company’s near and long-term strategic plans and objectives, the external market environment (equity markets, interest rates, volatility, etc.), and prior year performance levels. Targets were set at levels lower than prior year actuals primarily due to impacts associated with market volatility and the Federal Reserve’s actions to dramatically decrease short-term interest rates in the first quarter of 2020 which impacted year-over-year comparisons.

2020 Financial Performance Results

The following shows 2020 performance for the financial measures relative to established targets, along with the resulting performance rating.

Ameriprise results reflect solid core business performance and expense management but were significantly impacted by COVID-19 related market volatility and historic low interest rates. Despite these market-based challenges, financial results for the full year exceeded our planned expectations as a result of strong client and advisor activity and management actions to respond to headwinds created by the environment.

Balance Sheet Quality was also very strong in 2020 with above target performance as reflected below.

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Business and Strategic Performance Measures and Assessment

The Business and Strategic Performance measures, weighted at 30%, align to our five strategic focus areas and are designed to assess key non-financial accomplishments that contribute to the achievement of our long-range plan. The committee evaluates our performance against the established targets to determine the final performance rating. We have identified select key measures evaluated within each objective. In addition to the scorecard measures, the unique year with the global pandemic, market, economic and social impacts created additional complexity to navigate. As a result, the committee also considered performance and accomplishments in this area.

In 2020, while successfully navigating the global pandemic and the resulting additional workload, we made significant progress against these five strategic focus areas, achieving results that exceeded most of our key measures, while also making meaningful financial and resource investments in key initiatives. Importantly, the Company made strong progress in achieving our long-term strategy, even accelerating our strategy in key targeted areas.

To ensure transparency to shareholders, we have enhanced the disclosures of the factors the committee considers within each component (below), as well as the factors that the committee considers in determining compensation for each NEO (see pages 46-48).

Business and Strategic Performance Component (weighted 30%)

	Performance Considerations for Each Component	Rating
Drive profitable growth in Advice & Wealth Management (30%)

• Grew affluent client assets 15%, exceeding scorecard metric target

• Drove net flows of over $24 billion into fee-based investment advisory accounts, up 37% from the prior year, far exceeding scorecard metric target

• Grew advisor productivity 8%, adjusted for interest rate impact, exceeding scorecard metric

• Achieved strong advisor recruiting and advisor retention, exceeding scorecard metric targets

• Achieved high levels of industry and client recognition*

• Maintained brand awareness with reduced and targeted investment

• Made significant investment for growth, including aggressively accelerating our digital agenda, further launching bank capabilities, deploying leading customer relationship management platform, and adding new capabilities to further competitive advantage

		4.00
	These strong performance achievements resulted in an above target rating
Profitably grow our Global Asset Management business (15%)

• Improved net flows by $12.8 billion year over year, far exceeding scorecard metric target

• Delivered consistently competitive investment performance with 80%, 83% and 82% of funds in the top two quartiles of their peer groups for 1- 3- and 5-year timeframes, exceeding scorecard metric targets

• Accelerated and advanced digital efforts and expanded virtual engagement experiences

• Expanded in targeted European markets

• Made significant investments for growth, including streamlining and strengthening operating platform, enhancing solutions capabilities, evolving research intensity focus, furthering Responsible Investment business, and implementing additional advanced data analytics capabilities and automation

		4.00
	These strong performance achievements resulted in an above target rating
Prudently grow our Retirement & Protection businesses while managing profitability (15%)	• Drove Variable Annuity sales of $4.4 billion, exceeding scorecard metric target • Percent of sales in non-living benefits, annualized Annuity termination rate, and Permanent Insurance retention rate results each exceed scorecard metric targets • Improved operations through new and enhanced digital and robotic capabilities • Insurance sales results were behind scorecard metric target	3.25
	These performance achievements resulted in a slightly above target rating
Re-engineer and make targeted investments for growth (15%)	• Executed large strategic investment agenda to enhance capabilities and value propositions, drive future profitable growth, strengthen operations and infrastructure, and meet client and regulatory requirements, large strategic investment agenda result far exceeded scorecard metric. • Implemented structural, strategic, and additional re-engineering efforts $100 million above planned objectives, far exceeding scorecard target metric	4.25
	These stron\g performance achievements resulted in an above target rating
Attract, engage, and develop talent (25%)	• Employee engagement results were exceptional, increasing over last year and exceeding US and global financial services industry benchmarks on all dimensions. Employee engagement result far exceeded scorecard metric target. • Achieved high performer retention of 96% in a challenging year and competitive environment, far exceeding scorecard metric target • Amplified focus and continued to evolve and strengthen annual diversity and inclusion action plans across the firm • Recognized as an Employer of Choice across several of dimensions*	4.75
	These exceptional performance achievements resulted in an above target rating
	Weighted Average Business and Strategic Performance Rating	4.10

 *See 2021 Ameriprise Financial Responsible Business Report for recognition and source disclosures.

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In addition to the scorecard measures, the unique year with the global pandemic, market, economic and social impacts created additional complexity to navigate. As a result, the committee also considered performance and accomplishments in this area. While these items were considered, funding for the compensation pool did not increase despite the unique and challenging year.

•	Rapid response and transition to virtual environment for ~95% of workforce enabled by prior years strategic investment, strong technology infrastructure and effective business continuity planning

•	Executed on a series of work plans to ensure we evolved the business and emerged from the pandemic even more competitively positioned

•	Further transformed business processes to enhance client and advisor service in virtual environment

•	Ensured sound financial foundation through a series of key actions
•	Developed thoughtful three-phased return to office strategies and began implementation

•	Increased leadership visibility across the firm providing proactive and frequent updates to all constituencies

•	Increased and reinforced wellness resources and support to employees and advisors

•	Maintained strong employee and advisor engagement

•	Accelerated and increased grant making to meet the immediate needs of our communities

•	Proactively engaged Board and increased meeting and communications frequency

Ameriprise believes in transparency and discloses as much information to shareholders as is necessary to understand how our executive compensation program works.  We believe that disclosing the components and individual targets incorporated in the Balance Sheet Quality and the Business and Strategic Performance objectives, however, would result in competitive harm to the Company.  Such disclosure could provide our competitors with insight regarding confidential business strategies without meaningfully adding to our shareholders’ understanding of the metric. Furthermore, we also determined it was prudent not to disclose the three-year goals for ROE and EPS growth used for PSUs on a prospective basis. We do disclose, however, the goals and actual performance on a retrospective basis for PSUs that vest each year.

Executive Compensation Aligned with Company Performance

In making its compensation decisions each year, the committee reviews the total direct compensation for the CEO and each of our NEOs, as well as the aggregate value of the total incentives being awarded, ensuring that each component appropriately reflects Company and executive performance. CEO and NEO performance is assessed based on achievement of individual goals which are established at the beginning of the year and that align to our strategic focus areas, as appropriate for each role. The following details key achievements and compensation-related considerations for each of our NEOs. This enhanced disclosure is provided in response to shareholder feedback.

CEO Compensation Framework

In the 2019 performance year, the CEO incentive program was revised by the Compensation and Benefits Committee, reflecting shareholder feedback. The annual cash incentive award was decoupled from the total incentive award. Starting in 2019 and for each year thereafter, the committee will set an annual cash incentive target and target range for the value of the CEO’s LTIA grant. For 2020, the committee approved an annual cash incentive target of $3.9 million and a range of $10-$13 million for the LTIA grant.

2020 CEO Annual Cash Incentive Award

For Plan Year 2020, the Compensation and Benefits Committee awarded our CEO an annual cash incentive award of $5.6 million to reflect the outstanding financial and operational results of the firm in addition to the CEO’s excellent performance in navigating the significant challenges of 2020. The annual cash incentive award has a minimum payout of 0% and a maximum payout of 175% of target based on financial performance and business and strategic measures.

2020 CEO LTIA Grant

The actual LTIA award is based upon the financial and strategic factors reflected on the previous pages and the key achievements listed below. The Compensation and Benefits Committee viewed the following metrics as particularly important when determining the CEO’s LTIA award in respect of 2020 performance (a more comprehensive review of all of Mr. Cracchiolo’s accomplishments considered by the committee in its pay actions is shown on the next page): (i) balance sheet management that allowed for a faster recovery and resumption of capital return strategy amidst COVID-19; (ii) an increase in both client and employee engagement satisfaction scores; and (iii) exceeding targets on many critical metrics across our diversified businesses including - growth of affluent client assets, increased advisor productivity and engagement, achieved record high AUM and AUA, maintained exceptionally strong investment performance, and achieved positive net flows in asset management business. Accordingly, for Plan Year 2020, the Compensation and Benefits Committee awarded our CEO a LTIA award with a grant date value of $12.1 million: 50% of this was awarded in PSUs, which are then subject to the attainment of performance metrics over the next three years; 29% was awarded in RSUs; and 21% was awarded in stock options. The 2020 grant is consistent with the performance criteria outlined in the Summary of Pay Elements table on page 41. The PSU Awards have a minimum payout of 0% and a maximum payout of 150% of target based on average return on equity and earnings per share growth, with a total shareholder return modifier up or down 25 percentage points.

Ameriprise Financial 2021 Proxy Statement | 45

CEO Compensation Decisions and Performance Considerations for 2020

James M. Cracchiolo	2020 Compensation Decisions (thousands)
	Base Salary	$ 1,025
Chairman and Chief Executive Officer	Annual Cash Incentive	5,612	-3.3%
	Long-Term Incentive Award	12,100	3.4%
	Total Direct Compensation	$18,737	1.1%
	Summary of 2020 Key Achievements and Compensation-Related Considerations
Enterprise

•   Led the organization through an unprecedented and challenging year. Maintained high employee and advisor engagement and the organization’s focus on clients while executing on our strategic agenda to seamlessly respond to both market and operational challenges from the global pandemic

•   Ensured both a near-term focus on navigating the immediate challenges while also positioning the firm to emerge even stronger over the longer term

•   Generated strong financial results and free cash flow while absorbing the considerable impact of the historically low interest rate environment

•   Maintained capital strength and flexibility that allowed us to respond to the market dislocation, maintain and accelerate strategic growth investments, and return capital to shareholders at a differentiated rate

•   Continued to strategically transform and reposition the company through changes to the business mix

•   Grew assets under management and administration to a record high of $1.1 trillion, up 13% year-over-year

•   Drove strong client flows in our growth businesses with nearly $30 billion of net inflows in investment advisory and Asset Management

•   Continued expense discipline and re-engineering strengths to mitigate margin pressure and to fund additional investment

•  Proactively managed enterprise and operational risk to preserve and create sustainable, long-term shareholder value

Advice & Wealth Management

•  Sustained strong profitable growth of the segment, including significant year-over-year increase in organic growth and retail flows through deep advisor and client engagement

•  Made significant investment in strategic capabilities and platforms to further competitive advantage

•  Continued to grow new banking entity with additional products and capabilities to enhance overall value proposition and expand consumer solutions

•  Achieved industry-leading customer service ratings and credentials across several measurements*

Asset Management

•  Continued to transform the global asset management business to meet the growing need for active management

•  Achieved strong profitable growth and margins and significant increase in year-over-year net flows

•  Further strengthened product and distribution capabilities, and enhanced and optimized operating model and platforms

•  Effectively orchestrated response to international regulatory requirements and ensured preparedness for Brexit

Retirement & Protection

•  Repositioned the businesses while continuing to ensure high-quality differentiated insurance and annuity books of business that generate strong, continuous cash flow

•  Ensured reduced exposure and risk mitigation through a series of targeted actions

•  Continued shift to higher return, lower risk products to sustain future high level of cash flow and profitability

•  Timely introduction of new product capabilities which enhanced sales results

Culture/Talent

•  Demonstrated visible leadership for employees and field members to connect, engage and motivate, the success of which was demonstrated in industry-leading engagement and leader effectiveness scores and high performer retention

•  Further developed talent by evolving and refreshing the firm’s succession plans and enhancing talent and leadership development programs

•  Expanded diversity training and inclusion efforts and initiatives globally, with a focus on attracting as well as advancing more women and diverse talent

*See 2021 Ameriprise Financial Responsible Business Report for recognition and source disclosures.

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Other NEO Compensation Decisions and Performance Considerations for 2020

Walter S. Berman Executive Vice President, Chief Financial Officer and Chief Risk Officer	2020 Compensation Decisions (thousands)
	Base Salary	$675	–
	Annual Cash Incentive	2,624	-.6%
	Long-Term Incentive Award	4,873	-.7%
	Total Direct Compensation	$8,172	-.6%

2020 Key Achievements and Compensation-Related Considerations

•	Provided strong leadership as chief financial officer resulting in the Company exceeding all financial objectives, including achieving return on equity (excluding unlocking) of 36.1% and an excess capital position of $1.9 billion
•	Strong execution and leadership against key items to ensure financial and operational strength during pandemic: effective execution of debt issuance receiving more favorable outcome than industry peers, maintained strong excess capital positions, ensured effective hedging program under volatile conditions with 99% managed hedge effectiveness, ensured strong overall liquidity, asset quality, and concentration levels which were significantly better than industry peers, appropriately managed share buy back
•	Implemented actions to further strengthen enterprise risk management and balance sheet, achieving strong performance against scorecard measures
•	Ensured strong capital position and free cash flow enabling continued investment in growth initiatives and returning 87% of adjusted operating earnings to shareholders
•	Led re-engineering efforts across the firm, increasing efforts given market and economic impacts of global pandemic. Exceeded targeted re-engineering by over $100 million
•	Together, with the business unit and finance team, played an instrumental role in successful execution of key business initiatives: Bank evolution, Long-Term Care, continued strategic management of Fixed Annuity and Fixed Index Annuity blocks, critical support for business unit risk programs and ongoing disciplined evaluation of merger and acquisition opportunities
•	With finance leadership team, strengthened the finance organization by increasing operating efficiency and execution on large Investment & Optimization projects including infrastructure, regulatory and accounting changes.
•	Continued to enhance financial diagnostics to improve business decision processes
•	In conjunction with the Ameriprise Crisis Response Team, designed and executed a work from home program that has provided seamless stakeholder services
•	In conjunction with the Executive Leadership Team, developed return to office to achieve workplace effectiveness in alignment with regulatory plans
•	Continued the design and roll out of Ameriprise’s Operational Risk Management enterprise first and second line of defense operating programs

William F. Truscott Chief Executive Officer, Global Asset Management	2020 Compensation Decisions (thousands)
	Base Salary	$675	–
	Annual Cash Incentive	2,067	-1.6%
	Long-Term Incentive Award	3,839	-1.6%
	Total Direct Compensation	$6,581	-1.4%

2020 Key Achievements and Compensation-Related Considerations

•	Provided strong leadership for the Company’s global asset management business further transforming the business as well as effectively managing through the pandemic with a continued focus on our clients and delivering seamless business continuity as we navigated volatile markets
•	Successfully led asset management delivering year-over-year increases in pretax income and margin.
•	Improved net flows $12.8 billion over prior year
•	Delivered competitive investment performance with 80%, 83%, and 82% of funds in top two quartiles of peers in 1-, 3-, and 5-year performance – exceeding plan
•	Led team focused on successful transition of products and solutions to appropriate operating platforms given Brexit

•	Continued to evolve and strengthen Institutional business
•	Continued to invest in strategic initiatives and strengthened organization through execution on large investment agenda, including critical platform and infrastructure changes, enhancement of virtual engagement experiences internally and externally, advancement of digital efforts, furthering responsible investing focus, strong discipline around expense management, operating model adjustments, automation and other re-engineering efforts

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Other NEO Compensation Decisions and Performance Considerations for 2020

Colin Moore Executive Vice President and Global Chief Investment Officer	2020 Compensation Decisions (thousands)
	Base Salary	$475	–
	Annual Cash Incentive	1,823	0%
	Long-Term Incentive Award	3,385	0%
	Total Direct Compensation	$5,683	0%

2020 Key Achievements and Compensation-Related Considerations

•	Provided strong, innovative investment leadership in the global asset management space
•	Achieved competitive investment performance with 80%, 83% and 82% of funds in top two quartiles of their peer groups for 1-, 3-, and 5-year performance – exceeding plan
•	Ranked as Barron’s top five fund family for 2020 and have 108 four- and five-star Morningstar Rated funds globally
•	Continued to evolve the research teams’ focus and frequency as critical value add for our clients, particularly COVID-19 related research, which became a differentiating factor for Columbia Threadneedle Investments
•	Furthered responsible investing focus and enhanced investment process with advanced data analytics.
•	Continued global integration of investment products and solutions

Joseph E. Sweeney	2020 Compensation Decisions (thousands)
	Base Salary	$550	–
President, Advice & Wealth Management Products & Service Delivery	Annual Cash Incentive	1,280	-1.8%
	Long-Term Incentive Award	2,377	-1.9%
	Total Direct Compensation	$4,207	-1.6%

2020 Key Achievements and Compensation-Related Considerations

•	Together with the products leadership team, continued to evolve the solutions business and delivered on a large products solutions agenda, including expanding our wealth management capabilities and developing solutions to meet client’s evolving needs. Exceeded product revenue targets
•	Delivered record client net flows and wrap net flows, significantly exceeding target objectives
•	Delivered on key Bank business objectives, including exceeding Bank revenue targets
•	Led further development of banking capabilities, a critical growth initiative
•	Seamlessly transitioned majority of service and operations team to work while remotely sustaining strong client satisfaction
•	Delivered strong service metrics and enhanced contact center processes which led to second consecutive year of J.D. Power certification and recognition for providing “An Outstanding Customer Service Experience” for phone support for advisors*
•	Oversaw the successful completion of our transition service agreement for the sale of our Auto & Home business

  *See 2021 Ameriprise Financial Responsible Business Report for recognition and source disclosures.

2018-2020 PSU Award Earnout (Granted Feb. 2018)

The PSU program is a 3-year, cliff-vested, compensation program which incentivizes senior leadership to achieve sustained levels of strong financial results which are directly aligned to the long-term wealth creation of our clients and shareholders.

Performance goals are set at the beginning of each three-year period for average return on equity and the earnings per share compound annual growth rate. The table below includes the return on equity and earnings per share goals and how they correlate to Target and Maximum award payouts. Results in between those points are interpolated. Actual performance resulted in the awards being earned at the maximum rating of 150% of target before application of the total shareholder return modifier.

Award Leverage	Average Return on Equity	Earnings Per Share Compound Annual Growth Rate
2018-2020 Actual (excluding Unlocking)	37.5%	12.8%
Maximum (150%)	34.7% or above	11.3% or above
Target (100%)	32.7%	7.3%
Performance Rating (pre-TSR modifier)	150%	150%

The PSU Awards granted beginning in 2018 (to be paid in February 2021) have a payout of 150% of target based on return on equity and earnings per share performance, with a total shareholder return modifier of up to 25 percentage points for a total maximum payout of 175% of target, if achieved. Ameriprise’s total shareholder return performance for the 2018-2020 period ranked 18 percentage points above the S&P Financials index median, resulting in a total payout of 168%.

In evaluating the performance goals at the end of each period, the committee may adjust for certain approved predefined modifiers that were unknown or uncontrollable at the time goals were set. For the 2018-2020 period, the committee adjusted for interest rates below established ranges and benefits associated with tax reform.

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Compensation Policies and Practices

Executive Compensation Philosophy

Our executive compensation philosophy is to align the financial outcomes of executives with those of shareholders. The executive incentive program incentivizes leadership outcomes which create sustainable long-term shareholder value. Strong, stable senior leadership is a critical driver of success for our business and for the financial services industry more broadly. The executive compensation program is designed to attract, motivate, engage, reward, and retain executives whose leadership is exemplary and whose vision, strategy and executional excellence drives sustained shareholder value by achieving the Company’s financial and strategic goals.

Ongoing Assessment and Review
The Compensation and Benefits Committee closely monitors executive performance throughout the year to ensure pay continues to be aligned with long-term value creation goals.
Necessity of Multiple Levers & Metrics
Our detailed and balanced assessment of performance incorporates the multifaceted nature of our business and the unique drivers and challenges of each business segment.
Evolving Structure Reflecting Shareholder Input
We seek continued input and discussion from our investors through regular engagement, which has directly impacted the evolution of our executive compensation program over the years.
Stability of Leadership Team
With performance drivers being paramount, our compensation program supports stability of management and enhances our ability to recruit and retain the highest caliber executives in an extremely competitive industry.

Compensation Governance Practices

We are committed to ensuring that our executive compensation program and practices reflect principles of good governance as demonstrated by the following key aspects comprising our program and by those practices that we do not engage in.

What We Do

Incorporate sound risk management and risk avoidance in our incentive plan design

Robust stock ownership guidelines (10x base salary for CEO and 4x for other NEOs) and requirement for executives to hold a significant portion of stock once vested

Require a “double trigger” to vest in long-term awards following a change in control

Regularly review the governance of our programs and make revisions to align with market best practices

Majority of NEO pay is performance based (95% for CEO, 90% for other NEOs)

95% of CEO compensation is at risk; 70% of incentives are long-term

Substantive shareholder engagement program to seek and incorporate feedback

Clawback policy includes certain material misconduct in addition to financial restatements

Half of equity awards granted as performance shares, with vesting contingent on further three-year performance period

What We Don’t Do
Employment agreements

Gross ups for potential excise taxes

Repricing of stock options without shareholder approval

Hedging against the decline in the value of our stock or pledging stock as security for a loan

Special executive retirement arrangements

Perquisite allowance eliminated in 2019

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Peer Group

Ameriprise Financial is comprised of, and a leader in, three separate core businesses: Advice & Wealth Management, Asset Management, and Retirement & Protection. With respect to the competitive environment, there is no single company that is comparable to us in every respect, primarily because most companies are focused on a single business line.

A competitive peer group is evaluated by the committee on an annual basis taking into account the advice of its independent compensation consultant to confirm the peer companies are appropriate given the size of our company, type and mix of business lines, and the industries we compete in for executive talent. Collectively, the competitive market data provides an important reference point and market check for the committee in determining how to position pay and is an important input to the consultant’s recommendation when determining the size of the target total incentive pool.

Peer Group (Effective March 2020)
Asset Management	Advice & Wealth Management	Retirement & Protection
Affiliated Managers	Bank of New York Mellon	Aflac
BlackRock	Charles Schwab	Lincoln Financial
Franklin Resources	Morgan Stanley	Principal Financial
Invesco	Northern Trust	Prudential Financial
T. Rowe Price	Raymond James
State Street
U.S. Bancorp

The peer group is one of a number of inputs and reference points used by the committee. The committee also reviews and considers historical compensation levels for the executive officer and guidance provided by the committee’s compensation consultant. The actual total compensation paid to NEOs is based on the officer’s individual performance, in addition to the Company’s financial results and business and strategic accomplishments.

Stock Ownership and Retention Guidelines

The committee has established and maintains stock ownership and retention guidelines for our senior leaders to more closely align their interests with the long-term interests of our shareholders. We believe this commitment to stock ownership will continue to play a significant role in driving our success and creating long-term value.

Executive	Guideline	Actual FY End Ownership
CEO	10 times base salary	$45.8 million (44.7 times base salary)
Other NEOs	4 times base salary	$6.6 million (11.2 times base salary, on average)

The shares that count towards this ownership guideline include shares owned directly and shares or phantom stock units held in qualified or nonqualified plans. Shares underlying outstanding stock options, unearned PSUs as well as unvested RSUs do not count towards the ownership guideline.

To ensure achievement of the ownership goals, executive officers who have not yet attained the required level of ownership must retain 75% of any stock received upon vesting or upon exercise of stock options (net of shares withheld for taxes or exercise costs) until the ownership guideline is attained.

Clawback Policy

In 2019, in response to shareholder feedback, the committee approved an expanded clawback policy that covers the entire Executive Leadership Team and gives the committee the authority to recoup incentive compensation if the executive is found to have engaged in certain types of material misconduct, in addition to certain cases involving an accounting restatement. The new provision is effective for incentive awards made on or after January 1, 2020.

 Post-Employment Compensation and Benefits

We do not enter into individual employment, severance or change in control agreements with our NEOs. Instead, the rights of our NEOs to post-employment compensation and benefits are covered by our compensation and benefit plans. Under this “plan approach,” the post-employment compensation and benefits of our NEOs are established uniformly and separately from the other compensation elements.

Our use of a plan approach provides many benefits when compared to entering into individual employment agreements with each NEO. In most instances, this method ensures consistent terms and provisions and allows us the flexibility to amend or change our practices in response to market trends and best practices. As part of the committee’s ongoing review of the Company’s programs, the committee’s independent consultant reviews our post-employment provisions on an annual basis.

Under our Senior Executive Severance Plan, severance benefits may become payable only in the event of certain involuntary terminations or if an executive is involuntarily or constructively terminated within two

Ameriprise Financial 2021 Proxy Statement | 50

years following a change in control. We offer severance benefits upon certain limited involuntary terminations outside the executive officer’s control because we believe that the severance benefits provide income continuity, which results in greater management stability and minimized turnover.

Additionally, we have provisions designed to ensure that executives’ interests remain aligned with the interests of shareholders should a change in control occur. We believe that this “double trigger” requirement for qualifying terminations following a change in control maximizes shareholder value because it ensures our NEOs do not receive an unintended windfall by receiving a severance payment while maintaining their positions following a change in control.

Additional information regarding each element of our post-employment provisions, as well as detailed information on these benefits and the value of potential payments that our NEOs would receive in various scenarios, is provided in the section Potential Payments Upon Termination or Change of Control for Named Executive Officers, beginning on page 60.

Risk and Incentive Compensation

The committee is responsible for oversight of our incentive compensation arrangements, including their alignment with sound risk management, long-term value creation, and compliance with applicable regulations. Management, including representatives from each of our material businesses, as well as our human resources, finance, internal audit and legal departments, conduct an annual internal review of our executive and non-executive incentive compensation programs, policies and practices. Among other factors, the team reviews and discusses: the various design features and characteristics of Company-wide compensation policies and programs as well as those at the business unit level; the performance measures at the Company and business unit levels; and approval mechanisms of all incentive programs for all employees. The team’s objective is to determine whether any of these policies or programs could create risks that are reasonably likely to have a material adverse effect on the Company. The results of this assessment are shared with the Compensation and Benefits Committee each year.

As we do every year, the committee and management reviewed and discussed the structure of the Company’s compensation programs and practices and whether they are reasonably likely to have an adverse material effect on the Company. Following its conversations with management and Semler Brossy, the committee concluded that our incentive compensation arrangements and practices do not create risks that are reasonably likely to have a material adverse effect on the Company.

The committee reached this conclusion after considering a number of features of our incentive compensation structure that are designed to mitigate risk, including but not limited to:

•	Our use of a variety of compensation vehicles that provide a balance of long- and short-term incentives with fixed and variable features, with an emphasis on long-term performance (except for certain sales and sales management positions, whose competitive pay framework is more heavily short-term and where business controls are present to moderate risk);
•	Our performance goals that we believe are appropriate in light of past performance and market conditions;

•	Our budgeting and internal controls and procedures are sufficient to prevent the manipulation of performance results to enhance payments under incentive compensation arrangements;

•	Our stock ownership and retention guidelines for our senior leaders that call for significant stock ownership and align the interests of our senior leaders with the long-term interests of our shareholders;

•	Our clawback policy for the Executive Leadership Team, which specifies the circumstances under which the committee may exercise its discretion, to the extent permitted by law, to seek the reimbursement or forfeiture of certain cash or equity awards granted;

•	Our CEO retains the discretion to adjust plans (other than those for our NEOs) throughout the year in response to changing business conditions or unexpected events; and

•	Our policy prohibiting our directors and employees from hedging against a decline in the value of our stock in any way.

Also for 2020, at the request of the committee and consistent with our annual processes, its independent compensation consultant conducted a risk review and assessment of the Company’s executive compensation program in which the NEOs participate. In completing this review, the consultant considered such factors as: mix of total compensation; weighted performance metrics; equity incentive grant types and design; stock ownership guidelines; clawback policies; and performance assessment processes, among others.

The committee determined, taking into account the consultant’s review, the discussions with management and the report provided by management that our executive compensation program includes numerous risk-mitigating factors and does not contain features that induce imprudent risk taking.

Equity Grant Practices and Procedures

The committee has adopted a Long-Term Incentive Awards Policy that details the policies and procedures we use to grant stock options, RSUs and PSUs. The policy covers, among other topics: who has the authority to make grants; when grants may be made and when they become effective; required documentation; and our policy for making grants when the committee or our CEO is aware of material nonpublic information about us or our securities. A copy of this policy is available on our website on the Corporate Governance page at ir.ameriprise.com. That site also includes an expected schedule of equity award grant dates for 2021 and will be updated for future years’ grant date schedules. The committee adopted the policy to document in one place the practices and procedures to be followed in making equity grants, and to provide the greatest possible transparency to our shareholders concerning our grant practices.

The committee does not consider gains or losses from long-term and equity incentive awards made in prior years, such as stock option exercises and RSU vesting, in determining new incentive awards. The committee believes that reducing or limiting current stock option grants,

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RSUs or other forms of compensation because of prior gains realized by an executive officer would unfairly penalize the officer for high past performance and reduce the motivation for continued high achievement.

Other Considerations

Our incentive compensation programs have historically been designed and administered in a manner generally intended to preserve federal income tax deductions. However, the committee considers the tax and accounting consequences of using various forms of compensation and retains the discretion to pay compensation that is not tax deductible or could have adverse accounting consequences for the Company.

Accounting rules govern how to value stock and option awards as of the date of grant, and when those awards are to be recognized as compensation expense. Under this accounting standard, we calculate the full grant date value of awards using a variety of assumptions. This calculation is performed for accounting purposes, as an executive officer may never realize any value from the award. This may happen when the value of a share of stock on which the executive holds an option falls below the exercise price of the option and remains below the exercise price, rendering the option worthless to the executive. In the case of such options, we recognize accounting expense even though the executive officer may never realize any value from the options.

Supplemental Total Direct Compensation Table

The Securities and Exchange Commission’s rule for when equity awards are reported in the Summary Compensation Table results in a one- year lag between the time the equity awards are granted and when they are reported. As a result of the time lag, the equity awards granted in 2021 won’t appear in the Summary Compensation Table (see page 53) until our 2022 annual meeting proxy statement. We believe that the supplemental table below more clearly reflects our pay for performance philosophy and the compensation decisions made by the Compensation and Benefits Committee for the CEO and the other named executive officers for each performance year shown.

	Performance Year	Salary ($)	Annual Cash Incentive Awards ($)	Long-Term Incentive Awards(1) ($)	Total Direct Compensation ($)
James M. Cracchiolo Chairman and Chief Executive Officer	2020	1,025,000	5,612,000	12,100,000	18,737,000
	2019	1,025,000	5,805,000	11,700,000	18,530,000
	2018	1,025,000	6,386,000	14,899,000	22,310,000
Walter S. Berman Executive Vice President, Chief Financial Officer and Chief Risk Officer	2020	675,000	2,624,000	4,873,000	8,172,000
	2019	675,000	2,641,000	4,905,000	8,221,000
	2018	675,000	2,879,000	5,346,000	8,900,000
William F. Truscott Chief Executive Officer, Global Asset Management	2020	675,000	2,067,000	3,839,000	6,581,000
	2019	675,000	2,100,000	3,900,000	6,675,000
	2018	675,000	2,265,000	4,205,000	7,145,000
Colin Moore Executive Vice President and Global Chief Investment Officer	2020	475,000	1,823,000	3,385,000	5,683,000
	2019	475,000	1,823,000	3,385,000	5,683,000
	2018	475,000	1,986,000	3,689,000	6,150,000
Joseph E. Sweeney President, Advice & Wealth Management Products and Service Delivery	2020	550,000	1,280,000	2,377,000	4,207,000
	2019	550,000	1,304,000	2,422,000	4,276,000
	2018	550,000	1,409,000	2,616,000	4,575,000

(1)	This column shows the grant date fair value for stock options and restricted stock awards and the target value as of the grant date for performance share units.

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Summary Compensation Table

The following table contains compensation information for our chief executive officer, chief financial officer, and the three other executive officers who were the most highly compensated for the year ended December 31, 2020.

Name & Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	Change in Pension Value and Non- Qualified Deferred Compensation Earnings ($)(3)	All Other Compensation ($)(4)	Total ($)
James M. Cracchiolo Chairman and Chief Executive Officer	2020	1,025,000	0	3,393,000	2,457,000	5,612,000	1,931,552	526,151	20,794,703
				5,850,000
	2019	1,025,000	0	4,257,000	3,192,000	5,805,000	2,208,699	596,184	24,533,883
				7,450,000
	2018	1,025,000	0	4,196,000	4,196,000	6,386,000	926,553	669,471	25,792,024
				8,393,000
Walter S. Berman Executive Vice President, Chief Financial Officer and Chief Risk Officer	2020	675,000	0	1,321,000	1,132,000	2,624,000	845,826	150,548	9,200,374
				2,452,000
	2019	675,000	0	1,439,000	1,234,000	2,641,000	810,113	170,468	9,642,581
				2,673,000
	2018	675,000	0	1,414,000	1,414,000	2,879,000	651,169	212,453	10,072,622
				2,827,000
William F. Truscott Chief Executive Officer, Global Asset Management	2020	675,000	0	1,050,000	900,000	2,067,000	573,708	117,600	7,333,308
				1,950,000
	2019	675,000	0	1,132,000	970,000	2,100,000	627,201	119,000	7,726,201
				2,103,000
	2018	675,000	0	1,084,000	1,084,000	2,265,000	112,702	127,465	7,515,167
				2,167,000
Colin Moore Executive Vice President and Global Chief Investment Officer	2020	475,000	0	911,000	781,000	1,823,000	272,390	0	5,955,390
				1,693,000
	2019	475,000	0	993,000	852,000	1,823,000	296,985	795	6,284,780
				1,844,000
	2018	475,000	0	979,000	979,000	1,986,000	154,830	1,349	6,532,179
				1,957,000
Joseph E. Sweeney President, Advice & Wealth Management Products and Service Delivery	2020	550,000	0	652,000	559,000	1,280,000	506,968	78,250	4,837,218
				1,211,000
	2019	550,000	0	704,000	604,000	1,304,000	542,857	101,765	5,114,622
				1,308,000
	2018	550,000	0	638,000	638,000	1,409,000	133,354	133,299	4,775,653
				1,274,000

(1)	The numbers in these columns are not the grant date fair value of restricted stock awards, performance shares, and stock options awarded to the named executive officer for 2020 performance. These amounts represent the grant date fair value of restricted stock awards, performance shares, and stock options for 2019 performance, but granted on January 31, 2020. For 2020, there are two amounts listed in the stock awards column. The top number is the restricted stock award earned for 2019. The bottom number is the performance share award granted at target for 2019. The actual number of performance shares that will be earned at the vesting date is dependent upon future company performance and the PSU awards have a minimum payout of 0% and a maximum payout of 150% of target based on average return on equity and earnings per share growth, with a total shareholder return modifier up or down 25 percentage points.

The Company calculates the grant date fair value of restricted stock awards, performance shares, and stock options in accordance with the applicable accounting rules. The grant date fair value represents the total compensation expense that the Company will recognize for restricted stock awards and stock options whereas the total compensation expense for performance shares will ultimately be the market value as of the vesting date.

For the grant date fair value of restricted stock awards, we use the closing share price on the grant date which does take into account future dividends to be paid on restricted shares. Those dividends will be the same as those paid to other shareholders.

For the grant date fair value of performance share awards, we use the closing share price on the grant date which does take into account future dividend equivalents to be paid on performance shares once fully vested and earned. Those dividend equivalents will be the same as those paid to other shareholders over the three-year performance period.

In order to calculate the grant date fair value of stock options, we use the Black-Scholes option pricing model. For the stock options that became effective on January 31, 2020, we used the following assumptions for purposes of the Black-Scholes option pricing model: (i) an expected life of 5 years for each option; (ii) a dividend yield of 2.50%; (iii) an expected stock price volatility of 26.9%; and (iv) a risk-free rate of return of 1.41%.

(2)	This column represents the non-equity incentive plan compensation earned by the named executive officers. For 2020, this number is the cash incentive award that was earned for 2020 performance. For 2019, this number is the cash incentive award that was earned for 2019 performance. For 2018, this number is the cash incentive award that was earned for 2018 performance.

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(3)	The 2020 amounts represent the changes in pension value for calendar year 2020 under the Company’s retirement plans, partially driven by changes in actuarial pension assumptions related to lower interest rates. The changes in pension value are also attributable to new company contributions and earnings on existing account balances. The dollar amounts shown are not part of total direct compensation. See the “Pension Benefits in 2020” table on page 59 for additional information, including the present value assumptions used in this calculation.

(4)	The 2020 amounts disclosed for “All Other Compensation” primarily consist of: (i) employer contributions under the 401(k) plan; (ii) a Company matching contribution on voluntary deferrals of the 2020 cash incentive award under the deferred compensation plan that are credited in the form of deferred share units; (iii) the cost of maintaining a Company leased apartment for business travel to Minneapolis (in 2020, Messrs. Cracchiolo and Berman terminated their Company leased apartments and Mr. Sweeney terminated his Company leased apartment at the end of 2019); (iv) the incremental cost associated with certain personal use of the aircraft and Company-provided vehicle and driver, as required by the Company’s security program (defined below); (v) club membership fees which are used primarily for business purposes; (vi) Company reimbursement of spousal travel for certain Company events; and (vii) gifts provided in conjunction with Company events. As a part of the CEO security program approved by the Compensation and Benefits Committee, the Company provided Mr. Cracchiolo with the following: home security system monitoring and maintenance for his personal residences; use of a car and driver for business and commuting purposes; and use of our corporate aircraft by Mr. Cracchiolo and others for business and personal travel.

For purposes of calculating the 2020 incremental cost for use of the car and driver, a per mile rate was determined using vehicle maintenance, fuel, and toll expenses and applying the calculated rate to all miles associated with commuting or personal use. The Company used the following methodology for determining the incremental cost for personal usage of the corporate aircraft: (a) when used solely for personal travel, an hourly flight rate (that considers fuel, maintenance, and miscellaneous flight costs) plus any direct expense associated with in-flight catering is applied; and (b) when others accompany executives during regular business travel, the incremental cost reflects those direct expenses associated with in-flight catering only. For purposes of calculating the incremental cost of the personal use of corporate aircraft during 2020, the following per flight hourly costs were used, rounded to the nearest dollar: $4,902 or $5,279, depending upon the aircraft used.

The 2019 and 2018 amounts disclosed for Mr. Cracchiolo as “All Other Compensation” are slightly higher than the amounts reported for these years in prior proxy statements as they include private investment fund fee reimbursements that were inadvertently omitted from the prior proxy statements. The amounts shown in the Total compensation column for 2019 and 2018 have been adjusted accordingly.

The following table shows the breakout of the major categories of “All Other Compensation” for the year ended December 31, 2020.

Name	Company Contributions to the 401(k) ($)	Matching Contributions to Deferred Compensation Plan ($)	Cost of Maintaining a Company Leased Apartment ($)	Personal Use of Corporate Aircraft ($)	Private Investment Fund Fee Reimbursments ($)
James M. Cracchiolo	14,250	280,600	13,748	95,394	59,903
Walter S. Berman	14,250	131,200	1,716	0	0
William F. Truscott	14,250	103,350	0	0	0
Colin Moore	0	0	0	0	0
Joseph E. Sweeney	14,250	64,000	0	0	0

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Grants of Plan-Based Awards in 2020

The table below shows the long-term incentive and equity awards made to our named executive officers in 2020. These awards were based on 2019 performance and funded from the 2019 total incentive pool. Stock options will not have value unless there is an increase in share price above the option exercise price. Performance share and cash awards will not have value unless minimum performance results are achieved. The Compensation and Benefits Committee approved the awards at its meeting held on January 28, 2020. The awards became effective as of the grant date shown in the table.

		Estimated Future Payouts Under Equity Incentive Plan Awards and Performance Awards(1)			All Other Stock Awards	All Other Option Awards (# of securities	Exercise or Base Price	Grant Date
	Grant Date	Threshold	Target (#)	Maximum (#)	(# of shares of Stock or Units) (#)(2)	Underlying Options) (#)(3)	of Option Awards ($/share)(4)	Fair Value of Awards ($)(5)
James M. Cracchiolo	01/31/2020	NA	35,366	61,890				5,850,000
	01/31/2020				20,512			3,393,000
	01/31/2020					77,932	165.41	2,457,000
Walter S. Berman	01/31/2020	NA	14,823	25,940				2,452,000
	01/31/2020				7,986			1,321,000
	01/31/2020					35,905	165.41	1,132,000
William F. Truscott	01/31/2020	NA	11,788	20,629				1,950,000
	01/31/2020				6,347			1,050,000
	01/31/2020					28,546	165.41	900,000
Colin Moore	01/31/2020	NA	10,235	17,911				1,693,000
	01/31/2020				5,507			911,000
	01/31/2020					24,772	165.41	781,000
Joseph E. Sweeney	01/31/2020	NA	7,321	12,811				1,211,000
	01/31/2020				3,941			652,000
	01/31/2020					17,730	165.41	559,000

(1)	This represents the number of performance shares awarded. These awards are scheduled to vest at the end of a three-year performance period and the number of performance shares/units that will be earned will be based on earnings per share growth, average return on equity, and relative total shareholder return performance. The PSU Awards have a minimum payout of 0% and a maximum payout of 150% of target based on average return on equity and earnings per share growth, with a total shareholder return modifier up or down 25 percentage points.

(2)	This represents the number of restricted shares awarded. These awards are scheduled to vest over a three-year period in increments of one-third per year.

(3)	This represents the number of stock options awarded. These awards are scheduled to vest over a three-year period in increments of one-third per year.

(4)	The exercise price is equal to the closing market price of Ameriprise Financial stock on the grant date.

(5)	These amounts are the grant date fair value of the stock options, restricted stock awards, and performance awards as represented by the total ASC 718 compensation expense that will be recognized for these awards. The Company uses the Black-Scholes option pricing model to estimate its compensation cost for stock option awards. The assumptions used in the Black-Scholes model for grants made on January 31, 2020 were: (i) an expected life of 5 years for each option; (ii) a dividend yield of 2.50%; (iii) an expected stock price volatility of 26.9%; and (iv) a risk-free rate of return of 1.41%.

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Outstanding Equity Awards at Fiscal Year-End 2020

The following table contains information regarding outstanding equity awards held by the named executive officers as of December 31, 2020.

		Option Awards(3)						Stock Awards(4)
					Equity
					Incentive
					Plan Awards:					Number of	Market
		Number of		Number of	Number of				Number of	Unearned	Value of
		Securities		Securities	Securities				Shares or	Performance	Shares or
		Underlying		Underlying	Underlying				Units of	Share Units	Units of
		Unexercised		Unexercised	Unexercised	Option			Stock That	of Stock That	Stock That
	Option	Option Shares		Option Shares	Unearned	Exercise	Option	Restricted	Have Not	Have Not	Have Not
	Grant	Exercisable		Unexercisable	Options	Price	Expiration	Stock Grant	Vested	Vested	Vested
	Date(1)	(#)		(#)	(#)	($/Share)	Date	Date(1)	(#)	(#)(5)	($)(6)
James M. Cracchiolo	02/06/2017	108,334	(2)			123.3700	02/06/2027	01/26/2018	7,777		1,511,304
	01/26/2018	79,888		39,946		179.8400	01/26/2028	01/26/2018		46,669	9,069,187
	02/01/2019	43,133		86,268		126.8900	02/01/2029	02/01/2019	22,366		4,346,385
	01/31/2020			77,932		165.4100	01/31/2030	02/01/2019		58,712	11,409,503
								01/31/2020	20,512		3,986,097
								01/31/2020		35,366	6,872,675
Walter S. Berman	02/02/2015	20,506	(2)			128.7600	02/02/2025	01/26/2018	2,622		509,533
	02/06/2017	37,723	(2)			123.3700	02/06/2027	01/26/2018		15,719	3,054,673
	01/26/2018	26,920		13,462		179.8400	01/26/2028	02/01/2019	7,560		1,469,135
	02/01/2019	16,675		33,350		126.8900	02/01/2029	02/01/2019		21,065	4,093,561
	01/31/2020			35,905		165.4100	01/31/2030	01/31/2020	7,986		1,551,919
								01/31/2020		14,823	2,880,554
William F. Truscott	02/02/2015	58,874	(2)			128.7600	02/02/2025	01/26/2018	2,009		390,409
	02/01/2016	53,129	(2)			87.7900	02/01/2026	01/26/2018		12,049	2,341,482
	02/06/2017	30,841	(2)			123.3700	02/06/2027	02/01/2019	5,948		1,155,875
	01/26/2018	20,638		10,320		179.8400	01/26/2028	02/01/2019		16,573	3,220,631
	02/01/2019	13,107		26,216		126.8900	02/01/2029	01/31/2020	6,347		1,233,413
	01/31/2020			28,546		165.4100	01/31/2030	01/31/2020		11,788	2,290,762
Colin Moore	02/07/2014	51,958	(2)			107.6100	02/07/2024	01/26/2018	1,815		352,709
	02/02/2015	54,655	(2)			128.7600	02/02/2025	01/26/2018		10,881	2,114,505
	02/01/2016	36,754	(2)			87.7900	02/01/2026	02/01/2019	5,217		1,013,820
	02/06/2017	32,641	(2)			123.3700	02/06/2027	02/01/2019		14,532	2,824,004
	01/26/2018	18,638		9,321		179.8400	01/26/2028	01/31/2020	5,507		1,070,175
	02/01/2019	11,513		23,026		126.8900	02/01/2029	01/31/2020		10,235	1,988,968
	01/31/2020			24,772		165.4100	01/31/2030
Joseph E. Sweeney	02/01/2016	26,711	(2)			87.7900	02/01/2026	01/26/2018	1,183		229,892
	02/06/2017	16,938	(2)			123.3700	02/06/2027	01/26/2018		7,084	1,376,634
	01/26/2018	12,146		6,074		179.8400	01/26/2028	02/01/2019	3,699		718,827
	02/01/2019	8,161		16,324		126.8900	02/01/2029	02/01/2019		10,308	2,003,154
	01/31/2020			17,730		165.4100	01/31/2030	01/31/2020	3,941		765,855
								01/31/2020		7,321	1,422,690

(1)	For better understanding of this table, we have included additional columns showing the grant date of stock options, restricted stock, and performance share units.

(2)	These stock options are fully vested. The vesting schedule for these stock options was disclosed in the tables from prior proxy statements.

(3)	Stock options vest according to the following:

Option Grant Date	Vesting Schedule	Remaining Vesting Dates
01/26/2018	33.33% vests each year for three years beginning one year from date of grant	01/26/2021
02/01/2019	33.33% vests each year for three years beginning one year from date of grant	02/01/2021 and 02/01/2022
01/31/2020	33.33% vests each year for three years beginning one year from date of grant	01/31/2021, 01/31/2022, and 01/31/2023

(4)	Restricted stock vests according to the following:

Restricted Stock
Grant Date	Vesting Schedule	Remaining Vesting Dates
01/26/2018	33.33% vests each year for three years beginning one year from date of grant	01/26/2021
02/01/2019	33.33% vests each year for three years beginning one year from date of grant	02/01/2021 and 02/01/2022
01/31/2020	33.33% vests each year for three years beginning one year from date of grant	01/31/2021, 01/31/2022, and 01/31/2023

(5)	Performance share units cliff vest at the end of the three-year performance period (e.g., the performance share units granted in 2020 will vest on the payout date in January 2023), and are subject to the achievement of the established performance measures. The PSU Awards have a minimum payout of 0% and a maximum payout of 150% of target based on average return on equity and earnings per share growth, with a total shareholder return modifier up or down 25 percentage points.

(6)	The market value of restricted stock and performance share units is based on a market closing price on the NYSE of $194.33 on December 31, 2020.

Ameriprise Financial 2021 Proxy Statement | 56

Option Exercises and Stock Vested in 2020

The following table contains all stock option exercises and vesting events of restricted stock awards and performance share units for all named executive officers during fiscal year 2020.

	Option Awards		Stock Awards				Performance Share Units
	Number		Number				Number
	of Shares	Value	of Shares		Value		of Shares		Value
	Acquired on	Realized on	Acquired on		Realized on		Acquired on		Realized on
	Exercise	Exercise	Vesting		Vesting		Vesting		Vesting
	(#)	($)	(#)		($)(5)		(#)		($)(5)
James M. Cracchiolo	32,936	12,056,779	7,777	(1)	1,303,192	(i)	76,096	(4)	13,607,487(iv)
	46,034	16,263,400	11,182	(2)	1,849,615	(ii)
	27,286	10,277,844	4,389	(3)	772,069	(iii)
Walter S. Berman	11,158	3,910,141	2,620	(1)	439,033	(i)	20,912	(4)	3,739,484(iv)
	15,514	5,161,680	3,780	(2)	625,250	(ii)
	6,633	2,479,600	1,444	(3)	254,014	(iii)
William F. Truscott	11,998	3,910,141	2,009	(1)	336,648	(i)	20,426	(4)	3,652,577(iv)
			2,973	(2)	491,764	(ii)
			1,178	(3)	207,222	(iii)
Colin Moore			1,814	(1)	303,972	(i)	19,452	(4)	3,478,407(iv)
			2,608	(2)	431,389	(ii)
			1,252	(3)	220,239	(iii)
Joseph E. Sweeney	4,727	1,493,665	1,182	(1)	198,068	(i)	9,726	(4)	1,739,203(iv)
	4,874	1,776,501	1,849	(2)	305,843	(ii)
			649	(3)	114,166	(iii)

(1)	On 01/26/2020, the following restricted stock awards vested:
•	For Mr. Cracchiolo: a total of 7,777 shares vested, 2,901 of these shares were withheld to cover taxes, and a net of 4,876 shares were delivered.
•	For Mr. Berman: a total of 2,620 shares vested, 829 of these shares were withheld to cover taxes, and a net of 1,791 shares were delivered.
•	For Mr. Truscott: a total of 2,009 shares vested, 559 of these shares were withheld to cover taxes, and a net of 1,450 shares were delivered.
•	For Mr. Moore: a total of 1,814 shares vested, 491 of these shares were withheld to cover taxes, and a net of 1,323 shares were delivered.
•	For Mr. Sweeney: a total of 1,182 shares vested, 350 of these shares were withheld to cover taxes, and a net of 832 shares were delivered.
(2)	On 02/01/2020, the following restricted stock awards vested:
•	For Mr. Cracchiolo: a total of 11,182 shares vested, 5,722 of these shares were withheld to cover taxes, and a net of 5,460 shares were delivered.
•	For Mr. Berman: a total of 3,780 shares vested, 1,358 of these shares were withheld to cover taxes, and a net of 2,422 shares were delivered.
•	For Mr. Truscott: a total of 2,973 shares vested, 912 of these shares were withheld to cover taxes, and a net of 2,061 shares were delivered.
•	For Mr. Moore: a total of 2,608 shares vested, 790 of these shares were withheld to cover taxes, and a net of 1,818 shares were delivered.
•	For Mr. Sweeney: a total of 1,849 shares vested, 611 of these shares were withheld to cover taxes, and a net of 1,238 shares were delivered.
(3)	On 02/06/2020, the following restricted stock awards vested:
•	For Mr. Cracchiolo: a total of 4,389 shares vested, 2,142 of these shares were withheld to cover taxes, and a net of 2,247 shares were delivered.
•	For Mr. Berman: a total of 1,444 shares vested, 674 of these shares were withheld to cover taxes, and a net of 770 shares were delivered.
•	For Mr. Truscott: a total of 1,178 shares vested, 358 of these shares were withheld to cover taxes, and a net of 820 shares were delivered.
•	For Mr. Moore: a total of 1,252 shares vested, 339 of these shares were withheld to cover taxes, and a net of 913 shares were delivered.
•	For Mr. Sweeney: a total of 649 shares vested, 193 of these shares were withheld to cover taxes, and a net of 456 shares were delivered.
(4)	On 02/14/2020, the following performance share awards vested:
•	For Mr. Cracchiolo: a total of 76,096 shares vested, 38,924 of these shares were withheld to cover taxes, and a net of 37,172 shares were delivered.
•	For Mr. Berman: a total of 20,912 shares vested, 10,241 of these shares were withheld to cover taxes, and a net of 10,671 shares were delivered.
•	For Mr. Truscott: a total of 20,426 shares vested, 9,207 of these shares were withheld to cover taxes, and a net of 11,219 shares were delivered.
•	For Mr. Moore: a total of 19,452 shares vested, 8,637 of these shares were withheld to cover taxes, and a net of 10,815 shares were delivered.
•	For Mr. Sweeney: a total of 9,726 shares vested, 4,605 of these shares were withheld to cover taxes, and a net of 5,121 shares were delivered.
(5)	The value realized on vesting for restricted stock and performance share awards was based on the market closing price of an Ameriprise share on the date of vesting.

(i)	For 01/26/2020, the market closing price was $167.57 per share.
(ii)	For 02/01/2020, the market closing price was $165.41 per share.
(iii)	For 02/06/2020, the market closing price was $175.91 per share.
(iv)	For 02/14/2020, the market closing price was $178.82 per share.

Ameriprise Financial 2021 Proxy Statement | 57

Non-Qualified Deferred Compensation for 2020

This table provides information about the Ameriprise Financial Deferred Compensation Plan. A named executive officer may only participate in the plan if he elects to defer receipt of compensation that would otherwise be payable in cash. All named executive officers except for Mr. Moore elected to participate in the plan for the 2020 performance year.

The amounts shown in the column “Executive Contributions” come from a deferral of the named executive officer’s cash incentive award. If the named executive officer had not chosen to defer these amounts, we would have paid these amounts in cash. The amounts shown in this column are part of the dollar amount shown in the Summary Compensation Table on page 53, in the column “Non-Equity Incentive Plan Compensation” for 2020. The amount shown in the column “Executive Contributions” is not an additional award to the named executive officer.

				Aggregate
			Aggregate	Withdrawals/	Aggregate
			Earnings in	Distributions in	Balance as of
	Executive	Company	Last Fiscal	Last Fiscal	December 31,
	Contributions(1)	Contributions(2)	Year(3)	Year(4)	2020(5)
	($)	($)	($)	($)	($)
James M. Cracchiolo	1,122,400	280,600	9,383,151	-	68,896,014
Walter S. Berman	524,800	131,200	1,793,970	-	18,505,938
William F. Truscott	413,400	103,350	229,029	(515,270)	3,068,095
Colin Moore	-	-	-	-	-
Joseph E. Sweeney	256,000	64,000	73,227	(292,081)	1,741,645

(1)	These amounts are included in the Summary Compensation Table on page 53 in the column captioned “Non-Equity Incentive Compensation Plan Compensation” for 2020. These deferrals will not be credited to deferral accounts until after December 31, 2020 and therefore are not included in the column “Aggregate Balance as of December 31, 2020.””

(2)	These amounts are included in the Summary Compensation Table on page 53 in the column labeled “All Other Compensation.” Executives received a 25% Company matching contribution on deferrals of 2020 cash incentive awards (deferrals eligible for matching contributions are limited to 20% of such awards). The Company matching contributions are notionally credited to the Ameriprise Common Stock Fund, which tracks the performance of Ameriprise Financial common stock and are subject to a three-year cliff vesting period. The Company matching contributions will not be credited to deferral accounts until after December 31, 2020, and therefore are not included in the column “Aggregate Balance as of December 31, 2020.””

(3)	These amounts represent the change in market value on amounts previously deferred under the Deferred Compensation Plan, based on the actual market-rate returns and dividend equivalents credited to deferral accounts for the period January through December 2020. Participants are able to allocate their deferrals among a number of investment options that track the performance of select mutual funds, Ameriprise Financial common stock, and the Moody’s Corporate Bond Yield Index. Future values are not guaranteed and will fluctuate based on changes in the market value of selected investment options.

(4)	These amounts represent distributions received in 2020 from compensation previously deferred by participants and related vested company matching contributions. Under the Deferred Compensation Plan, participants make an irrevocable election to have deferrals distributed in a lump sum or installments at a future date.

(5)	These numbers include amounts previously reported as compensation in Summary Compensation Tables for previous years for Messrs. Cracchiolo ($26,933,008); Berman ($10,073,013); Truscott ($7,715,048); and Sweeney ($1,353,250). The amounts shown in the table above for Messrs. Cracchiolo, Berman, Truscott, and Sweeney include amounts that they deferred prior to our spin-off from American Express Company as a public company on September 30, 2005. As a result, those amounts have not been previously reported as compensation in a Summary Compensation Table included in one of our annual meeting proxy statements. Each aggregate balance reflects the deduction of an $80 annual administrative fee.

Ameriprise Financial 2021 Proxy Statement | 58

Pension Benefits in 2020

The following table presents information about the participation of our named executive officers in our retirement programs. Assumptions used for purposes of valuation are included in the footnotes.

	Plan	Number of Years Credited Service	Present Value of Accumulated Benefits(1) ($)	Payments Made During Fiscal 2020 ($)
James M. Cracchiolo	Retirement Plan	38	946,233	-
	Supplemental Retirement Plan	38	17,832,714	-
	Total	38	18,778,947	-
Walter S. Berman	Retirement Plan	52	776,165	-
	Supplemental Retirement Plan	52	6,668,155	-
	Total	52	7,444,320	-
William F. Truscott	Retirement Plan	19	356,717	-
	Supplemental Retirement Plan	19	4,309,593	-
	Total	19	4,666,310	-
Colin Moore	Retirement Plan	18	169,327	-
	Supplemental Retirement Plan	18	1,888,078	-
	Total	18	2,057,405	-
Joseph E. Sweeney	Retirement Plan	37	822,836	-
	Supplemental Retirement Plan	37	2,916,622	-
	Total	37	3,739,458	-

(1)	The Ameriprise Financial Retirement Plan (Retirement Plan) is a defined benefit pension plan, commonly referred to as a cash balance plan, which covers eligible employees of the Company. Each payroll period, the Company credits the account of each participating employee with an amount equal to a percentage of such employee’s pension eligible pay (generally, base salary and annual cash incentive compensation, subject to the applicable calendar year limit ($280,000 for 2020), but excluding long-term incentive compensation) for that period. The percentage varies with the employee’s age and years of service. The plan was amended on March 1, 2010, to lower the applicable contribution percentages and base it on years of service only and no longer consider an employee’s age. Employees who were eligible for the Retirement Plan on March 1, 2010 continue to receive the percentage that they were receiving under the “Previous Table” prior to the change, until and if such time the percentage under the “New Table” became more favorable. The Retirement Plan was further amended effective April 10, 2020, to close participation to new employees and to provide that contribution percentages for existing participants will no longer increase with additional years of service. Existing participants, however, will continue to receive the contribution percentage they are receiving in 2020 until they leave the Company or move to an ineligible position. New employees will not be eligible for the Retirement Plan and will receive a Company Base Contribution in the Ameriprise Financial 401(k) Plan. Employees who participate in the Retirement Plan are not eligible for the Company Base Contribution.

Previous Table Sum of Age Plus Years of Service	Applicable Percentage
Less than 35	2.50%
35-44	3.25
45-59	4.25
60-74	5.75
75-89	8.00
90 or more	10.00

New Table (effective March 1, 2010) (will not increase after April 2020) Years of Service	Applicable Percentage
Less than 5	2.50%
5-9	3.25
10-14	4.00
15 and over	5.00

The Retirement Plan credits participants with interest on their balances. The Retirement Plan sets the fixed interest rate each year based on the average of the daily five-year U.S. Treasury Note yields for the previous October 1 through November 30. The minimum interest rate is 5%. The maximum rate is the lower of 10% or a specific rate set by the U.S. government under the tax laws. For 2020, the interest rate was 5%.

When an employee retires or terminates employment and is vested, the Retirement Plan will pay out the cash balance amounts. The Retirement Plan will make these payments in the form and at the time the employee elects, including payment in a single lump sum or as an annuity. An annuity obligates the Retirement Plan to make payments in monthly installments over time, in amounts based on plan assumptions as to life expectancy and the value of making payments in the future. Employees may choose similar methods of payment for benefits they earned before July 1, 1995. The Retirement Plan balances vest after completing three years of service or you attain age 65, become disabled or die while an active employee. The Retirement Plan has been amended effective April of 2020. There will be no new entrants into the Retirement Plan and no increase in the contribution allocation percentage for those who remain eligible for the Retirement Plan after the effective date. New hires will receive an additional company contribution under the Ameriprise Financial 401(k) Plan instead of a benefit under the Retirement Plan.

The Ameriprise Financial Supplemental Retirement Plan (SRP) is a non-qualified pension plan that allows participants to receive contributions on pension earnings that exceed applicable limits under the Internal Revenue Code of 1986, as amended and cannot be allocated to the qualified Retirement Plan. The SRP balances vest after completing three years of service, or you attain age 65, become disabled or die while an active employee.

The Retirement Plan account balances for Messrs. Cracchiolo, Berman, Truscott, Moore, and Sweeney as of December 31, 2020 were $889,473; $776,165; $315,931; $158,845; and $719,500, respectively. The SRP account balances for Messrs. Cracchiolo, Berman, Truscott, Moore, and Sweeney as of December 31, 2020 were $15,612,771; $6,237,115; $3,540,391; $1,649,427; and $2,363,536, respectively. For all of the named executive officers, their Retirement Plan or SRP balances are fully vested. The December 31, 2020 values shown in the table above for the Retirement Plan assumes a discount rate of 2.35% and a discount rate of 2.17% for the SRP. The values assume an interest crediting rate of 5.00% and a retirement age of 65, or current age for Mr. Berman, for both the Retirement Plan and the SRP.

Ameriprise Financial 2021 Proxy Statement | 59

Potential Payments Upon Termination or Change of Control for Named Executive Officers

The tables below describe the potential termination payments for the named executive officers under various termination of employment scenarios as if they occurred on December 31, 2020. As noted earlier, the Company does not have employment, severance, or change in control agreements with any of the named executive officers. Rather, the rights of our executives with respect to specific events, including death, disability, severance, or retirement, or a change in control of the Company, are covered by certain compensation and benefit plans of the Company, the material terms of which are summarized below.

We are providing two sets of tables for each named executive officer to show you what the officer would receive if he or she no longer worked for the Company. The first table shows the vested plan amounts that the named executive officer would receive if he or she left the Company for any reason. Any other employee participating in these plans would also receive any vested amounts in these plans if he or she no longer worked for the Company. The second table shows what the named executive officers would receive under various hypothetical situations resulting in a termination of their employment. The second table does not include amounts disclosed in the first table.

Both tables assume that the named executive officer’s employment terminated on December 31, 2020. Because the numbers disclosed are calculated as of that date and are subject to other estimates and assumptions, the actual amounts the named executive officer may receive may differ materially from those shown in the tables. Additional information on the calculations for the payouts are outlined in the common set of footnotes to the tables. Unless otherwise specified in the common set of footnotes to the tables, all payments and benefits would be provided by Ameriprise Financial, Inc.

In addition to the amounts disclosed in these tables, the named executive officers would also receive any restricted stock that vested on or before their termination date. The officer would also be able to exercise any vested stock options. For more information, please see the Outstanding Equity Awards at Fiscal Year-End 2020 table on page 56.

Ameriprise Financial Senior Executive Severance Plan

To be eligible for severance benefits under this plan, a named executive officer must be terminated in connection with a workforce reduction, closure, or other similar event. Additionally, an employee who is involuntarily or constructively terminated within two years after a change in control is eligible for severance benefits. The severance amount is based upon a multiple of (i) the named executive officer’s annual base compensation plus (ii) the average bonus and incentive amount over the previous three years. The named executive officer also is entitled to the bonus amount that he or she otherwise would have received for the year in which the termination occurred, pro-rated for the period of employment during that year. During the severance period, medical and dental benefits will continue and the Company has the right to continue other programs.

The severance amount is payable in installments according to our regular payroll schedule, except that the payments which would be made during the sixth month period following termination will be made in a lump sum on the first payroll period of the seventh month following termination. If the named executive officer is reemployed by us, he or she must repay any severance amounts paid and forfeit any severance amounts not yet paid to the extent that those amounts relate to the portion of the severance period after the date of reemployment.

In addition, named executive officers who incur an involuntary or constructive termination within two years after a change in control will have a credit made to their book reserve account in the Ameriprise Financial Supplemental Retirement Plan as of the date of termination equal to the value of employer contributions that would have been made to the Ameriprise Financial Retirement Plan, the Ameriprise Financial 401(k) Plan, the Ameriprise Financial Supplemental Retirement Plan, or other similar plans during the period for which the employee receives severance payments under this Plan.

A change in control under the Senior Executive Severance Plan generally occurs if an unrelated person or entity acquires at least 30% of the voting power of our securities, an unrelated person or entity acquires at least 50% of the total voting power of our securities and at least 50% of the total fair market value of our equity or assets, or a majority of our Board is replaced during any 12-month period with persons whose appointment or election is not endorsed by a majority of our Board before the date of appointment or election.

A constructive termination occurs if, within two years after a change in control, a named executive officer resigns or otherwise terminates employment without consent for any of the following reasons: (i) a reduction in overall total compensation opportunity; (ii) relocation to a location more than 35 miles from the named executive officer’s primary residence and more than 50 miles from the named executive officer’s then current work location; or (iii) a significant reduction in the named executive officer’s position, title, duties, or responsibilities. To constitute a constructive termination, the named executive officer must provide the Company with a thirty-day period to remedy the situation.

Beginning in 2012, the gross-up provisions for excise taxes were eliminated and replaced with a best net approach, under which a named executive officer will receive reduced severance benefits if it results in a more favorable after-tax benefit for the officer.

Accelerated Vesting of Equity Compensation

We eliminated the “single-trigger” acceleration of unvested incentive compensation upon a change in control for future awards of equity compensation granted on or after January 1, 2013. Instead, the vesting of awards granted on or after January 1, 2013, will only accelerate upon a “double-trigger” (change in control followed by termination for good reason or involuntary termination not for cause within two years).

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Annual Cash Incentive Compensation

A pro rata annual cash incentive award may become payable in the event an executive is involuntarily or constructively terminated within two years of a change in control. The pro rata payment of these awards rewards the executive for performance prior to the change in control of his or her performance prior to the change in control transactions.

Detrimental Conduct Agreements

To help protect our competitive position, the named executive officers have signed detrimental conduct agreements. Detrimental conduct includes: working for certain competitors; soliciting our customers or employees; and disclosing confidential information for a period of up to one year after termination of employment.

The detrimental conduct agreements include a provision that requires the named executive officers to forfeit or repay the proceeds from some or all of their long-term incentive awards received up to two years prior to the end of their employment if they engage in conduct that is detrimental to us. In addition, the severance and post-employment benefits described above require the named executive officer to sign an agreement that includes a general release and other restrictive covenants, in addition to the detrimental conduct agreement. The detrimental conduct agreement was updated in November 2014 to reflect the current competitive environment and applicable laws. Key provisions of the policy, including the repayment terms, were not changed. The revisions generally provide more details about the noncompete and nonsolicitation provisions, and also address the enforceability in a few states with different employment laws.

James M. Cracchiolo

The following tables describe the potential termination payments for Mr. Cracchiolo for the various termination of employment scenarios, assuming separation of employment on December 31, 2020. These amounts are in addition to the payout of vested stock options and restricted stock awards listed on page 57.

Vested Plan Balances Payable Upon Termination of Employment for any Reason(1)

Retirement Plan	$889,473
401(k) Plan	5,841,530
Supplemental Retirement Plan	16,798,840
Deferred Compensation Plan	68,896,014
Total	$92,425,857

	Other Amounts Payable Upon Termination of Employment
				Involuntary or
				Good Reason
				Termination
	Voluntary		Involuntary	following a	Termination	Termination
	Termination/	For Cause	Not forCause	Change in	Due to	Due to
	Retirement	Termination	Termination	Control(10)	Disability	Death
Severance benefit(2)	$0	$0	$13,918,667	$20,878,000	$0	$0
Payment of annual cash incentive award(3)	5,612,000	0	5,612,000	6,095,500	5,612,000	5,612,000
Accelerated vesting of long-term
performance share unit awards(4)	0	0	0	18,966,414	18,966,414	18,966,414
Accelerated vesting of stock options(4)	0	0	0	8,650,525	8,650,525	8,650,525
Accelerated vesting of restricted
stock awards(4)	0	0	0	9,843,786	9,843,786	9,843,786
Continued contributions to
supplemental retirement plan(5)	0	0	0	1,713,740	0	0
Accelerated vesting of deferred
compensation plan match(6)	0	0	0	0	0	0
Continued participation in health and welfare benefits(7)	0	0	29,361	44,042	0	0
Payout of life insurance benefits(8)	0	0	0	0	0	1,000,000
Present value of disability benefits(9)	0	0	0	0	787,563	0
Total	$5,612,000	$0	$19,560,028	$66,192,007	$43,860,288	$44,072,725

Ameriprise Financial 2021 Proxy Statement | 61

Walter S. Berman

The following tables describe the potential termination payments for Mr. Berman for the various termination of employment scenarios, assuming separation of employment on December 31, 2020. These amounts are in addition to the payout of vested stock options and restricted stock awards listed on page 57.

Vested Plan Balances Payable Upon Termination of Employment for any Reason(1)

Retirement Plan	$776,165
401(k) Plan	1,103,858
Supplemental Retirement Plan	6,391,198
Deferred Compensation Plan	18,505,938
Total	$26,777,158

	Other Amounts Payable Upon Termination of Employment
				Involuntary or
				Good Reason
				Termination
	Voluntary		Involuntary	following a	Termination	Termination
	Termination/	For Cause	Not for Cause	Change in	Due to	Due to
	Retirement	Termination	Termination	Control(10)	Disability	Death
Severance benefit(2)	$0	$0	$5,084,500	$10,169,000	$0	$0
Payment of annual cash incentive award(3)	2,624,000	0	2,624,000	2,760,000	2,624,000	2,624,000
Accelerated vesting of long-term
performance share unit awards(4)	0	0	0	6,743,899	6,743,899	6,743,899
Accelerated vesting of stock options(4)	0	0	0	3,482,561	3,482,561	3,482,561
Accelerated vesting of restricted stock awards(4)	0	0	0	3,530,587	3,530,587	3,530,587
Continued contributions to
supplemental retirement plan(5)	0	0	0	1,060,400	0	0
Accelerated vesting of deferred compensation plan match(6)	0	0	0	0	0	0
Continued participation in health and welfare benefits(7)	0	0	21,307	42,614	0	0
Payout of life insurance benefits(8)	0	0	0	0	0	675,000
Present value of disability benefits(9)	0	0	0	0	0	0
Total	$2,624,000	$0	$7,729,807	$27,789,061	$16,381,047	$17,056,047

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William F. Truscott

The following tables describe the potential termination payments for Mr. Truscott for the various termination of employment scenarios, assuming separation of employment on December 31, 2020. These amounts are in addition to the payout of vested stock options and restricted stock awards listed on page 57.

Vested Plan Balances Payable Upon Termination of Employment for any Reason(1)

Retirement Plan	$315,931
401(k) Plan	1,176,706
Supplemental Retirement Plan	3,865,879
Deferred Compensation Plan	3,068,095
Total	$8,426,611

	Other Amounts Payable Upon Termination of Employment
	Voluntary Termination/ Retirement	For Cause Termination	Involuntary Not for Cause Termination	Involuntary or Good Reason Termination following a Change in Control(10)	Termination Due to Disability	Termination Due to Death
Severance benefit(2)	$0	$0	$4,228,500	$8,457,000	$0	$0
Payment of annual cash incentive award(3)	2,067,000	0	2,067,000	2,182,500	2,067,000	2,067,000
Accelerated vesting of long-term performance share unit awards(4)	0	0	0	5,252,157	5,252,157	5,252,157
Accelerated vesting of stock options(4)	0	0	0	2,743,094	2,743,094	2,743,094
Accelerated vesting of restricted stock awards(4)	0	0	0	2,779,696	2,779,696	2,779,696
Continued contributions to supplemental retirement plan(5)	0	0	0	466,350	0	0
Accelerated vesting of deferred compensation plan match(6)	0	0	0	0	0	0
Continued participation in health and welfare benefits(7)	0	0	31,140	62,280	0	0
Payout of life insurance benefits(8)	0	0	0	0	0	675,000
Present value of disability benefits(9)	0	0	0	0	1,019,953	0
Total	$2,067,000	$0	$6,326,640	$21,943,077	$13,861,900	$13,516,947

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Colin Moore

The following tables describe the potential termination payments for Mr. Moore for the various termination of employment scenarios, assuming separation of employment on December 31, 2020. These amounts are in addition to the payout of vested stock options and restricted stock awards listed on page 57.

Vested Plan Balances Payable Upon Termination of Employment for any Reason(1)

Retirement Plan	$158,845
401(k) Plan	0
Supplemental Retirement Plan	1,649,427
Deferred Compensation Plan	0
Total	$1,808,272

	Other Amounts Payable Upon Termination of Employment
	Voluntary Termination/ Retirement	For Cause Termination	Involuntary Not for Cause Termination	Involuntary or Good Reason Termination following a Change in Control(10)	Termination Due to Disability	Termination Due to Death
Severance benefit(2)	$0	$0	$3,528,500	$4,704,667	$0	$0
Payment of annual cash incentive award(3)	1,823,000	0	1,823,000	1,904,500	1,823,000	1,823,000
Accelerated vesting of long-term performance share unit awards(4)	0	0	0	4,660,163	4,660,163	4,660,163
Accelerated vesting of stock options(4)	0	0	0	2,404,341	2,404,341	2,404,341
Accelerated vesting of restricted stock awards(4)	0	0	0	2,436,704	2,436,704	2,436,704
Continued contributions to supplemental retirement plan(5)	0	0	0	264,233	0	0
Accelerated vesting of deferred compensation plan match(6)	0	0	0	0	0	0
Continued participation in health and welfare benefits(7)	0	0	20,868	27,824	0	0
Payout of life insurance benefits(8)	0	0	0	0	0	1,900,000
Present value of disability benefits(9)	0	0	0	0	787,689	0
Total	$1,823,000	$0	$5,372,368	$16,402,432	$12,111,897	$13,224,208

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Joseph E. Sweeney

The following tables describe the potential termination payments for Mr. Sweeney for the various termination of employment scenarios, assuming separation of employment on December 31, 2020. These amounts are in addition to the payout of vested stock options and restricted stock awards listed on page 57.

Vested Plan Balances Payable Upon Termination of Employment for any Reason(1)

Retirement Plan	$719,500
401(k) Plan	1,994,601
Supplemental Retirement Plan	2,424,748
Deferred Compensation Plan	1,741,645
Total	$6,880,494

	Other Amounts Payable Upon Termination of Employment
	Voluntary Termination/ Retirement	For Cause Termination	Involuntary Not for Cause Termination	Involuntary or Good Reason Termination following a Change in Control(10)	Termination Due to Disability	Termination Due to Death
Severance benefit(2)	$0	$0	$2,821,500	$5,643,000	$0	$0
Payment of annual cash incentive award(3)	1,280,000	0	1,280,000	1,356,500	1,280,000	1,280,000
Accelerated vesting of long-term performance share unit awards(4)	0	0	0	3,186,299	3,186,299	3,186,299
Accelerated vesting of stock options(4)	0	0	0	1,701,654	1,701,654	1,701,654
Accelerated vesting of restricted stock awards(4)	0	0	0	1,714,574	1,714,574	1,714,574
Continued contributions to supplemental retirement plan(5)	0	0	0	494,940	0	0
Accelerated vesting of deferred compensation plan match(6)	0	0	0	0	0	0
Continued participation in health and welfare benefits(7)	0	0	25,355	50,709	0	0
Payout of life insurance benefits(8)	0	0	0	0	0	550,000
Present value of disability benefits(9)	0	0	0	0	1,106,624	0
Total	$1,280,000	$0	$4,126,855	$14,147,676	$8,989,151	$8,432,527

(1)	In the event of termination of employment for any reason, the executive is eligible to receive these vested amounts under the Company’s retirement, 401(k), supplemental retirement, and deferred compensation plans. The amounts deferred under the Deferred Compensation Plan will also be paid out immediately following a change in control, including any amounts of unvested company match which will become vested upon a change in control.
(2)	Under the Ameriprise Financial Senior Executive Severance Plan, the severance multiples for involuntary not for cause termination unrelated to a change in control were reduced for Mr. Cracchiolo and other executive officers. Beginning in 2012, the severance multiple for Mr. Cracchiolo was reduced from three times the sum of base salary and highest annual cash incentive award received over the previous three years to two times the sum of base salary and the average annual cash incentive award over the previous three years. For the named executive officers other than Mr. Cracchiolo, the severance multiple is one and one-half times the sum of base salary and the average annual cash incentive award over the last three years. For involuntary termination not for cause or constructive termination within two years following a change in control, severance is equal to the following multiples of the sum of base salary plus the average annual cash incentive award received over the previous three years: Mr. Cracchiolo (three times); Messrs. Berman, Truscott, and Sweeney (three times); and any new executive officer hired or promoted after March 19, 2008 which includes Mr. Moore (two times). For all participants under the Ameriprise Financial Senior Executive Severance Plan, the severance benefit is payable in biweekly installments, beginning on the seventh month following the executive’s termination of employment (i.e., following a six-month delay), not exceeding the duration during which the executive is entitled to receive severance benefits under the plan.
(3)	If an executive leaves due to involuntary not for cause termination unrelated to change in control, retirement, death or disability, the amount paid to the executive for their annual cash incentive award for the year in which their termination of employment occurs is prorated to reflect the period of the year that was worked, based on actual performance, and fully discretionary. The hypothetical amount shown in the table is based on the actual cash incentive award earned for 2020 performance. In the event of involuntary termination not for cause within two years of a change of control, the executive will receive the average of the prior two years’ annual cash incentive awards in a lump sum following the executive’s termination of employment. The hypothetical amount shown in the table is based on the average of the actual cash incentive awards earned for 2018 and 2019.
(4)	In the event of death or disability, vesting accelerates for all outstanding stock options, restricted shares, and on a prorated basis for all outstanding performance shares. For all awards, vesting of outstanding stock options, restricted shares, and performance shares is not accelerated solely due to a change in control and also requires an involuntary or good reason termination of employment within two years following the change in control. In such an instance, vesting is accelerated in full for outstanding stock options and restricted shares and on a prorated basis for outstanding performance shares. In the event of retirement, outstanding restricted shares, performance shares, and stock options granted in the year of retirement are forfeited. For awards granted prior to the year of retirement, vesting does not accelerate upon retirement, but the awards remain outstanding and continue to vest.

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(5)	In the event of involuntary termination not for cause or constructive termination within two years of a change of control, the executive will receive the value of Company contributions that would have been made on his behalf to the Company’s retirement, 401(k), and supplemental retirement plans during the severance period. Immediately upon a change in control, the entire value of each executive’s account under the supplemental retirement plan will be transferred to a trust established for this purpose. Continued contributions will be credited to the executive’s account under the supplemental retirement plan as of the date of the executive’s termination of employment. Payment is made from the trust in a lump sum or annual installments based on the executive’s distribution election under the supplemental retirement plan.
(6)	In the event of a change of control, death or disability, vesting fully accelerates on the Company match portion of the deferred compensation plan for all participants, and each participant is paid his deferred compensation plan balance shortly following the triggering event (i.e., death, disability, or change in control). For participants who are retirement eligible (applicable to our named executive officers), the Company match is currently fully vested.
(7)	In the event of involuntary termination not for cause or good reason termination of employment within two years of the change in control, the executive is provided continued participation in the medical, dental, and life insurance benefits during the severance period.
(8)	Reflects the life insurance benefit payable for both Company-provided and employee-purchased coverage. All employees including the named executive officers are provided a Company-funded coverage of one times base salary.
(9)	In the event of disability, the executive would be eligible to receive disability income as long as they remained disabled until reaching age 65. The amount shown indicates the present value of potential future disability payments that would be received between December 31, 2020 and the executive reaching age 65, using a 2.35% discount rate.
(10)	Beginning in 2012, named executive officers are no longer eligible to receive a payment from the Company to put the executive in the same after-tax position as if no excise taxes under the Internal Revenue Code Section 280G had been imposed. This excise tax reimbursement and gross up by the Company was eliminated for all executive officers.

CEO Pay Ratio

SEC rules require public companies to disclose the ratio of the annual total compensation of their chief executive officer to the median of the annual total compensation of all of the Company’s employees, other than the chief executive officer. For Ameriprise we explain below how we made reasonable efforts to identify the median employee and calculate both the individual’s annual total compensation and the annual total compensation of our chief executive officer for this purpose. As permitted by the SEC, we have used reasonable estimates, assumptions, and methodologies to prepare this disclosure.

Because the SEC gives companies flexibility to calculate their CEO pay ratio in a manner that best suits their facts and circumstances, our CEO pay ratio is specific to Ameriprise and should not be used as a basis for comparison with the CEO pay ratios disclosed by other companies.

Consistent with prior years, we identified our median employee by using total cash compensation: base salary plus any cash bonuses or commissions. Our median employee is the same median employee we used to calculate our 2019 pay ratio. We included the total cash compensation of our approximately 12,300 full- and part-time employees – including our employee financial advisors – from all 20 countries in which we operate, as of December 31, 2019. We did not include our approximately 7,800 franchise financial advisors even though they form a significant part of our business, because they – and their staff – are not our employees. We did not make any cost of living adjustments, or account separately for regional pay differences other than converting foreign currencies to US dollars.

Next, we calculated our median employee’s annual total compensation using the same methodology that we use for our chief executive officer and our other named executive officers for purposes of the Summary Compensation Table on page 53. We then added the value of company- provided insurance. This is consistent with how we communicate with our employees through our My Ameriprise employee value proposition.

Using this methodology, our median employee’s annual total compensation for 2020 was $125,720. We also added the value of company-provided insurance ($14,681) to our CEO’s 2020 annual total compensation as reported in the Summary Compensation Table. The resulting ratio of our CEO’s annual total compensation to the annual total compensation of our median employee was 166:1.

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Certain Transactions

Related Person Transaction Review Policy

Our Audit Committee has adopted a written policy which provides procedures for the review, approval or ratification of certain transactions required to be reported under applicable rules of the Securities and Exchange Commission. Any amendments to the policy require Audit Committee approval.

Reportable transactions include those in which we are a participant and in which a related person has a direct or indirect interest. Related persons include: our directors, director nominees and executive officers; any person known by us to be the beneficial owner of more than five percent of our voting securities; and certain family members of, or certain other persons sharing the household of, any of our directors, director nominees or executive officers or holders of more than five percent of our voting securities.

Standards to be applied to the review of related person transactions include, but are not limited to, the following:

•	materiality of such transaction;
•	benefits of such transaction to us;
•	structure of such transaction;
•	the extent of the related person’s interest, benefit or influence in such transaction;
•	whether the terms of such transaction are on an arm’s length basis with terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances or otherwise can be determined as fair to us; and
•	whether means are available to manage any actual or apparent conflict of interest that may arise under such transaction following the time it is approved or entered into.

The Audit Committee of our Board of Directors, as well as the Audit Committee’s chair acting alone under delegated authority, have the responsibility to review, approve, disapprove or ratify related person transactions. Any Audit Committee member who is a related person under a transaction that is the subject of review is recused from voting upon any approval, disapproval or ratification of that transaction. Conditions operative to the transaction or to the relationship with the related person may be included in an approval or ratification

Transactions with Other Companies

In the usual course of our business, we have transactions with many other firms. Some of the directors or officers of these firms may also serve as directors or officers for us or our subsidiaries. We carry out our transactions with these firms on customary terms. The directors and officers who serve us, our subsidiaries or the other firms involved may not have knowledge of these transactions.

Transactions Between the Company and Our Directors and Officers

Our executive officers and directors may from time to time take out loans from certain of our subsidiaries on the same terms that these subsidiaries offer to the general public. By way of example, our broker- dealer subsidiary Ameriprise Financial Services, LLC may extend margin loans (except margin loans to acquire the Company’s stock) to our directors and executive officers under their brokerage accounts. All indebtedness from these transactions is in the ordinary course of our business and is on the same terms, including interest rates, in effect for comparable transactions with other people. Such indebtedness involves normal risks of collection and does not have features or terms that are unfavorable to our subsidiaries.

Our executive officers and directors may also have transactions with us or our subsidiaries involving other goods and services, such as insurance, brokerage and investment services. These transactions are also in the usual course of our business and we provide them on terms that we offer to our employees (with respect to executive officers) or to the public (with respect to our outside directors) generally.

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Transactions with Significant Shareholders

From time to time we may engage in ordinary course relationships and commercial transactions with our significant shareholders or their subsidiaries. We do not believe that these transactions are material to our Company.

•	In the usual course of our Advice & Wealth Management business, we provide to BlackRock, Inc. or its affiliates (“BlackRock”) distribution services and marketing support in connection with the sale of BlackRock products to our clients. We received approximately $31.5 million in marketing support and related payments from BlackRock in 2020 in connection with these services.
•	In the usual course of our Asset Management business, we obtain investment advisory or sub-advisory services from BlackRock. We paid approximately $158 thousand in fees to BlackRock in 2020 in connection with these investment advisory or sub-advisory services.

Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934 requires our directors, executive officers, and persons who own more than ten percent of a registered class of our equity securities to file with us, the Securities and Exchange Commission, and the New York Stock Exchange initial reports of ownership and reports of changes in ownership of any of the Company’s equity securities. As is true at many other public companies, our directors and executive officers have signed powers of attorney delegating the authority to prepare, sign, and file Section 16 reports on their behalf to employees of the Company. To the best of our knowledge, all required Section 16 reports were filed on a timely basis except as described in the next sentence.  In 2020, the attorney-in-fact responsible for filing Section 16(a) reports for Ms. Wilson Thissen filed a Form 4 disclosing one transaction one day after the filing deadline.

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General Information

The 2021 Annual Meeting of Shareholders at 11:00 a.m. Central time, on Wednesday, April 28, 2021 will be held in a virtual meeting format only via live webcast at www.virtualshareholdermeeting.com/amp2021. To attend and be able to vote, examine the list of our shareholders and ask questions during the Annual Meeting, you must enter the 16-digit control number found on your proxy card or notice. The list of shareholders of record will be available during the Annual Meeting at www.virtualshareholdermeeting.com/amp2021.

We provide our shareholders with the choice of accessing the 2021 Annual meeting proxy materials over the Internet, rather than receiving printed copies of those materials through the mail. In connection with this process, a Notice Regarding the Availability of Proxy Materials is being mailed to our shareholders who have not previously requested electronic access to our proxy materials or paper proxy materials. The notice contains instructions on how you may access and review our proxy materials on the Internet and how you may submit a proxy for your shares over the Internet. The notice will also tell you how to request our proxy materials in printed form or by email, at no charge. The notice contains a 16-digit control number that you will need to submit a proxy for your shares. Please keep the notice for your reference through the meeting date.

For other correspondence intended for our corporate secretary, you may contact Wendy B. Mahling by telephone at (612) 671-3603, by email at wendy.mahling@ampf.com or by writing at 1098 Ameriprise Financial Center, Minneapolis, MN 55474.

Voting Information

Record Date

You may vote all shares that you owned as of March 1, 2021, which is the record date for the annual meeting. On March 1, 2021, we had 116,599,284 common shares outstanding at the close of business. Each common share is entitled to one vote on each matter properly brought before the meeting.

Ownership of Shares

You may own common shares in one of the following ways:

•	directly in your name as the shareholder of record, which includes restricted stock awards issued to employees under our long-term incentive plans;
•	indirectly through a broker, bank, trustee, or other holder of record in “street name”; or
•	indirectly in the Ameriprise Financial, Inc. Stock Fund of our 401(k) Plan.

If your shares are registered directly in your name, you are the holder of record of these shares and we are sending a Notice Regarding the Availability of Proxy Materials directly to you. As the holder of record, you have the right to submit your proxy, by telephone, by the Internet or by mail (if you request to receive your proxy materials by mail), or to vote during the meeting. If you hold your shares in street name, your broker, bank, trustee, or other holder of record is sending a Notice Regarding the Availability of Proxy Materials to you. As a holder in street name, you have the right to direct your broker, bank or other holder of record how to vote by submitting voting instructions in the manner directed by your bank, broker, trustee, or other holder of record.

Regardless of how you hold your shares, we invite you to attend the annual meeting. To attend the meeting, you must have been a shareholder at the close of business on the record date of March 1, 2021. The meeting will be held in a virtual format at www.virtualshareholdermeeting.com/amp2021. You must enter the 16-digit control number found on your proxy card or notice to vote at the meeting. If you are a shareholder who plans to send a proxy or qualified representative to represent you at the annual meeting, it is also important to note that under our amended and restated By-Laws, the following provisions apply: (i) no later than five business days prior to the annual meeting, a shareholder who has proposed business or made a nomination in accordance with the amended and restated By-Laws for consideration at the annual meeting must provide the full name(s) and current residential address of any person(s) authorized to act as a qualified representative for such shareholder in order for such qualified representative to access the annual meeting to present the proposed business or nomination on such shareholder’s behalf; and (ii) no more than three persons who are authorized to act as proxy or a qualified representative for a shareholder may attend the annual meeting. You should review Article I, Section 1.10(c) of our By-Laws for additional information. Our amended and restated By-Laws are posted on our website on the Corporate Governance page at ir.ameriprise.com.

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How to Vote

The Notice Regarding the Availability of Proxy Materials that most of our shareholders will receive will have information about submitting your proxy online but is not permitted to include a telephonic voting number because that would enable a shareholder to vote without accessing the proxy materials online. The telephonic voting number will be on the website where the proxy materials can be found. For more information about submitting your proxy by telephone, please see the next two sections.

Your Vote is Important. We encourage you to submit your proxy promptly. Internet and telephone proxy submission is available through 11:59 p.m. Eastern time on Sunday, April 25, 2021, for shares held in the Ameriprise 401(k) plan and through 11:59 p.m. Eastern time on Tuesday, April 27, 2021, for all other shares. You may submit your proxy or vote in one of the following ways:

Submit Your Proxy by Internet. You may submit your proxy by the Internet. The Notice Regarding the Availability of Proxy Materials indicates the website you may access for Internet proxy submission using the 16-digit control number included in the notice. You may submit your proxy by the Internet 24 hours a day, seven days a week. You will be able to confirm that the system has properly recorded your voting instructions. If you hold your shares in street name, please follow the Internet proxy submission instructions in the Notice Regarding the Availability of Proxy Materials you receive from your bank, broker, trustee, or other record holder. You may incur telephone and Internet access charges if you submit your proxy by the Internet.
Submit Your Proxy by Telephone. You have the option to submit your proxy by telephone. In order to submit your proxy by telephone, please go to www.proxyvote.com and log in using the 16-digit control number provided on your Notice Regarding the Availability of Proxy Materials. You will be provided with a telephone number for submitting your proxy at that site. Alternatively, if you request paper copies of the proxy materials, your proxy card or voting instruction form will have a toll-free telephone number that you may use to submit your proxy. When you submit your proxy by telephone, you will be required to enter your 16-digit control number, so please have it available when you call. You may submit your proxy by telephone 24 hours a day, seven days a week. The telephone proxy submission system has easy-to-follow instructions and allows you to confirm that the system has properly recorded your voting instructions.
Submit Your Proxy by Mail. If you elect to receive your proxy materials by mail and you are a holder of record, you can submit your proxy by marking, dating, and signing your proxy card and returning it by mail in the postage-paid envelope provided to you. If you elect to receive your proxy materials by mail and you hold your shares in street name, you can submit your voting instructions by completing and mailing the voting instruction form provided by your bank, broker, trustee, or holder of record.
Vote at the Meeting. Submitting a proxy now will not limit your right to change your vote at the meeting if you attend the virtual annual meeting via live webcast. You must enter the 16-digit control number found on your proxy card or notice at the time you log into the meeting at virtualshareholdermeeting.com/amp2021. For information about attending the Annual Meeting, please see “Attending the Annual Meeting” below.

Revocation of Proxies

You can revoke your proxy at any time before your shares are voted if you:

(1)	submit a timely later-dated proxy or voting instruction form if you hold shares in street name;

(2)	provide timely subsequent telephone or Internet voting instructions; or

(3)	vote at the meeting.

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Shares Held Under the Ameriprise Financial 401(k) Plan

If you participate in the Ameriprise Financial 401(k) Plan and invest in the Ameriprise Financial, Inc. Stock Fund, your proxy card includes shares that the plan has credited to your account. To allow sufficient time for the plan trustee to vote, the trustee must receive your voting instructions by 11:59 p.m. Eastern time, on Sunday, April 25, 2021. If the plan trustee does not receive your instructions by that date, the trustee will vote your shares in the same proportion of votes that the trustee receives from other plan participants who did vote.

Confidential Voting

We maintain the confidentiality of the votes of individual shareholders. We do not disclose these votes to any member of management unless we must disclose them for legal reasons or in the event of a contested proxy solicitation. However, if a shareholder writes a comment on the proxy card, we will forward the comment to management. In reviewing the comment, management may learn how the shareholder voted. In addition, the Inspector of Elections and selected employees of our independent tabulating agent may have access to individual votes in the normal course of counting and verifying the vote.

Votes Required for Proposals			How We Count Votes
Item		To elect directors and adopt the other proposals, the following proportion of votes is required:	Routine/ Non-Routine	Treatment of Abstentions	Treatment of Broker Non-Votes
	To elect the nine director nominees named in the proxy statement	Under the majority voting standard, in an uncontested election, a nominee must receive a number of “For” votes that exceeds 50% of the votes cast (excluding abstentions)*	Non-routine	No effect; not included in numerator or denominator.	No effect; not included in numerator or denominator.
	To approve the compensation of the named executive officers by a nonbinding advisory vote	The affirmative vote of a majority of the votes cast	Non-routine	No effect; not included in numerator or denominator.	No effect; not included in numerator or denominator.
	To ratify the Audit Committee’s selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2021	The affirmative vote of a majority of the votes cast	Routine	No effect; not included in numerator or denominator.	No effect; not included in numerator or denominator.

The Board of Directors recommends that you vote “FOR” each of the nominees in Item (1) and “FOR” Items (2) and (3). Properly submitted proxies will be voted “FOR” each such Item unless otherwise specified.

*	If an uncontested incumbent nominee for director does not receive an affirmative majority of “For” votes, he or she will be required to promptly tender his or her resignation to the Board. The independent Nominating and Governance Committee will then make a recommendation to the Board as to whether the tendered resignation should be accepted or rejected, or whether other action should be taken. The Board will publicly announce its decision regarding the tendered resignation and the rationale behind it within 90 days after the election results have been certified. The director who tendered the resignation will not be permitted to vote on the recommendation of the Nominating and Governance Committee or the Board’s decision with respect to his or her tendered resignation.

Quorum and Required Vote

Quorum

We will have a quorum and will be able to conduct the business of the annual meeting if the holders of a majority of the voting power of the shares entitled to vote at the meeting are either present in person or represented by proxy at the meeting.

Routine and Non-Routine Proposals

The rules of the New York Stock Exchange determine whether proposals presented at shareholder meetings are routine or non-routine. If a proposal is routine, a broker or other entity holding shares for an owner in street name may vote on the proposal without receiving voting instructions from the owner under certain circumstances. If a proposal is non-routine, the broker or other entity may vote on the proposal only if the owner has provided voting instructions. A broker non-vote occurs when the broker or other entity is unable to vote on a proposal because the proposal is non-routine and the owner does not provide any voting instructions.

The rules of the New York Stock Exchange make all of the proposals to be considered at the annual meeting non-routine items except for the proposal to ratify the Audit Committee’s selection of PricewaterhouseCoopers LLP as the Company’s independent registered public

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accounting firm for 2021. This means that brokers who do not receive voting instructions from their clients as to how to vote their shares for Items (1) and (2) cannot exercise discretion to vote their clients’ shares. Therefore, it is important that you instruct your broker as to how you wish to have your shares voted on these proposals, even if you wish to vote as recommended by the Board of Directors.

How We Count Votes

In determining whether we have a quorum for the annual meeting, we count abstentions and broker non-votes as present and entitled to vote. For your convenience, we have provided the chart on the previous page to show whether each item being voted on is routine or non-routine under the rules of the New York Stock Exchange. The chart also shows how abstentions and broker non-votes will be treated in determining the outcome of voting on each item.

Multiple Shareholders Sharing the Same Address

For those shareholders requesting paper proxy materials who share a single address and would like to receive only one annual report and proxy statement at that address, please contact our corporate secretary. This service, known as “householding,” is designed to reduce our printing and postage costs. If after signing up for householding any shareholder residing at such an address wishes to receive a separate annual report or proxy statement in the future, he or she may contact our corporate secretary. The contact information for our corporate secretary is provided on page 69 under “General Information.”

Cost of Proxy Solicitation

We will pay the expenses of soliciting proxies. Our directors, officers or employees may solicit proxies for us in person, or by telephone, facsimile or electronic transmission for no additional compensation. We have hired D.F. King & Co., Inc. to help us distribute and solicit proxies. We will pay D.F. King $20,000 plus expenses for these services.

Requirements, Including Deadlines, for Submission of Proxy Proposals, Nomination of Directors and Other Business by Shareholders

Shareholder proposals included in our proxy statement. Under Securities and Exchange Commission Rule 14a-8, if a shareholder wants us to include a proposal in our proxy statement and form of proxy for the 2022 annual meeting of shareholders, our corporate secretary must receive the proposal at her office by no later than November 19, 2021. Proposals that are mailed, faxed, emailed or otherwise delivered to anyone other than our corporate secretary must still be received by the corporate secretary no later than November 19, 2021.

Shareholder nominees included in our proxy statement (“proxy access”). Under our By-Laws, shareholders may nominate a person for election as a director at an annual meeting to be included in our proxy statement if the shareholders satisfy certain requirements. Generally, a shareholder, or group of up to 20 shareholders, must own at least 3% of our outstanding shares and have held those shares for at least three years to be eligible to make a proxy access nomination. Shareholders who meet these requirements may nominate the greater of two directors or directors representing twenty percent of the directors constituting our board of directors. If a shareholder wants to nominate a director to be included in our proxy statement and form of proxy for the 2022 annual meeting of shareholders, our corporate secretary must receive the nomination at his or her office no earlier than October 20, 2021 and no later than November 19, 2021. However, if we hold the annual meeting on a date that is not within 30 days of this year’s annual meeting, we must receive the notice no earlier than 150 days before the annual meeting and no later than 120 days before the annual meeting or ten days after our first public announcement of the annual meeting date.

If you will be nominating a director for election to be included in our proxy statement, there are special requirements that apply. These requirements are contained in Article I, Section 1.16 of our amended and restated By-Laws, which are posted on the Corporate Governance page at ir.ameriprise.com.

If you will be submitting a shareholder proposal under SEC Rule 14a-8 acting as a proxy or attorney-in-fact on behalf of a shareholder-proponent, there are special requirements that apply. These requirements are contained in Article I, Section 1.10(c)(iv) of our amended and restated By-Laws, which are posted on our website on the Corporate Governance page at ir.ameriprise.com.

Shareholder items of business and director nominees not included in our proxy statement. Under our By-Laws, and as the Securities and Exchange Commission rules permit, shareholders must follow certain procedures to nominate a person for election as a director at an annual or special meeting, or to introduce an item of business at an annual meeting. Under these procedures, shareholders must submit the proposed nominee or item of business by delivering a written notice to the corporate secretary of the Company at our principal executive offices. Our corporate secretary must receive notice as follows on the date specified:

•	Normally we must receive notice of a shareholder’s intention to introduce a nomination or proposed item of business for an annual meeting not less than 90 days or more than 120 days before the first anniversary of the prior year’s meeting. Assuming that our 2021 Annual meeting is held on schedule, we must receive notice pertaining to the 2022 annual meeting no earlier than December 29, 2021, and no later than January 28, 2022.

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•	However, if we hold the annual meeting on a date that is not within 30 days before or 60 days after such anniversary date, we must receive the notice no more than 120 days before the annual meeting date and no later than the later of the 90th day prior to the annual meeting date or ten days after our first public announcement of the annual meeting date.

•	If we hold a special meeting to elect directors, we must receive a shareholder’s notice of intention to introduce a nomination no earlier than the 120th day prior to the special meeting date and no later than the later of the 90th day prior to the special meeting date or ten days after our first public announcement of the special meeting date and the nominees proposed by the Board.

Any notice that is mailed, faxed, emailed or otherwise delivered to anyone other than our corporate secretary must still be received by the corporate secretary no later than the relevant date specified above.

Our By-Laws require a nominee to deliver signed forms of a questionnaire, representation, and agreement that our corporate secretary will provide upon request. A notice of a proposed item of business must include a description of and the reasons for bringing the proposed business to the annual meeting, any material interest of the shareholder in the business and certain other information about the shareholder.

The Board and our management have not received notice of, and are not aware of, any business to come before the meeting other than the items we refer to in this proxy statement. If any other matter comes before the meeting, the named proxies will use their best judgment in voting the proxies.

It is very important that you read the applicable By-Law requirements carefully and comply with them. If you have any questions about these requirements, please contact our Corporate Secretary by telephone at (612) 671-3603, by email at wendy.mahling@ampf.com, or by writing to her at 1098 Ameriprise Financial Center, Minneapolis, MN 55474. She will be happy to answer your questions.

We have made available on the Internet our 2020 Annual Report to Shareholders in connection with this proxy solicitation. If you would like a copy of our 2020 Form 10-K, excluding certain exhibits, please contact Wendy B. Mahling at Ameriprise Financial, Inc., 1098 Ameriprise Financial Center, Minneapolis, Minnesota 55474. We will provide a copy without charge.

Please submit your proxy by telephone or Internet or sign, date and return your proxy card or voting instruction form in the prepaid envelope you received if you requested paper copies of our proxy materials.

In light of our efforts to protect the health and safety of shareholders, employees, directors and others, we have determined to hold the 2021 Annual Meeting in a virtual meeting format only, via live webcast. Similar to last year, the virtual annual meeting is a meeting where shareholders, management, and directors are not physically in the same room but meet through means of remote communication.

We encourage you to attend the virtual meeting annual meeting of shareholders on April 28, 2021. To attend the 2021 Annual Meeting held via live webcast, you must have been a shareholder as of the record date of March 1, 2021, and you will need to enter the 16-digit control number printed on your Notice of Internet Availability of Proxy Materials, voting instruction form or proxy card. Anyone attending the annual meeting must observe the rules approved by the Board of Directors.

If you encounter any technical difficulties with the virtual meeting during the log in or meeting time, please call the technical support number that will be posted on the virtual meeting log in page.

Shareholders may submit questions either before the meeting until 11:59 p.m. ET on April 27, 2021, or during a portion of the meeting. If you wish to submit a question before the meeting, you may log into www.proxyvote.com using your 16-digit control number and follow the instructions to submit a question. Alternatively, if you wish to submit a question during the meeting, log into the virtual meeting platform at www.virtualshareholdermeeting.com/amp2021 using the 16-digit control number and follow the instructions to submit a question.

As part of the Annual Meeting, we will hold a question and answer session during which we intend to answer questions properly submitted by shareholders during or prior to the Annual Meeting in accordance with the Annual Meeting Rules of Conduct that are pertinent to the company and the Annual Meeting matters and as time permits. The Annual Meeting Rules of Conduct will be made available on the virtual meeting platform. Questions that are submitted anonymously, that we determine do not conform with the Annual Meeting Rules of Conduct, are not directly related to the business of the company or are not pertinent to the Annual Meeting matters will not be answered. Each shareholder will be limited to one question so as to allow us to respond to as many shareholder questions as possible in the allotted time. We will address substantially similar questions, or questions that relate to the same topic, in a single response. If there is not enough time to answer every question, we will answer properly submitted questions by writing to the shareholder after the meeting, assuming that the shareholder has provided an email address.

You or your proxyholder may participate, vote, and examine our shareholder list at the virtual annual meeting by visiting www.virtualshareholdermeeting.com/amp2021 and using your 16-digit control number.

By order of the Board of Directors,

Wendy B. Mahling
Senior Vice President – Corporate Secretary

Ameriprise Financial 2021 Proxy Statement | 73

Appendix

GAAP to Non-GAAP Reconciliations

Adjusted Operating Net Revenues
	Full Year	Full Year	% Better/
($ in millions)	2019	2020	(Worse)
Total net revenues	$12,967	$11,899	(8)%
Less: Net realized investment gains (losses)	(6)	(11)
Less: Market impact on non-traditional long-duration products	-	10
Less: Market impact of hedges on investments	(35)
Less: Gain on disposal of business	213
Less: Integration/restructuring charges	(3)
Less: Revenues attributable to the CIEs	88	71
Adjusted operating total net revenues	$12,710	$11,829	(7)%
Less: Unlocking	5	(1)
Less: Auto & Home	881
Adjusted operating total net revenues excluding Unlocking and Auto & Home	$11,824	$11,830	0%

Adjusted Operating Earnings Per Diluted Share
				Per Diluted	Per Diluted
				Share	Share
	Full Year	Full Year		Full Year	Full Year	% Over/
($ in millions, except per share amounts)	2019	2020		2019	2020	(Under)
Net income	$1,893	$1,534	(19)%	$13.92	12.20	(12)%
Less: net realized investment gains (losses)(1)	(4)	(10)		(0.03)	(0.08)
Add: Market impact on non-traditional long duration products(1)	591	375		4.34	2.98
Add: Mean reversion related impacts(1)	(57)	(87)		(0.42)	(0.69)
Add: Market impact of hedges on investments (1)	35	-		0.26	-
Less: Gain on disposal of business (1)	213	-		1.57
Add: Integration/restructuring charges (1)	17	4		0.13	0.03
Less: Net income (loss) attributable to the CIEs	1	3		0.01	0.02
Tax effect of adjustments (2)	(79)	(63)		(0.58)	(0.50)
Adjusted operating earnings	$2,190	$1,770	(19)%	$16.10	$14.08	(13)%
Less: Unlocking	(16)	(349)		(0.12)	(2.78)
Less: Auto & Home operating earnings	10			0.07	-
Adjusted operating earnings excluding Unlocking and Auto & Home	$2,196	$2,119	(4)%	$16.15	$16.86	4%
Weighted average common shares outstanding:
Basic	134.1	123.8
Diluted	136.0	125.7

(1) Pretax adjusted operating adjustment.
(2) Calculated using the statutory tax rate of 21%.

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Adjusted Operating Return On Equity
	Twelve Months Ended	Twelve Months Ended
($ in millions)	December 31, 2019	December 31, 2020
Net income	$1,893	$1,534
Less: Adjustments (1)	(297)	(236)
Adjusted operating earnings	$2,190	$1,770
Less: Annual unlocking/loss recognition, net of tax (2)	(16)	(349)
Less: Auto & Home, net of Tax(2)	10	-
Adjusted operating earnings excluding Unlocking and Auto & Home	$2,196	$2,119
Total Ameriprise Financial, Inc. shareholders’ equity	$5,837	$6,171
Less: Accumulated other comprehensive income, net of tax	$122	301
Total Ameriprise Financial, Inc. shareholders’ equity excluding AOCI	5,715	5,870
Less: Equity impacts attributable to the consolidated investment entities	1	1
Adjusted operating equity	$5,714	$5,869
Return on equity, excluding AOCI	33.1%	26.1%
Adjusted operating return on equity, excluding AOCI (3)	38.3%	30.2%
Adjusted operating return on equity, excluding AOCI, Unlocking and Auto & Home	38.4%	36.1%

(1)	Adjustments reflect the trailing twelve months’ sum of after-tax net realized investment gains/losses, net of deferred sales inducement costs (“DSIC”) and deferred acquisition costs (“DAC”) amortization, unearned revenue amortization and the reinsurance accrual; the market impact on non-traditional long-duration products, net of hedges and related DAC amortization, unearned revenue amortization, and the reinsurance accrual; mean reversion related impacts; gain on disposal of business; the market impact of hedges to offset interest rate changes on unrealized gains or losses for certain investments; integration/restructuring charges; and the impact of consolidating certain investment entities. After-tax is calculated using the statutory tax rate of 21%.
(2)	After-tax is calculated using the statutory tax rate of 21%.
(3)	Adjusted operating return on equity excluding accumulated other comprehensive income (AOCI) is calculated using the trailing twelve months of earnings excluding the after-tax net realized investment gains/losses, net of DSIC and DAC amortization, unearned revenue amortization and the reinsurance accrual; the market impact on non-traditional long-duration products, net of hedges and related DAC amortization, unearned revenue amortization, and the reinsurance accrual; mean reversion related impacts; gain on the disposal of business; the market impact of hedges to offset interest rate changes on unrealized gains or losses for certain investments; integration/restructuring charges; the impact of consolidating certain investment entities; and discontinued operations in the numerator, and Ameriprise Financial shareholders’ equity excluding AOCI and the impact of consolidating investment entities using a five-point average of quarter-end equity in the denominator. After-tax is calculated using the statutory tax rate of 21%.

Ameriprise Financial    2021 Proxy Statement | 75

Ameriprise Financial

CORPORATE SECRETARY'S OFFICE
1098 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474

SCAN TO VIEW MATERIALS & VOTE

VOTE ONLINE
Before The Meeting - Go to **www.proxyvote.com** or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern time the day before the meeting date. Participants in the Ameriprise Financial 401(k) Plan have an earlier voting deadline, described on the reverse side. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/amp2021**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern time the day before the meeting date. Participants in the Ameriprise Financial 401(k) Plan have an earlier voting deadline, described on the reverse side. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D38592-P48536-Z78931

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

AMERIPRISE FINANCIAL, INC.

The Board of Directors recommends you vote FOR each of the following director nominees:

1. Election of Directors	For	Against	Abstain
1a. James M. Cracchiolo	☐	☐	☐
1b. Dianne Neal Blixt	☐	☐	☐
1c. Amy DiGeso	☐	☐	☐
1d. Lon R. Greenberg	☐	☐	☐
1e. Jeffrey Noddle	☐	☐	☐
1f. Robert F. Sharpe, Jr.	☐	☐	☐
1g. Brian T. Shea	☐	☐	☐
1h. W. Edward Walter III	☐	☐	☐
1i. Christopher J. Williams	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

Note: Please sign as your name appears printed above. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee or guardian, please give full title.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

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